PRINCIPAL INVESTORS FUND, INC.



                      STATEMENT OF ADDITIONAL INFORMATION



                              dated March 1, 2005


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectuses. The Fund's prospectuses, dated March 1, 2005, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended October 31, 2004, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, call 1-800-247-4123 or write:

   Principal Investors Fund, Inc.

   Principal Financial Group
   Des Moines IA 50392-2080

The prospectuses for Class J shares, Select, Preferred, Advisors Signature, Advisors Select and Advisors Preferred

share classes may be viewed on our web site at www.principal.com.

                               TABLE OF CONTENTS

Fund History............................................................

Description of the Fund's Investments and Risks.........................

Management..............................................................

Control Persons and Principal Holders of Securities.....................

Investment Advisory and Other Services..................................

Multiple Class Structure................................................

Brokerage Allocation and Other Practices................................

Purchase, Redemption, and Pricing of Shares

Taxation of the Funds...................................................

Calculation of Performance Data.........................................

General Information.....................................................

Financial Statements....................................................

Appendix A..............................................................

Appendix B..............................................................

FUND HISTORY

The Principal Investors Fund is a registered, open-end management investment company, commonly called a mutual fund. The Fund consists of multiple diversified investment portfolios which are referred to as "Funds". Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy and management team.

The Fund was organized as the Principal Special Markets Fund, Inc. on January 28, 1993 as a Maryland corporation. The Fund changed its name to Principal Investors Fund effective September 14, 2000.


The Articles of Incorporation have been amended as follows:
.. September 14, 2000 to add the Bond & Mortgage Securities, Government
  Securities, High Quality Intermediate Term Bond, High Quality Long Term Bond, High Quality Short Term Bond, International I, International II, International Emerging Markets, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Real Estate, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Growth I, Partners SmallCap Growth II, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index and SmallCap Value Funds;
.. December 13, 2001 to add the LifeTime 2010, LifeTime 2020, LifeTime 2030,
  LifeTime 2040, LifeTime 2050, LifeTime Strategic Income Funds (referred to herein as the "Principal LifeTime" Funds) and Partners SmallCap Value Fund;
.. March 14, 2001 to add the Capital Preservation Fund;
.. April 17, 2002 to add the Preferred Securities Fund;
.. September 26, 2002 to add the LargeCap Blend I, Partners LargeCap Growth,
  Partners SmallCap Blend and Partners SmallCap Value I Funds and to change the name of the LargeCap Blend Fund to Partners LargeCap Blend Fund I;
.. September 18, 2003 to add the Partners International, Partners MidCap Growth I
  and Partners MidCap Value I Funds;
.. February 3, 2004 to change the name of the Real Estate Fund to Real Estate
  Securities Fund;
.. March 8, 2004 to add the Partners LargeCap Value Fund I, Partners SmallCap
  Growth Fund III and Partners SmallCap Value Fund II;
.. June 21, 2004 to add the Advisors Signature Class and the High Yield Fund and
  the Partners LargeCap Value Fund II;
.. September 13, 2004 to add Inflation Protection Fund and Partners MidCap Growth
  Fund II; and
.. December 16, 2004 to add Class A and Class B shares, add the Equity Income,
  Partners Global Equity and Tax-Exempt Bond Funds, change the name of International Fund I to Diversified International, change the name of International II to International Growth and change the name of LargeCap Blend I to Disciplined LargeCap Blend.



The High Yield Fund offers only Institutional Class shares.

The LargeCap Blend I, Partners Equity Growth, Partners International, Partners LargeCap Value I, Partners LargeCap Value II, Partners MidCap Growth I, Partners MidCap Growth II, Partners MidCap Value I, Partners SmallCap Blend, Partners SmallCap Growth III, Partners SmallCap Value I and Partners SmallCap Value II Funds each offers Institutional Class, Preferred, Select, Advisors Preferred, Advisors Select and Advisors Signature Class shares. Each of the other Funds offers these classes of shares as well as Class J shares. Class A shares are offered by the Bond & Mortgage Securities, Equity Income, Government Securities, High Quality Short-Term Bond, Inflation Protection, International Emerging Markets, Diversified International, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, LifeTime 2010, LifeTime 2020, LifeTime 2030, LifeTime2040, LifeTime 2050, LifeTime Strategic Income, MidCap Blend, Money Market, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Growth I, Partners MidCap Value, Partners SmallCap Growth II, Preferred Securities, Real Estate Securities, SmallCap Blend, SmallCap Value and Tax-Exempt Bond Funds. Class B shares are offered by the Bond & Mortgage Securities, Equity Income, Government Securities, International Emerging Markets, Diversified International, LargeCap Growth, LargeCap Value, LifeTime 2020, LifeTime 2030, LifeTime2040, MidCap Blend, Money Market, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Growth II, Real Estate Securities, SmallCap Blend, SmallCap Value and Tax-Exempt Bond Funds. Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, call the Principal Investors Fund at 1-800-547-7754.


DESCRIPTION OF THE FUND'S INVESTMENTS AND RISKS



FUND POLICIES

The investment objectives, principal investment policies and the main risks of each Fund are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities the Sub-Advisor can select for each Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The composition of each Fund and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.


Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.


Except as described below as "Fundamental Restrictions," the investment policies described in this SAI and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares, or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.


Bond & Mortgage Securities, Capital Preservation, Disciplined LargeCap Blend, Diversified International, Equity Income, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond, High Yield, Inflation Protection, International Growth, International Emerging Markets, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Partners Global Equity, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners LargeCap Value I, Partners LargeCap Value II, Partners MidCap Growth, Partners MidCap Growth I, Partners MidCap Value, Partners MidCap Value I, Partners SmallCap Blend, Partners SmallCap Growth I, Partners SmallCap Growth II, Partners SmallCap Growth III, Partners SmallCap Value, Partners SmallCap Value I, Partners SmallCap Value II, Preferred Securities, Real Estate Securities, SmallCap Blend, SmallCap Growth, SmallCap Value, SmallCap S&P 600 Index Tax-Exempt Bond Funds

FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin).

 5) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

 6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund.

 7) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 8) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This restriction applies to the LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds except to the extent that the related Index also is so concentrated. This restriction does not apply to the Preferred Securities or Real Estate Securities Funds.

 9) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

NON-FUNDAMENTAL RESTRICTIONS
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% (35% for Preferred Securities Fund) of its assets in foreign securities, except that the Diversified International, International Growth, International Emerging Markets and Partners Global Equity Funds each may invest up to 100% of its assets in foreign securities, the LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds each may invest in foreign securities to the extent that the relevant index is so invested, and Government Securities may not invest in foreign securities.

 5) Invest more than 5% of its total assets in real estate limited partnership interests (except Real Estate Securities Fund).

 6) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Each Fund (except the Capital Preservation, Diversified International, Equity Income, International Growth, and International Emerging Markets) has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.


Partners MidCap Growth Fund II

FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Fund is a matter fundamental policy and may not be changed without shareholder approval. The Fund may not:

 1) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

 2) Issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

 3) Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

 4) Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

 5) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

 6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

 7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

 8) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

NON-FUNDAMENTAL RESTRICTIONS
The Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval.

 1) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


 2) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

 3) The Fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

 4) The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

  For purposes of the Fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.


 5) The Fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the Fund's fundamental and non-fundamental limitations discussed
-------------------------------------------------------------------------------
above:
------

For purposes of normally investing at least 80% of the Fund's assets in
-----------------------------------------------------------------------
securities of companies with medium market capitalizations, FMR intends to
--------------------------------------------------------------------------
measure the capitalization range of the Russell Midcap Index and the Standard &
-------------------------------------------------------------------------------
Poor's MidCap 400 Index (S&P MidCap 400) no less frequently than once a month.
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Partners International Fund


FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Fund is a matter of fundamental policy and may not be changed without shareholder approval. The Fund may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

 3) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin). Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 4) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

 5) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 6) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

 7) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

NON-FUNDAMENTAL RESTRICTIONS
The Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Fund's present policy to:

 1) Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


 2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

 3) Purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Funds


FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or sell commodities or commodities contracts except that the Fund may invest in underlying funds that may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

 3) Purchase or sell real estate or interests therein, although the Fund may purchase underlying funds which purchase securities of issuers that engage in real estate operations and securities secured by real estate or interests therein.

 4) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions in amounts up to 33 1/3% of its total assets (including the amount borrowed) and b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes.

 5) Make loans, except that the Fund may a) purchase underlying funds which purchase and hold debt obligations; and b) enter into repurchase agreements. This limit does not apply to purchases of debt securities or commercial paper by the Fund or an underlying fund. For the purpose of this restriction, lending of fund securities by the underlying funds are not deemed to be loans.

 6) Act as an underwriter of securities, except to the extent that the Fund or an underlying fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 7) Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Fund will concentrate its investments in the mutual fund industry. This restriction does not apply to the Fund's investments in the mutual fund industry by virtue of its investments in the underlying funds. This restriction also does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

 8) Sell securities short.

NON-FUNDAMENTAL RESTRICTIONS
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.


 2) Invest in companies for the purpose of exercising control or management.

SECURITY SELECTION

LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600  Index

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Principal Global Investors, LLC ("Principal") allocates Fund assets in approximately the same weightings as the relevant index. Principal may omit or remove any stock from the Fund if it determines that the stock is not sufficiently liquid. In addition, Principal may exclude or remove a stock from the Fund if extraordinary events or financial conditions lead it to believe that such stock should not be a part of the Fund's assets. Fund assets may be invested in futures and options.

Partners LargeCap Blend and Partners LargeCap Growth I
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T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

Partners LargeCap Growth

----------------------------
When Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") places a trade for the same security or futures contract for more than one account, it is normal practice that such trades will be placed as a block.
.. Execution of orders for clients who designate the use of particular brokers generally can not participate in block trades, and should generally be delayed until the execution of non-broker designated orders has been completed.
.. Execution of orders for any client who prohibits participation in block trades should generally be delayed until the execution of any block trade for the security.

Multiple Trades in the Same Security or Futures Contract
.. Intra-Day: When a security or futures contract is traded in more than one lot during a day, either all accounts trading shall participate in each lot, or an average price shall be obtained that is applicable to all accounts.
.. Multi-Day: When a security or futures contract is traded across multiple days, all accounts trading shall participate on each day, unless the record clearly demonstrates that the trading decisions were made independently.

The intended basis of allocation for a trade should be recorded prior to placing the order. When this is not practicable, the intended allocation will be recorded immediately thereafter.


Partners LargeCap Growth II
---------------------------
American Century uses a bottom-up approach to select stocks to buy for the Fund. This means the managers make their investment decision based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using American Century's extensive computer database, the managers track financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the fund managers select or hold the stocks of companies they believe will be able to sustain accelerating growth and sell the stocks of companies whose growth begins to slow down.


Partners LargeCap Value II
---------------------------
American Century's value team looks for stocks of companies that they believe are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.



Partners MidCap Growth

--------------------------
Turner Investment Partners, Inc. ("Turner") selects securities that it believes to have strong earnings growth potential. Turner seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell MidCap Growth Index (or such other appropriate index selected by Turner). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest to 10% of its total assets in ADRs. Turner will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.


Partners MidCap Growth I and Partners SmallCap Blend
----------------------------------------------------
Mellon Equity Associates, LLP ("Mellon Equity") uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings growth momentum measures and higher expected earnings per share growth. Once such common stocks are identified, Mellon constructs a portfolio that in the aggregate breakdown and risk profile resembles the Russell Midcap Growth Index (for the Partners MidCap
Growth Fund I) or the S & P SmallCap 600 Index (for the Partners SmallCap Blend
Fund), but is weighted toward the most attractive stocks. The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold." The decision to buy, sell or hold is made by Mellon based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security.


Preferred Securities

------------------------
Spectrum Asset Management, Inc. ("Spectrum"), selects preferred securities within industries deemed to have stable or improving fundamentals. The issuers must also have stable or improving credit profiles. Individual issues are selected based on the attractiveness of their yields relative to the senior debt of the same issuer, U.S. Treasuries, and other outstanding preferreds, taking into account differences in maturity, liquidity, and subordination and call features.

Partners MidCap Value I

---------------------------
Goldman Sachs Asset Management, L.P. ("GSAM") manages the Fund by using a value-oriented approach. GSAM evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.

Partners SmallCap Value
-----------------------
Ark Asset Management Co., Inc. ("Ark Asset") selects stocks within a small capitalization universe, by combining a systematic quantitative approach with traditional fundamental analysis. The Sub-Advisor will use, among other things, proprietary computer models that incorporate data from several sources to identify those companies whose securities present what the Sub-Advisor believes to be favorable investment opportunities relative to the securities in the universe. The Sub-Advisor utilizes both a "Valuation Model" and an "Earnings Trend Model" in analyzing potential securities in which to invest. A traditional fundamental overlay is then applied and securities are selected for the portfolio that is structured around the Russell 2000 Index economic sectors to control risk.


Partners SmallCap Value II
--------------------------
Dimensional Fund Advisors Inc. ("Dimensional") believes that equity investing should involve a long-term view and a focus on asset class (e.g., small company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs.

Portfolio construction: Generally, Dimensional structures the Fund by:

.. selecting a starting universe of securities (for example, all publicly traded
  U.S. common stocks).

.. creating a sub-set of companies meeting the Fund's investment guidelines.

.. excluding certain companies after analyzing various factors (for example, solvency).
.. purchasing stocks using a market capitalization weighted approach.

Market capitalization weighted approach means investing on a market capitalization weighted basis, which may include adjusting that weighting to consider such factors as trading strategies, liquidity management and other factors that Dimensional determines appropriate, given market conditions. Market capitalization weighted means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.


The Fund generally purchases stocks whose market capitalizations are in the lower 8% of total market capitalization. Total market capitalization is based on the market capitalization of U.S. operating companies lists on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market.


Selections of equity securities for the other Funds (except the Partners MidCap
-------------------------------------------------------------------------------
Value Fund).

----------------
Such selections are made based on an approach described broadly as "company-by-company" fundamental analysis. Three basic steps are involved in this analysis.
.. First is the continuing study of basic economic factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years.

.. Second, given some conviction as to the likely economic climate, the Sub-Advisor attempts to identify the prospects for the major industrial, commercial and financial segments of the economy. By looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, the Sub-Advisor evaluates the prospects for each industry for the near and intermediate term.

.. Finally, determinations are made regarding earnings prospects for individual companies within each industry by considering the same types of factors described above. These earnings prospects are evaluated in relation to the current price of the securities of each company.

Partners MidCap Value

-------------------------
Neuberger Berman Management Inc. ("Neuberger Berman") selects equity securities using the three basic steps described in the previous section, but may utilize these same steps in reverse order.

INVESTMENT STRATEGIES AND RISKS
Restricted Securities
---------------------

Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to 15%its net assets. The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.



Foreign Securities
------------------

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is not invested and are earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to a Fund's investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.



Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.



Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


Depositary Receipts
-------------------
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Funds that may invest in foreign securities may invest in:

.. American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
.. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs")
  - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.


Securities of Smaller Companies
-------------------------------

The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant factors within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Fund that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of a Fund that invests solely in larger company stocks.


Unseasoned Issuers
------------------

The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures
------------------------------------------------------------------------------
Contracts and Options on Futures Contracts
------------------------------------------

The Funds (except the Principal LifeTime Funds) may each engage in the practices described under this heading.

.. Spread Transactions. Each Fund may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in a segregated account by each Fund's custodian. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of assets.


.. Options on Securities and Securities Indices. Each Fund may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The Funds may write call and put options to generate additional revenue, and may write and purchase call and put options in seeking to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase.

  . Writing Covered Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.


    The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.


    The Funds write only covered options and comply with applicable regulatory and exchange cover requirements. The Funds usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian cash or other liquid assets with a value at least equal to the exercise price of the option.


    Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

  . Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.

    When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.


    Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

  . Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

  . Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.

.. Futures Contracts and Options on Futures Contracts. Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Each Fund may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.
  Through the purchase and sale of futures contracts and related options, a Fund seeks primarily to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase.

  . Futures Contracts. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments in this manner, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.

    A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).


    When a futures contract is purchased or sold a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or other liquid assets (generally about 5% of the contract amount) is deposited by the Fund with its custodian for the benefit of the futures commission merchant through which the Fund engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Fund to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the Fund upon termination of the futures contract if all the Fund's contractual obligations have been satisfied.


    Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.


    In using futures contracts, the Fund seeks primarily to establish more certainly than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keep the Fund's net asset value from declining as much as it otherwise would. A Fund also sells futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Fund purchases futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

  . Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.


    Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.

    If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.


    When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's custodian. The Fund must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.

  . Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. A Fund's successful use of futures contracts is subject to the ability of the Sub-Advisor to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.


    Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.



    Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


  . Limitations on the Use of Futures and Options on Futures Contracts. Each
    Fund intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations.


    Each Fund may enter into futures contracts and related options transactions, primarily for hedging purposes and for other appropriate risk management purposes, and to modify the Fund's exposure to various currency, equity, or fixed-income markets. Each Fund may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.


    When a Fund purchases a futures contract, or purchases a call option on a futures contract, it segregates portfolio assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.



High-Yield/High-Risk Bonds
--------------------------

The Bond & Mortgage Securities, High Yield, Inflation Protection, Partners International, Partners MidCap Growth

Fund II and Preferred Securities Funds each may invest a portion of its assets in bonds that are rated below investment grade (i.e., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Bond & Mortgage Securities, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond and High Quality Short-Term Bond Funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Fund has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities
-------------------------------------

The yield characteristics of the mortgage- and asset-backed securities in which the Bond & Mortgage Securities,

Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-
Term Bond, High Yield, Inflation Protection, Partners International and Preferred Securities Funds may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.


The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation ("CMO") may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.


Real Estate Investment Trusts
-----------------------------

Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Zero-coupon securities
----------------------

The Funds may invest in zero-coupon securities. Zero-coupon securities are "stripped" U.S. Treasury notes and bonds. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.


Securities Lending
------------------

All Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.


Short Sales
-----------

Each Fund may engage in "short sales against the box." This technique involves selling either a security owned by the Fund, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.


Forward Foreign Currency Exchange Contracts
-------------------------------------------
The Funds may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts, exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.


The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


A Fund segregates assets consisting of foreign securities denominated in or exposed to the currency for which the Fund has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.



Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and
-----------------------------------------------------------------------
Sale-Buybacks
-------------

The Funds may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

A Fund may use reverse repurchase agreements, mortgage dollar roles, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.1% of the initial amount delivered.


A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.


A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.



Swap Agreements and Options on Swap Agreements
----------------------------------------------

Each Fund (except Capital Preservation Fund and Money Market Fund) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. An Fund may also enter into options on swap agreements ("swap options").

A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.


Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.


A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.


A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except Capital Preservation Fund and Money Market Fund) may write (sell) and purchase put and call swap options. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.


Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Fund's Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Fund's Manager or Sub-Advisor. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.



Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.

The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:
  . the frequency of trades and quotations, . the number of dealers and prospective purchasers in the marketplace, . dealer undertakings to make a market, . the nature of the security (including any demand or tender features, and . the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in illiquid securities.


For purposes of applying the Funds' investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will value the swap at its notional amount. The manner in which the Funds value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.


When-Issued, Delayed Delivery and Forward Commitment Transactions
-----------------------------------------------------------------
Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward ommitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.


Money Market Instruments/Temporary Defensive Position
-----------------------------------------------------


Each of the Capital Preservation Fund and Money Market Fund invests all of its available assets in money market instruments maturing in 397 days or less. In addition, all of the Funds may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity or in adverse market conditions. Following are descriptions of the types of money market instruments that the Funds may purchase:



.. U.S. Government Securities - Securities issued or guaranteed by the U.S.
  government, including treasury bills, notes and bonds.

.. U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.
  . U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks and Federal Intermediate Credit Banks.

  . U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

  Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.


.. Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

  Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund. A Fund may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.


  A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.



.. Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.


.. Short-term Corporate Debt - Corporate notes, bonds and debentures that at the time of purchase have 397 days or less remaining to maturity.


.. Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.


.. Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.



Other Investment Companies
--------------------------

The Fund reserves the right to invest up to 10% of its total assets in the securities of all investment companies, but may not acquire more than 3% of the voting securities of, nor invest more than 5% of its total assets in securities of, any other investment company. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds ("ETFs") and other open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves substantially the same risks as investing directly in the underlying instruments. In addition, ETFs involve the risk that they will not perform in exactly the same fashion, or in response to the same factors,. as the index or underlying instruments.



As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Fund and its shareholders, in effect, will be absorbing two levels of fees with respect to investments in other investment companies.


INDUSTRY CONCENTRATIONS
Each of the Principal LifeTime Funds concentrates its investments in the mutual fund industry.


Each of the other Funds, except Preferred Securities and Real Estate Securities, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds may concentrate their investments in a particular industry only to the extent that the relevant indices are so concentrated. The International Growth Fund, Partners LargeCap Growth Fund II and the Partners LargeCap Value Fund II use the industry groups of Morgan Stanley Capital International - Global Industry Classification Standard. Partners SmallCap Growth Fund II and Partners MidCap Growth Fund II use the general industry codes of Morgan Stanley Capital International. The other Funds use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission ("SEC")" except the Money Market Fund and Capital Preservation Fund divide the "asset-backed securities" category into five separate industry classifications in accordance with guidelines provided by the Manager.




PORTFOLIO TURNOVER
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.

Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.


Higher portfolio turnover rates generally increase transaction costs that are expenses of the portfolio. Active trading may generate short-term gains (losses) for taxable shareholders.


The following Funds had significant variation in portfolio turnover rates over the two most recently completed fiscal years:
.. Capital Preservation (2003 - 20.7%; 2004 - 105.5%): On July 29, 2004, the
  Board took the necessary action to cause the Fund to become a money market fund. Bringing the portfolio in line with the new strategy resulted in the variation noted.
.. Government Securities (2003 - 219.5%; 2004 - 95.2%): The use of forward purchases and simultaneous current sales, often called dollar rolls, was reduced in 2004 versus 2003 as the attractiveness of this trade diminished.
.. High Quality Intermediate Term Bond ((2003 - 7.51.3; 2004 - 152.5%): The portfolio manager increased the allocation to certain fixed income sectors such as Treasury Inflation Protected Securities, and then reduced the allocation back to year-end levels and also decreased the allocation to investment grade credit throughout the year. The portfolio manager purchased considerable amount of short duration securities, that in turn require more reinvestment, as they mature and increased the level of forward purchases and current sales (referred to as dollar rolls), as the implied financing was attractive relevant to reinvestment opportunities.
.. LargeCap S&P 500 Index Fund (2003 - 1.1%; 2004 - 67.3%): The Fund's portfolio is allocated in approximately the same weightings as the Standard & Poor's 500 Index. The portfolio is not actively managed.
.. Partners LargeCap Blend Fund (2003 - 41.7%; 2004 - 93.9%): the Fund's sub-advisor was changed effective March 9, 2004. Bringing the portfolio in line with the strategy of the new sub-advisor resulted in the variation noted.
.. Partners SmallCap Growth Fund I (2003 - 333.6%; 2004 - 94.6%): As described in the prospectus, the sub-advisor employs an active trading strategy in an attempt to achieve the Fund's investment objective. This was particularly useful in the 2003 fiscal year.


MANAGEMENT


BOARD OF DIRECTORS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Other than serving as Directors, most of the Board members have no affiliation with the Fund or service providers. Each Director serves until a successor is duly qualified and elected.


MANAGEMENT INFORMATION
The name, date of birth and address of the officers and Board members are shown below. Each person also has the same position with the Principal Mutual Funds and the Principal Variable Contracts Fund, Inc. which are also sponsored by Principal Life Insurance Company. Unless an address is shown, the mailing address for the Directors and Officers is the Principal Financial Group, Des Moines, Iowa 50392.

 The following directors are considered not to be "interested persons" as
 ------------------------------------------------------------------------
defined in the 1940 Act.
------------------------

                                                                                                       NUMBER
                                                                                                         OF
                                                                                                     PORTFOLIOS
                                                                                                      IN FUND          OTHER
                                                                                                      COMPLEX      DIRECTORSHIPS
                                                                                                      OVERSEEN          HELD
                        POSITION(S) HELD WITH    LENGTH OF          PRINCIPAL OCCUPATION(S)              BY              BY
NAME, ADDRESS AND AGE   FUND                    TIME SERVED           DURING PAST 5 YEARS             DIRECTOR        DIRECTOR
---------------------   ---------------------   -----------         -----------------------          ----------    -------------
Elizabeth Ballantine    Director                Since 2004    Principal, EBA Associates, since          109        The McClatchy
1113 Basil Road         Member Audit and                      1998.                                                   Company
McLean, Virginia        Nominating Committee
07/01/48

James D. Davis          Director                Since 1993    Attorney. Vice President, Deere and       109             None
4940 Center Court       Member Audit and                      Company, Retired.
Bettendorf, Iowa        Nominating Committee
03/22/34

Richard W. Gilbert      Director                Since 2000    President, Gilbert Communications,        109             None
5040 Arbor Lane, #302   Member Audit and                      Inc., since 1993.
Northfield, Illinois    Nominating Committee
05/08/40

Mark A. Grimmett        Director                Since 2004    Executive Vice President and CFO,         109
6310 Deerfield Avenue   Member Audit and                      Merle Norman Cosmetics, Inc., since                       None
San Gabriel,            Nominating Committee                  2000. Prior thereto, Vice President
California                                                    and CFO.
04/03/60

William C. Kimball      Director                Since 2000    Chairman and CEO, Medicap Pharmacies,     109       Casey's General
3094 104th              Member Audit and                      Inc. Retired.                                         Store, Inc.
Urbandale, Iowa         Nominating Committee
11/28/47

Barbara A. Lukavsky     Director                Since 1993    President and CEO, Barbican               109
100 Market, #317        Member Audit and                      Enterprises, Inc., since 1997.                            None
Des Moines, Iowa        Nominating Committee
09/10/40                Member Executive
                        Committee

The following directors are considered to be "interested persons" as defined in
-------------------------------------------------------------------------------
the 1940 Act because of an affiliation with the Principal Management Corporation
--------------------------------------------------------------------------------
(the "Manager") or Principal Life Insurance Company ("Principal Life").
-----------------------------------------------------------------------

John E. Aschenbrenner  Director                Since 2000   Director, the Manager    109
08/16/49                                                    and Princor Financial
                                                            Services Corporation
                                                            ("Princor"), since
                                                            2000. President,
                                                            Insurance and
                                                            Financial Services,                 None
                                                            Principal Life, since
                                                            2003. Executive Vice
                                                            President, 2000-2003;
                                                            Prior thereto, Senior
                                                            Vice President.

Ralph C. Eucher        Director                Since 1999   Director and             109
06/14/52               President and Chief                  President, Princor
                       Executive Officer                    and the Manager,
                       Member Executive                     since 1999. Senior
                       Committee                            Vice President,                     None
                                                            Principal Life, since
                                                            2002. Prior thereto,
                                                            Vice President.

Larry D. Zimpleman     Director                Since 2001   Chairman and             109
09/07/51               Chairman of the Board                Director, Princor and
                       Member Executive                     the Manager, since
                       Committee                            2002. President,
                                                            Retirement and
                                                            Investor Services,                  None
                                                            Principal Life, since
                                                            2003. Executive Vice
                                                            President, 2001-2003.
                                                            Prior thereto, Senior
                                                            Vice President.




The Audit and Nominating Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund. In addition, the committee selects and nominate all candidates who are not "interested persons" of the Fund for election to the Board.



The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.


Officers (other than Directors)
-------------------------------

Craig L. Bassett     Treasurer               Since 1993   Vice President and
03/12/52                                                  Treasurer, Principal
                                                          Life, since 2000.
                                                          Senior Vice President,
                                                          1998-2000. Prior
                                                          thereto, Director -
                                                          Treasury.

Michael J. Beer      Executive Vice          Since 1993   Executive Vice
01/09/61             President                            President and Chief
                                                          Operating Officer,
                                                          Princor and the
                                                          Manager, since 1999.
                                                          Prior thereto, Vice
                                                          President and Chief
                                                          Operating Officer.

David J. Brown       Chief Compliance        Since 2004   Vice President, Product
04/11/60             Officer                              & Distribution
                                                          Compliance, Principal
                                                          Life since 2004. Second
                                                          Vice President,
                                                          Compliance, 2000 to
                                                          2004. Prior thereto,
                                                          Director - Individual
                                                          Compliance, 1998 to
                                                          2000.

Jill R. Brown        Vice President          Since 2003   Vice President and
08/17/67             Chief Financial                      Chief Financial
                     Officer                              Officer, Princor, since
                                                          2003. Assistant
                                                          Financial Controller,
                                                          Principal Financial
                                                          Group, 1999-2003. Prior
                                                          thereto, Senior
                                                          Accounting Leader.

Arthur S. Filean     Senior Vice President   Since 1993   Senior Vice President,
11/04/38             and Secretary                        Princor and the
                                                          Manager, since 2000.
                                                          Vice President,
                                                          Princor, 1990-2000.
                                                          Prior thereto, Vice
                                                          President, the Manager.

Ernest H. Gillum     Vice President          Since 1993   Vice President -
06/01/55             Assistant Secretary                  Product Development,
                                                          Princor and the
                                                          Manager, since 2000.
                                                          Prior thereto, Vice
                                                          President - Compliance
                                                          and Product
                                                          Development.

Jane E. Karli        Assistant Treasurer     Since 1996   Assistant Treasurer,
04/01/57                                                  Principal Life, since
                                                          1998.

Patrick A. Kirchner  Assistant Counsel       Since 2002   Counsel, Principal
12/11/60                                                  LIfe, since 2000. Prior
                                                          thereto, Attorney.

Thomas J. Loftus     Assistant Counsel       Since 2002   Counsel, Principal
07/03/53                                                  Life, since 2002.
                                                          Counsel, Merrill Lynch
                                                          Insurance Group,
                                                          2000-2001. Prior
                                                          thereto, Counsel, The
                                                          Prudential Insurance
                                                          Company of America.


David W. Miles       Senior Vice President   Since 2005   Senior Vice President,
04/19/57                                                  Princor and the
                                                          Manager, since 2005.


Sarah J. Pitts       Assistant Counsel       Since 2000   Counsel, Principal
12/31/45                                                  Life, since 1997.

Layne A. Rasmussen   Controller              Since 2000   Controller - Mutual
10/30/58                                                  Funds, the Manager,
                                                          since 1995.

Michael D. Roughton  Counsel                 Since 1993   Vice President and
07/10/51                                                  Senior Securities
                                                          Counsel, Principal
                                                          Life, since 1999.
                                                          Counsel, Principal
                                                          Global Investors, LLC,
                                                          Princor and the
                                                          Manager.

Jean B. Schustek     Assistant Vice          Since 2000   Assistant Vice
02/17/52             President                            President - Registered
                     Assistant Secretary                  Products, Princor and
                                                          the Manager, since
                                                          2000. Prior thereto,
                                                          Compliance Officer -
                                                          Registered Products.



Randy L. Bergstrom   Assistant Tax           Since 2005   Counsel, Principal
03/12/55               Counsel                            Life, since 1997.

Carolyn F. Kolks     Assistant Tax           Since 2005   Counsel, Principal
03/12/55               Counsel                            Life, since 2003.
                                                          Prior thereto,
                                                          Attorney.



The following tables set forth the aggregate dollar range of mutual funds within the fund complex which were beneficially owned by the Directors as of December 31, 2004. Ms. Ballantine was elected to the Board of Directors on December 13, 2004 and therefore is not included in the tables below. As of December 31, 2004, none of the Directors own any shares of the Principal Variable Contracts Fund, Inc. (all of which are owned by the Principal Life Insurance Company). Only the Directors who are "interested persons" are eligible to participate in an employee benefit program which invests in the Principal Investors Fund, Inc.



                                     DIRECTORS NOT CONSIDERED TO BE "INTERESTED PERSONS"
                                -------------------------------------------------------------
                                 JAMES D.   RICHARD W.    MARK A.    WILLIAM C.    BARBARA A.
 PRINCIPAL MUTUAL FUND            DAVIS       GILBERT     GRIMMETT     KIMBALL      LUKAVSKY
 ---------------------            -----       -------     --------     -------      --------
Balanced                            B            B           A            A             A
Bond                                C            D           C            B             E
Capital Value                       C            C           A            A             A
Cash Management                     C            B           C            D             C
Equity Income                       E            B           A            D             A
Government Securities Income        B            B           A            A             A
Growth                              D            D           A            A             A
International                       B            C           A            A             E
International Emerging Markets      C            A           A            A             A
International SmallCap              C            A           A            A             A
LargeCap Stock Index                A            A           A            A             A
Limited Term Bond                   A            A           B            E             E
MidCap                              E            D           A            E             A
Partners Blue Chip                  D            B           A            A             A
Partners Equity Growth              A            A           A            D             A
Partners LargeCap Blend             A            A           A            A             A
Partners LargeCap Value             A            A           A            D             A
Partners MidCap Growth              A            A           A            C             A
Partners SmallCap Growth            A            A           A            C             A
Real Estate Securities              A            A           A            E             A
SmallCap                            A            A           A            A             A
Tax-Exempt Bond                     B            A           A            A             A
  TOTAL FUND COMPLEX                E            E           C            E             E


                                 DIRECTORS CONSIDERED TO BE "INTERESTED PERSONS"
                        -----------------------------------------------------------------
                               JOHN E.                RALPH C.              LARRY D.
 PRINCIPAL MUTUAL FUND      ASCHENBRENNER              EUCHER               ZIMPLEMAN
 ---------------------      -------------              ------               ---------
Balanced                          B                      A                      A
Bond                              C                      A                      A
Capital Value                     C                      A                      A
Cash Management                   B                      B                      A
Equity Income                     B                      C                      A
Government Securities
Income                            A                      C                      A
Growth                            C                      C                      A
International                     C                      A                      A
International Emerging
Markets                           A                      A                      A
International SmallCap            C                      A                      A
LargeCap Stock Index              A                      A                      A
Limited Term Bond                 C                      A                      A
MidCap                            C                      D                      A
Partners Blue Chip                C                      C                      A
Partners Equity Growth            C                      C                      A
Partners LargeCap
Blend                             A                      D                      A
Partners LargeCap
Value                             A                      D                      A
Partners MidCap Growth            B                      A                      A
Partners SmallCap
Growth                            A                      A                      A
Real Estate Securities            C                      A                      A
SmallCap                          A                      A                      A
Tax-Exempt Bond                   A                      D                      A
 PRINCIPAL INVESTORS FUND (THROUGH PARTICIPATION IN AN EMPLOYEE
 BENEFIT PLAN)
Bond & Mortgage
Securities                        C                      B                      C
Government Securities             A                      D                      A
International I                   E                      A                      C
International Emerging
Markets                           C                      A                      A
LargeCap Growth                   C                      A                      A
LargeCap S&P 500 Index            C                      D                      A
MidCap Blend                      C                      B                      C
Money Market                      C                      A                      A
Partners LargeCap
Blend I                           B                      A                      A
Partners LargeCap
Growth I                          C                      A                      A
Partners LargeCap
Value                             B                      C                      C
Partners MidCap Growth            C                      A                      A
Principal LifeTime
Strategic Income                  B                      A                      A
Real Estate Securities            C                      A                      A
SmallCap S&P 600 Index            D                      A                      A
  TOTAL FUND COMPLEX              E                      E                      D
A  None
B  $1 - $10,000
C  $10,001 - $50,000
D  $50,001 - $100,000
E  over $100,000

The Directors also serve as Directors for each of the 24 investment companies (with a total of 109 portfolios as of March 1, 2005) sponsored by Principal Life Insurance Company ("Principal Life"). Each Director who is also not an "interested person" as defined in the 1940 Act received compensation for service as a member of the Board of all such companies based on a schedule that takes into account an annual retainer amount, the number of meetings attended and the assets of the Fund for which the meetings are held. These fees and expenses are divided among the investment companies based on their relative net assets. During the period ending October 31, 2004, each director who is not an "interested person" except Ms. Ballantine who was elected to the Board in December 2004, received $79,750, except Mr. Grimmett who received $64,093, from the fund complex.




CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



As of October 31, 2004, the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.


As of February 3, 2005, Principal Life, a life insurance company organized in 1879 under the laws of Iowa, its subsidiaries and affiliates owned of record a percentage of the outstanding voting shares of each Fund:


                                                         % OF OUTSTANDING
         FUND                                              SHARES OWNED
         ----                                            ----------------
         Bond & Mortgage Securities                             0.22%
         Capital Preservation                                   6.96
         Disciplined LargeCap Blend                             0.02
         Diversified International                             16.31
         Government Securities                                  0.02
         High Quality Intermediate-Term Bond                    0.04
         High Quality Long-Term Bond                            0.19
         High Quality Short-Term Bond                           0.06
         High Yield                                            99.99
         Inflation Protection                                  98.72
         International Emerging Markets                        17.56
         International Growth                                   0.00
         LargeCap Growth                                       20.74
         LargeCap S&P 500 Index                                 0.00
         LargeCap Value                                        25.83
         MidCap Blend                                           0.03
         MidCap Growth                                          0.26
         MidCap S&P 400 Index                                   0.03
         MidCap Value                                           0.02
         Money Market                                           0.01
         Partners International                                 0.00
         Partners LargeCap Blend                                0.00
         Partners LargeCap Blend I                              0.31
         Partners LargeCap Growth                              34.92
         Partners LargeCap Growth I                             0.00
         Partners LargeCap Growth II                            0.00
         Partners LargeCap Value                                0.00
         Partners LargeCap Value I                             44.17
         Partners LargeCap Value II                            72.85
         Partners MidCap Growth                                 0.06
         Partners MidCap Growth I                               0.04
         Partners MidCap Growth II                            100.00
         Partners MidCap Value                                  0.04
         Partners MidCap Value I                                0.01
         Partners SmallCap Blend                                0.11
         Partners SmallCap Growth I                             0.01
         Partners SmallCap Growth II                            0.00
         Partners SmallCap Growth III                          69.31
         Partners SmallCap Value                                0.01
         Partners SmallCap Value I                              0.27
         Partners SmallCap Value II                            83.88
         Preferred Securities                                   0.02
         Principal LifeTime 2010                                0.01
         Principal LifeTime 2020                                0.00
         Principal LifeTime 2030                                0.01
         Principal LifeTime 2040                                0.01
         Principal LifeTime 2050                                0.02
         Principal Lifetime Strategic Income                    0.02
         Real Estate Securities                                 0.00
         SmallCap Blend                                        16.36
         SmallCap Growth                                        0.14
         SmallCap S&P 600 Index                                 0.01
         SmallCap Value                                         0.16
        *As of March 1, 2005 Principal Life owns 100% of the Partners Global
         Equity Fund.
        **The Equity Income Fund and the Tax-Exempt Bond Fund are not
         currently being offered.

As of February 3, 2005, the following shareholders owned 5% or more of the outstanding shares of any Class of the Funds:

                                           ADVISORS   ADVISORS  ADVISORS                                      CLASS
                FUND NAME                  PREFERRED   SELECT   SIGNATURE  PREFERRED  SELECT  INSTITUTIONAL     J
                ---------                  ---------  --------  ---------  ---------  ------  -------------   -----
 Bond & Mortgage Securities Fund              592       590        605        593      591         594         501
 Capital Preservation Fund                    597       595        606        598      596         599         543
 Disciplined LargeCap Blend Fund              697       695        619        698      696         699
 Diversified International Fund               672       670        617        673      671         674         508
 Government Securities Fund                   612       610        607        613      611         614         503
 High Quality Intermediate-Term Bond Fund     622       620        608        623      621         624         504
 High Quality Long-Term Bond Fund             632       630        609        633      631         634         505
 High Quality Short-Term Bond Fund            642       640        615        643      641         644         506
 High Yield Fund                                                                                   798
 Inflation Protection Fund                    707       705        709        708      706         715         546
 International Emerging Markets Fund          662       660        616        663      661         664         507
 International Growth Fund                    812       810        618        813      811         814         509
 LargeCap Growth Fund                         702       700        625        703      701         704         512
 LargeCap S&P 500 Index Fund                  712       710        626        713      711         714         513
 LargeCap Value Fund                          722       720        627        723      721         724         514
 MidCap Blend Fund                            742       740        639        743      741         749         521
 MidCap Growth Fund                           752       750        645        753      751         759         522
 MidCap S&P 400 Index Fund                    762       760        646        763      761         769         523
 MidCap Value Fund                            772       770        647        773      771         774         524
 Money Market Fund                            782       780        648        783      781         784         525
 Partners International Fund                  787       785        649        788      786         789
 Partners LargeCap Blend Fund                 822       820        650        823      821         824         527
 Partners LargeCap Blend Fund I               692       690        651        693      691         694         511
 Partners LargeCap Growth Fund                827       825        652        828      826         829         544
 Partners LargeCap Growth Fund I              832       830        653        833      831         834         528
 Partners LargeCap Growth Fund II             842       840        654        843      841         844         529
 Partners LargeCap Value Fund                 852       850        655        853      851         854         530
 Partners LargeCap Value Fund I               802       800        656        803      801         804
 Partners LargeCap Value Fund II              779       777        796        795      778         797
 Partners MidCap Growth Fund                  872       870        658        873      871         874         532
 Partners MidCap Growth Fund I                877       875        659        878      876         879
 Partners MidCap Growth Fund II               718       716        775        719      717         776
 Partners MidCap Value Fund                   882       880        665        883      881         884         533
 Partners MidCap Value Fund I                 892       890        666        893      891         894
 Partners SmallCap Blend Fund                 887       885        667        888      886         889
 Partners SmallCap Growth Fund I              902       900        668        906      901         904         534
 Partners SmallCap Growth Fund II             913       911        669        914      912         915         535
 Partners SmallCap Growth Fund III            817       815        675        818      816         819
 Partners SmallCap Value Fund                 922       920        676        923      921         924         536
 Partners SmallCap Value Fund I               927       925        677        928      926         935
 Partners SmallCap Value Fund II              837       835        678        838      836         839
 Preferred Securities Fund                    938       936        679        939      937         929         545
 Principal LifeTime 2010 Fund                 727       725        628        728      726         729         515
 Principal LifeTime 2020 Fund                 732       730        629        733      731         734         516
 Principal LifeTime 2030 Fund                 737       735        635        738      736         739         517
 Principal LifeTime 2040 Fund                 746       744        636        747      745         748         518
 Principal LifeTime 2050 Fund                 756       754        637        757      755         758         519
 Principal LifeTime Strategic Income Fund     766       764        638        767      765         768         520
 Real Estate Securities Fund                  932       930        685        933      931         934         537
 SmallCap Blend Fund                          942       940        686        943      941         944         538
 SmallCap Growth Fund                         952       950        687        953      951         954         539
 SmallCap S&P 600 Index Fund                  962       960        688        963      961         964         540
 SmallCap Value Fund                          972       970        689        973      971         974         541

FUND/CLASS                                                       PERCENTAGE OF
  NUMBER     NAME AND ADDRESS                                      OWNERSHIP
   546      PRINCIPAL LIFE INSURANCE COMPANY
            CUST   IRA OF IRVING WILLIAM GAZDA
                                                                       35.8
            68 WHISPERING PINES RDG
            BRYSON CITY, NC 28713-9327

   546      PRINCIPAL LIFE INSURANCE CO
            CUST IRA OF SYLVESTER MADONIA
                                                                        6.6
            275 ABINGDON AVE
            STATEN ISLAND, NY 10308-1338

   546      PRINCIPAL LIFE INSURANCE COMPANY
            CUST IRA OF JOHN N HUFFORD                                   14.8
            4360 LA MIRAGE
            PENSACOLA, FL 32504-7866

   546      PRINCIPAL LIFE INSURANCE COMPANY
            CUST IRA OF SHANNON G RIGGLE                                    6.5
            4845 BYRON CENTER AVE SW
            WYOMING, MI 49519-4811

   590      Delaware Charter Guarantee & Trust                             21.3
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   590      Delaware Charter Guarantee & Trust                             78.2
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   591      Delaware Charter Guarantee & Trus                              96.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   592      Delaware Charter Guarantee & Trus                              17.9
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   592      Delaware Charter Guarantee & Trus                              81.4
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   593      DELAWARE CHARTER GUAR & TRUST
            FBO PRINCIPAL FINANCIAL GROUP                                     5.1
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392

   593      Trustar
            F B O Southwire Balanced Fund (Retirement Plan)
                                                                             26.6
            P.O. Box 8963
            Wilmington, DE 19899

   593      Delaware Charter Guarantee & Trus                                 5.6
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   593      Delaware Charter Guarantee & Trus                                58.1
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   594      LIFETIME 2010 FUND
            ATTN JAMIE SCRIGNOLI N-002-E20                                   24.9
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200

   594      LIFETIME 2020 FUND
            ATTN JAMIE SCRIGNOLI N-002-E20                                   32.0
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200

   594      LIFETIME 2040 FUND
            ATTN JAMIE SCRIGNOLI N-002-E20                                    5.2
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200

   594      LIFETIME STRATEGIC INCOME FUND
            ATTN JAMIE SCRIGNOLI N-002-E20                                   14.8
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200

   594      LIFETIME 2030 FUND
            ATTN JAMIE SCRIGNOLI N-002-E20                                   21.3
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200

   595      Trustar                                                           8.1
            FBO TAOS SKI VALLEY INC PFT SH P
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   595      Trustar                                                           5.2
            FBO McClendon Resources Inc
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   595      Trustar                                                          26.8
            FBO CHILDRENS INST INTER MONEY PP
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   595      Trustar                                                          10.4
            FBO CHILDRENS INST INTER 403B PL
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   595      CITIZENS BUSINESS BANK                                            5.2
            FBO AAA ELE      MOTOR SALES & SERV INC RETMT SAV
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   595      Delaware Charter Guarantee & Trus                                 6.3
            FBO Fran OrthoGr PS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   595      Delaware Charter Guarantee & Trus                                14.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   596      TRUSTAR                                                          66.8
            FBO DELMARVA FOUND FOR MEDICATION CAR MP PLAN
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   597      Trustar                                                          85.8
            FBO TEVA PHARM 401K SAV PFT SHAR
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   597      Trustar                                                           6.1
            FBO The Packer Group 401K
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   598      Trustar                                                          62.0
            FBO NAT MINING ASSOC EMP SAV PL
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   598      Delaware Charter Guarantee & Trus                                14.5
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   610      Delaware Charter Guarantee & Trus                                 6.2
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
   610      Delaware Charter Guarantee & Trus                                93.6
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   611      Delaware Charter Guarantee & Trus                                17.8
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   611      Delaware Charter Guarantee & Trus                                77.6
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   612      Delaware Charter Guarantee & Trus                                54.7
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   612      Delaware Charter Guarantee & Trus                                40.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   613      DELAWARE CHARTER GUAR & TRUST
            FBO PRINCIPAL FINANCIAL GROUP                                    17.1
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392

   613      BANKERS TRUST COMPANY TRUSTEE
            FBO PARTNER RE RESTURATION SALARY DEFERRED PLAN
                                                                             10.7
            665 LOCUST ST # HAYEK
            DES MOINES, IA 50309-3702

   613      WELLS FARGO TRUST COMPANY TRUSTEE
            FBO WORLD INSURANCE EXECUTIVE SERP PLN                            6.4
            ATTN DEANNA SWERTZIC
            1919 DOUGLAS ST
            OMAHA, NE 68102-1317

   613      Delaware Charter Guarantee & Trus                                35.1
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   613      Delaware Charter Guarantee & Trus                                19.2
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   620      Delaware Charter Guarantee & Trus                                15.9
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   620      Delaware Charter Guarantee & Trus                                84.0
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   621      Wachovia Bank NA
            FBO Kewaunee Scientific Corp Exec Def Plan
                                                                             83.6
            Tanya Whitaker
            One West Fourth Stre
            Winston-Salem, NC 27150

   622      Trustar
            FBO The Church Of God 403(b) Pension Plan -- Moderate
                                                                              6.4
            P.O. Box 8963
            Wilmington, DE 19899

   622      Trustar
            FBO The Church Of God 403(b) Pension Plan -- Capital
            Opportunities                                                    12.9
            P.O. Box 8963
            Wilmington, DE 19899

   622      Trustar
            FBO The Church Of God 403(b) Pension Plan -- Growth &
            Income                                                           73.7
            P.O. Box 8963
            Wilmington, DE 19899

   623      WELLS FARGO TRUST COMPANY TRUSTEE
            FBO WORLD INSURANCE EXECUTIVE SERP PLN                            9.1
            ATTN DEANNA SWERTZIC
            1919 DOUGLAS ST
            OMAHA, NE 68102-1317

   623      Delaware Charter Guarantee & Trus                                84.4
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   630      Delaware Charter Guarantee & Trus                                 6.7
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   630      Delaware Charter Guarantee & Trus                                93.2
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   631      Delaware Charter Guarantee & Trus                                27.3
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   631      Principal Trust Company
            FBO Susan Saggione                                                   23.6
            1013 Centre Rd
            Wilmington, DE 19805

   631      Principal Trust Co NA
            FBO SUSAN SAGGIONE                                                   11.6
            1013 CENTRE RD
             WILMINGTON, DE 19805-1265

   631      Principal Trust Company
            FBO Susan Saggione                                                   33.4
            1013 Centre Rd
            Wilmington, DE 19805

   632      Delaware Charter Guarantee & Trus                                    59.3
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   632      Delaware Charter Guarantee & Trus                                    33.4
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   632      Delta Dental Plan of Oklahoma
            FBO Stephanie Elliot                                                  5.8
            16 NW 63rd ST
            Oklahoma City, OK 73116

   633      Indiana Trust & Investment Manage                                    34.0
            FBO MUNCIE AVIAT PFT & SHAR PL
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   633      Indiana Trust & Investment Manage                                     5.1
            FBO SHAMROCK DEV PFT SHR PL & TRT
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   633      Indiana Trust & Investment Manage                                     6.9
            FBO EDWARD LOWE IND EMP 401K RTMT
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   633      Indiana Trust & Investment Manage                                    20.4
            FBO MIDLAND ENG CO PFT SH & TRST
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   633      Delaware Charter Guarantee & Trus                                     9.3
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   633      J Moorhouse & R Stine TTEE
            FBO Bakersfield Californian NQ Pl       .                            11.2
            Trustees PO Box 81075
             Bakersfield, CA 93380

   640      Delaware Charter Guarantee & Trus                                    75.0
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   640      Delaware Charter Guarantee & Trus                                    24.9
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   642      Delaware Charter Guarantee & Trus                                     5.6
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   642      Delaware Charter Guarantee & Trus                                    88.6
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   643      Delaware Charter Guarantee & Trus                                    79.9
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   643      Delaware Charter Guarantee & Trus                                    14.0
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   662      Delaware Charter Guarantee & Trus                                    38.0
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   663      DELAWARE CHARTER GUARANTEE & TRUST                                   44.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   670      Delaware Charter Guarantee & Trus                                     9.7
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   670      Delaware Charter Guarantee & Trus                                    90.2
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   671      Delaware Charter Guarantee & Trus                                    98.2
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   672      Delaware Charter Guarantee & Trus                                    19.6
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   672      Delaware Charter Guarantee & Trus
            FBO Various Qualifed Plans                                           79.9
            711 High Street
            Des Moines, IA 50303

   673      DELAWARE CHARTER GUAR & TRUST                                        36.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   673      Delaware Charter Guarantee & Trus                                     5.9
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   673      Delaware Charter Guarantee & Trus                                     52.6
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   674      THE PRINCIPAL TRUST FOR POST- RETIREMENT MEDICAL BENEFITS             12.2
            RETIRED IND FIELD 5073
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480
   674      PRINCIPAL TRUST FOR LIFE INS                                           6.3
            BENEFITS FOR EE'S - RETIRED 5016
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480
   674      PRINCIPAL TRUST FOR HEALTH BENEFITS FOR IND FIELD - RETIRED 5025       9.9
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480
   674      THE PRINCIPAL TRUST FOR POST- RETIREMENT MEDICAL BENEFITS             62.2
            RETIRED EE 5072
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480
   690      Delaware Charter Guarantee & Trus                                     22.1
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   690      Delaware Charter Guarantee & Trus                                     77.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   691      Delaware Charter Guarantee & Trus                                     99.4
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   692      Delaware Charter Guarantee & Trus                                     99.6
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   693      DELAWARE CHARTER GUAR & TRUST                                         51.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   693      Delaware Charter Guarantee & Trus                                     19.3
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   693      Delaware Charter Guarantee & Trus                                     13.7
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   693      J Moorhouse & R Stine TTEE
            FBO Bakersfield Californian NQ Plan Trustees                           8.5
            PO Box 81075
            Bakersfield, CA 93380

   693      BANKERS TRUST COMPANY E675
            FBO NQ EXCESS PLAN OF HICKORY FARMS                                    6.1
            ANJI RAINEY 665 LOCUST ST
            DES MOINES, IA 50304-0897

   697      Delaware Charter Guarantee & Trus                                     21.4
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   697      Delta Dental Plan of Oklahoma
            FBO Stephanie Elliot                                                  26.2
            16 NW 63rd ST
            Oklahoma City, OK 73116

   699      LIFETIME 2010 FUND                                                    13.1
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   699      LIFETIME 2020 FUND                                                    30.4
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   699      LIFETIME 2040 FUND                                                    13.7
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   699      LIFETIME 2050 FUND                                                     6.8
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   699      LIFETIME 2030 FUND                                                    31.6
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   700      Delaware Charter Guarantee & Trus                                     99.9
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   701      Delaware Charter Guarantee & Trus                                    100.0
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   702      Delaware Charter Guarantee & Trus                                     12.7
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   702      Delaware Charter Guarantee & Trus                                     86.5
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   703      DELAWARE CHARTER GUAR & TRUST                                         49.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   703      Delaware Charter Guarantee & Trus                                     41.6
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   704      LIFETIME 2010 FUND                                                    10.6
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   704      LIFETIME 2020 FUND                                                    23.1
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   704      LIFETIME 2040 FUND                                                    10.4
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   704      LIFETIME 2050 FUND                                                     5.2
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   704      LIFETIME 2030 FUND                                                    23.5
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   704      THE PRINCIPAL TRUST FOR POST- RETIREMENT MEDICAL BENEFITS             15.2
            RETIRED EE 5072
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480
   710      Delaware Charter Guarantee & Trus                                     16.3
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   710      Delaware Charter Guarantee & Trus                                     83.5
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   711      Delaware Charter Guarantee & Trus                                     10.9
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   711      Delaware Charter Guarantee & Trus                                     67.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   711      Bankers Trust Company NA
            FBO   Delora Williams                                                  6.8
            665 Locust
            Des Moines, IA 50304

   711      Principal Trust Company
            FBO Susan Saggione                                                     5.8
            1013 Centre Rd
            Wilmington, DE 19805

   712      Trustar                                                               12.9
            FBO The Church Of God 403(b) Pension Plan -- Growth & Income
            P.O. Box 8963
            Wilmington, DE 19899
   712      Delaware Charter Guarantee & Trus                                      9.5
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   712      Delaware Charter Guarantee & Trus                                     69.5
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   713      DELAWARE CHARTER GUAR & TRUST                                          6.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   713      Delaware Charter Guarantee & Trus                                     17.1
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   713      Delaware Charter Guarantee & Trus                                     71.1
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   720      Delaware Charter Guarantee & Trus                                     14.3
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   720      Delaware Charter Guarantee & Trus                                     85.6
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   721      Delaware Charter Guarantee & Trus                                     32.4
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   722      Delaware Charter Guarantee & Trus                                     26.2
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   722      Delaware Charter Guarantee & Trus                                     63.9
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   723      DELAWARE CHARTER GUAR & TRUST                                         22.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   723      WELLS FARGO TRUST COMPANY TRUSTEE                                     20.4
            FBO WORLD INSURANCE EXECUTIVE SERP PLN
            ATTN DEANNA SWERTZIC
            1919 DOUGLAS ST
            OMAHA, NE 68102-1317
   723      Delaware Charter Guarantee & Trus                                     48.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   724      LIFETIME 2010 FUND                                                     9.7
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   724      LIFETIME 2020 FUND                                                    21.0
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   724      LIFETIME 2040 FUND                                                     9.3
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   724      LIFETIME 2030 FUND                                                    21.4
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   724      THE PRINCIPAL TRUST FOR POST- RETIREMENT MEDICAL BENEFITS             19.8
            RETIRED EE 5072
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480
   725      Delaware Charter Guarantee & Trus                                     11.2
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   725      Delaware Charter Guarantee & Trus                                     88.2
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   726      Delaware Charter Guarantee & Trus                                     78.4
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   726      Bankers Trust Company NA
            FBO  Delora Williams                                                  21.2
            665 Locust
            Des Moines, IA 50304

   727      Delaware Charter Guarantee & Trus                                     45.6
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   727      Delaware Charter Guarantee & Trus                                     54.3
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   728      Delaware Charter Guarantee & Trus                                     91.0
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   729      PRINCIPAL LIFE INSURANCE CO                                          100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   730      Delaware Charter Guarantee & Trus                                     12.4
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   730      Delaware Charter Guarantee & Trus                                     87.2
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   731      Delaware Charter Guarantee & Trus                                     90.2
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   731      Bankers Trust Company NA
            FBO Delora Williams                                                    9.5
             665 Locust
            Des Moines, IA 50304

   732      Delaware Charter Guarantee & Trus                                     34.5
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   732      Delaware Charter Guarantee & Trus                                     65.4
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   733      Delaware Charter Guarantee & Trus                                     93.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   734      PRINCIPAL LIFE INSURANCE CO                                          100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   735      Delaware Charter Guarantee & Trus                                     10.2
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   735      Delaware Charter Guarantee & Trus                                     89.4
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   736      Delaware Charter Guarantee & Trus                                     98.1
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   737      Delaware Charter Guarantee & Trus                                     36.2
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   737      Delaware Charter Guarantee & Trus                                     63.7
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   738      DELAWARE CHARTER GUAR & TRUST                                          5.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   738      Delaware Charter Guarantee & Trus                                     91.6
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   739      PRINCIPAL LIFE INSURANCE CO                                          100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   740      Delaware Charter Guarantee & Trus                                     97.7
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   741      Delaware Charter Guarantee & Trus                                     74.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   741      Bankers Trust Company NA
            FBO  Delora Williams                                                  23.2
            665 Locust
            Des Moines, IA 50304

   742      Delaware Charter Guarantee & Trus                                     93.9
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   743      DELAWARE CHARTER GUAR & TRUST                                         30.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   743      Delaware Charter Guarantee & Trus                                     57.0
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   744      Delaware Charter Guarantee & Trus                                      8.6
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   744      Delaware Charter Guarantee & Trus                                     90.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   745      Delaware Charter Guarantee & Trus                                     78.9
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   745      Bankers Trust Company NA
            FBO Delora Williams                                                   19.0
             665 Locust
            Des Moines, IA 50304

   746      Delaware Charter Guarantee & Trus                                     11.6
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   746      Delaware Charter Guarantee & Trus                                     88.3
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   747      Delaware Charter Guarantee & Trus                                      5.4
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   747      Delaware Charter Guarantee & Trus                                     91.5
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   748      PRINCIPAL LIFE INSURANCE CO                                          100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   750      Delaware Charter Guarantee & Trus
            FBO Various Qualifed Plans                                            98.7
            711 High Street
            Des Moines, IA 50303

   751      Principal Trust Company                                               71.8
            FBO Nextel Prtnrs Op Corp NQ Def Comp
            Susan Saggione
            1013 Centre Road
            Wilmington, DE 19805
   752      Duke Corporate Education TTEE
            FBO NQ Plan of Duke Corporate Edu                                         52.3
            Barbara Frick
            333 Liggett St.
            Durham, NC 27701

   752      Delaware Charter Guarantee & Trus                                         32.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   752      Summer Regional Health Systems In
            FBO Jan Hallmark                                                    5.8
            555 Hartsville Pike
            Gallatin, TN 37066

   752      Lutheran Homes
            FBO  David Splittgerber                                               6.9
            300 Ministry Dri
            Irmo, SC 29063

   753      NPGC NON-QUALIFIED DEFERRED COMPE
            ATTN: LEIMKUHLER LYLE                                                24.0
            PO BOX 29
            SAINT JOSEPH, MO 64502-0029

   753      Delaware Charter Guarantee & Trus                                    54.6
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   753      Delaware Charter Guarantee & Trus                                    21.2
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   754      Delaware Charter Guarantee & Trus                                    95.1
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   755      Delaware Charter Guarantee & Trus                                    39.6
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   755      Bankers Trust Company NA
            FBO Delora Williams                                                  58.1
            665 Locust
            Des Moines, IA 50304

   756      Delaware Charter Guarantee & Trus                                    27.9
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   756      Delaware Charter Guarantee & Trus                                    71.0
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   757      Delaware Charter Guarantee & Trus                                     5.2
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   757      Delaware Charter Guarantee & Trus                                    90.4
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   758      PRINCIPAL LIFE INSURANCE CO                                         100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   760      Delaware Charter Guarantee & Trus                                    17.8
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   760      Delaware Charter Guarantee & Trus                                    82.0
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   761      Delaware Charter Guarantee & Trus                                    23.7
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   761      Delaware Charter Guarantee & Trus                                   75.9.
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   762      Delaware Charter Guarantee & Trus                                    20.4
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   762      Delaware Charter Guarantee & Trus                                    72.5
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   763      Delaware Charter Guarantee & Trus                                    41.6
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   763      Delaware Charter Guarantee & Trus                                    51.2
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   764      Delaware Charter Guarantee & Trus                                    95.5
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   765      Delaware Charter Guarantee & Trus                                    64.1
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   765      Bankers Trust Company NA
            FBO Delora Williams                                                  34.4
             665 Locust
            Des Moines, IA 50304

   766      Delaware Charter Guarantee & Trus                                    10.4
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   766      Delaware Charter Guarantee & Trus                                    89.5
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   767      DELAWARE CHARTER GUAR & TRUST                                        16.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   767      Delaware Charter Guarantee & Trus                                    78.3
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   768      PRINCIPAL LIFE INSURANCE CO                                         100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   770      Delaware Charter Guarantee & Trus                                   100.0
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   771      Delaware Charter Guarantee & Trus                                    10.7
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   771      Principal Trust Company
            FBO  Susan Saggione                                                  40.5
            1013 Centre Rd
            Wilmington, DE 19805

   771      Principal Trust Company
            FBO  Susan Saggione                                                  41.0
            1013 Centre Rd
             Wilmington, DE 19805

   772      Delaware Charter Guarantee & Trus                                    96.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   773      FLORIDA APPLE WEST LLC NQ EXCESS
            ATTN SHANA HUR                                                        7.1
            1 W 4TH ST
            WINSTON-SALEM, NC 27101-3806

   773      BANKERS TRUST COMPANY TRUSTEE FBO                                    25.4
             PARTNER RE RESTURATION SALARY DEFERRED PLAN
            665 LOCUST ST # HAYEK
            DES MOINES, IA 50309-3702
   773      WEST BEND MUTUAL INSURANC CO DEF
            ATTN ANJI HAYEK                                                      18.3
            665 LOCUST ST
            DES MOINES, IA 50309-3702

   773      Delaware Charter Guarantee & Trus                                    22.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   780      Trustar                                                              17.9
            FBO JOHN W KENNEDY CO PFT SHR P
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   780      Trustar                                                               6.7
            FBO EFC TRADE INC 401(K) PFT SH P
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   780      TRUSTAR                                                               7.0
            FBO TROXEL COMPANY HOURLY EMPLOYEE
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-8963
   780      Delaware Charter Guarantee & Trus                                    42.3
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   781      Bankers Trust Company NA
            FBO Delora Williams                                                  67.1
            665 Locust
             Des Moines, IA 50304

   781      Wachovia Bank NA                                                     27.4
            FBO Kewaunee Scientific Corp Exec Def Plan
            Tanya Whitaker One West Fourth Stre
            Winston-Salem, NC 27150
   782      DELAWARE CHARTER GUAR & TRUST                                        21.4
            FBO PRINCIPAL ADVANTAGE TRUST
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   782      Delaware Charter Guarantee & Trus                                    12.0
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   782      Delaware Charter Guarantee & Trus                                    50.5
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   783      DELAWARE CHARTER GUAR & TRUST                                         9.2
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   783      INSURANCE SERVICES OFFICE, INC TTEE
            ISO SUPPLEMENTAL EXEC SAVING PLAN                                     7.5
            545 WASHINGTON BLVD
            JERSEY CITY, NJ 07310-1607

   783      TRUSTAR TRUSTEE                                                       6.4
            FBO SHEET METAL WORKERS SILGAN PROD
            PO BOX 8963
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   783      Trustar                                                              10.8
            FBO SOUTHWIRE BALANCED FUND RETIREMENT PLAN
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   783      Trustar                                                               5.7
            FBO ALLIANCE CONSULTING 401K PL
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   783      Delaware Charter Guarantee & Trus                                    22.2
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   783      Priority Health Managed Benefits I                                    7.1
            FBO Priority Health Supply Exec De      Comp
            Debbie Phillips
            1231 E Beltline, NE
            Grand Rapids, MI 49525
   784      LIFETIME 2010 FUND                                                   47.2
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   784      LIFETIME STRATEGIC INCOME FUND                                       52.7
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   785      Delaware Charter Guarantee & Trus                                   100.0
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   786      Delaware Charter Guarantee & Trus                                   100.0
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   787      Delaware Charter Guarantee & Trus                                    99.9
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   788      DELAWARE CHARTER GUARANTEE & TRUS
            FBO PRINCIPA FINACIAL GROUP                                          98.1
            711 High Street
            Des Moines, IA 50303

   789      PRINCIPAL LIFE INSURANCE CO                                         100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   795      Delaware Charter Guarantee & Trus
            FBO Various Qualifed Plans                                           98.5
            711 High Street
            Des Moines, IA 50303

   797      Delaware Charter Guarantee & Trus
            FBO NO PLAN                                                          19.4
            711 High Street
            Des Moines, IA 50303

   800      Delaware Charter Guarantee & Trus                                    32.0
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   804      PRINCIPAL LIFE INSURANCE CO                                          56.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   810      Delaware Charter Guarantee & Trus                                     8.0
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   810      Delaware Charter Guarantee & Trus                                    90.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   811      Delaware Charter Guarantee & Trus                                    96.0
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   812      Delaware Charter Guarantee & Trus                                    24.3
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   812      Delaware Charter Guarantee & Trus                                    75.2
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   813      BANKERS TRUST COMPANY TRUSTEE                                         6.5
            FBO PARTNER RE RESTURATION SALARY DEFERRED PLAN
            665 LOCUST ST # HAYEK
            DES MOINES, IA 50309-3702
   813      Delaware Charter Guarantee & Trus                                    91.1
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   814      LIFETIME 2010 FUND                                                    6.2
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   814      LIFETIME 2020 FUND                                                   13.6
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   814      LIFETIME 2040 FUND                                                    5.9
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   814      LIFETIME 2030 FUND                                                   14.0
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   814      PRINCIPAL LIFE INSURANCE CO                                          55.2
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   815      Delaware Charter Guarantee & Trus                                    89.9
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   817      Delaware Charter Guarantee & Trus
            FBO Various Qualifed Plans                                           96.1
            711 High Street
            Des Moines, IA 50303

   818      Delaware Charter Guarantee & Trus                                    99.2
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   819      PRINCIPAL LIFE INSURANCE CO                                           9.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   820      Delaware Charter Guarantee & Trus                                    94.3
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   821      Delaware Charter Guarantee & Trus                                    96.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   822      Delaware Charter Guarantee & Trus                                     6.3
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   822      Delaware Charter Guarantee & Trus                                    93.5
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   823      Delaware Charter Guarantee & Trus                                    95.4
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   824      PRINCIPAL LIFE INSURANCE CO                                         100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   825      Delaware Charter Guarantee & Trus                                    95.3
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   827      Delaware Charter Guarantee & Trus                                    95.2
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   830      Delaware Charter Guarantee & Trus                                     6.5
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   830      Delaware Charter Guarantee & Trus                                    92.5
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   831      Delaware Charter Guarantee & Trus                                     7.3
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   831      Delaware Charter Guarantee & Trus                                    87.5
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   831      Bankers Trust Company NA
            FBO Delora Williams                                                   5.0
            665 Locust
            Des Moines, IA 50304

   832      Delaware Charter Guarantee & Trus                                    13.2
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   832      Delaware Charter Guarantee & Trus                                    86.3
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   833      Delaware Charter Guarantee & Trus                                    12.2
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   833      Delaware Charter Guarantee & Trus                                    84.5
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   834      PRINCIPAL LIFE INSURANCE CO                                         100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   835      Delaware Charter Guarantee & Trus                                    96.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   837      Delaware Charter Guarantee & Trus                                    96.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   839      PRINCIPAL LIFE INSURANCE CO                                          13.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   840      Delaware Charter Guarantee & Trus                                    95.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   841      Delaware Charter Guarantee & Trus                                   100.0
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   842      Delaware Charter Guarantee & Trus                                    96.1
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   843      Delaware Charter Guarantee & Trus                                    99.7
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   844      LIFETIME 2010 FUND                                                    7.6
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   844      LIFETIME 2020 FUND                                                   16.6
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   844      LIFETIME 2040 FUND                                                    7.4
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   844      LIFETIME 2030 FUND                                                   16.9
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   844      PRINCIPAL LIFE INSURANCE CO                                          45.7
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   850      Delaware Charter Guarantee & Trus                                     5.1
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   850      Delaware Charter Guarantee & Trus                                    94.3
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   851      Delaware Charter Guarantee & Trus                                    95.5
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   852      Delaware Charter Guarantee & Trus                                    10.9
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   852      Delaware Charter Guarantee & Trus                                    88.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   853      Delaware Charter Guarantee & Trus                                    11.6
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   853      Delaware Charter Guarantee & Trus                                    81.1
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   854      PRINCIPAL LIFE INSURANCE CO                                          87.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   870      Delaware Charter Guarantee & Trus                                     8.6
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   870      Delaware Charter Guarantee & Trus                                    90.1
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   871      Delaware Charter Guarantee & Trus                                     5.5
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   871      Delaware Charter Guarantee & Trus                                    89.0
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   872      Delaware Charter Guarantee & Trus                                    10.4
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   872      Delaware Charter Guarantee & Trus                                    89.3
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   873      DELAWARE CHARTER GUAR & TRUST                                        17.7
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   873      Delaware Charter Guarantee & Trus                                    76.1
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   875      Delaware Charter Guarantee & Trus                                    96.3
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   876      Delaware Charter Guarantee & Trus                                    94.3
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   877      Delaware Charter Guarantee & Trus
            FBO Various Qualifed Plans                                           98.8
            711 High Street
            Des Moines, IA 50303

   878      Delaware Charter Guarantee & Trus
            FBO Various Qualifed Plans                                           98.7
            711 High Street
            Des Moines, IA 50303

   879      PRINCIPAL LIFE INSURANCE CO                                         100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   880      Delaware Charter Guarantee & Trus                                     8.2
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   880      Delaware Charter Guarantee & Trus                                    91.5
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   881      Delaware Charter Guarantee & Trus                                    95.9
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   882      Delaware Charter Guarantee & Trus                                    16.0
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   882      Delaware Charter Guarantee & Trus                                    79.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   883      Delaware Charter Guarantee & Trus                                    94.1
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   884      PRINCIPAL LIFE INSURANCE CO                                         100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   885      Delaware Charter Guarantee & Trus                                    84.5
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   886      Delaware Charter Guarantee & Trus                                    78.4
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   887      Delaware Charter Guarantee & Trus                                    49.6
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   887      Delaware Charter Guarantee & Trus                                    27.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   888      Board of Trustee of IEASO 401K                                       13.9
            FBO ILL EDU ASSOC STAFF ORG 401K
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   888      Delaware Charter Guarantee & Trus                                     8.6
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   888      J Moorhouse & R Stine TTEE
            FBO Bakersfield Californian NQ Pl       .                            16.0
            Trustees PO Box 81075
            Bakersfield, CA 93380

   889      PRINCIPAL LIFE INSURANCE CO                                         100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   890      Delaware Charter Guarantee & Trus                                    85.2
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   892      Delaware Charter Guarantee & Trus                                   100.0
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   893      Delaware Charter Guarantee & Trus                                    82.2
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   894      PRINCIPAL LIFE INSURANCE CO                                         100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   900      Delaware Charter Guarantee & Trus                                    12.6
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   900      Delaware Charter Guarantee & Trus                                    87.3
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   901      Delaware Charter Guarantee & Trus                                    49.5
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   901      Delaware Charter Guarantee & Trus                                    49.5
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   902      Delaware Charter Guarantee & Trus                                    97.1
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   904      PRINCIPAL LIFE INSURANCE CO                                         100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   906      Delaware Charter Guarantee & Trus                                    21.6
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   906      Delaware Charter Guarantee & Trus                                    75.3
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   911      Delaware Charter Guarantee & Trus                                    13.3
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   911      Delaware Charter Guarantee & Trus                                    86.5
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   912      Delaware Charter Guarantee & Trus                                    93.5
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   913      Delaware Charter Guarantee & Trus                                    12.4
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   913      Delaware Charter Guarantee & Trus                                    83.6
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   914      Delaware Charter Guarantee & Trus                                    94.6
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   915      PRINCIPAL LIFE INSURANCE CO                                          91.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   920      Delaware Charter Guarantee & Trus                                    15.9
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   920      Delaware Charter Guarantee & Trus                                    84.0
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   921      Delaware Charter Guarantee & Trus                                    15.8
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   921      Principal Trust Company                                              55.3
            FBO Nextel Prtnrs Op Corp NQ Def Comp
            Susan Saggione
            1013 Centre Road
            Wilmington, DE 19805
   922      Delaware Charter Guarantee & Trus                                     8.3
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   922      Delaware Charter Guarantee & Trus                                    91.6
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   923      Delaware Charter Guarantee & Trus                                    18.4
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   923      Delaware Charter Guarantee & Trus                                    81.0
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   924      PRINCIPAL LIFE INSURANCE CO                                         100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   925      Delaware Charter Guarantee & Trus                                    35.9
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   925      Delaware Charter Guarantee & Trus                                    62.9
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   926      Delaware Charter Guarantee & Trus                                    88.1
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   927      Delaware Charter Guarantee & Trus                                    18.0
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   927      Delaware Charter Guarantee & Trus                                    78.9
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   928      Delaware Charter Guarantee & Trus                                    92.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   929      LIFETIME 2010 FUND                                                   12.0
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   929      LIFETIME 2020 FUND                                                   16.8
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   929      LIFETIME STRATEGIC INCOME FUND                                        6.1
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   929      LIFETIME 2030 FUND                                                   10.6
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   929      PRINCIPAL LIFE INSURANCE CO                                          50.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   930      Delaware Charter Guarantee & Trus                                    14.8
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   930      Delaware Charter Guarantee & Trus                                    85.1
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   931      Delaware Charter Guarantee & Trus                                    51.5
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   931      Delaware Charter Guarantee & Trus                                    46.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   932      Trustar                                                               6.1
            FBO The Church Of God 403(b) Pension Plan -- Agressive Growth
            P.O. Box 8963
            Wilmington, DE 19899
   932      Trustar                                                              15.7
            FBO The Church Of God 403(b) Pension Plan -- Growth & Income
            P.O. Box 8963
            Wilmington, DE 19899
   932      Delaware Charter Guarantee & Trus                                    10.9
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   932      Delaware Charter Guarantee & Trus                                    58.4
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   933      DELAWARE CHARTER GUAR & TRUST                                         8.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   933      Delaware Charter Guarantee & Trus                                    33.3
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   933      Delaware Charter Guarantee & Trus                                    47.0
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   934      LIFETIME 2010 FUND                                                   16.8
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   934      LIFETIME 2020 FUND                                                   18.2
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   934      LIFETIME STRATEGIC INCOME FUND                                       10.9
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   934      LIFETIME 2030 FUND                                                   13.4
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   934      PRINCIPAL LIFE INSURANCE CO                                          35.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   935      PRINCIPAL LIFE INSURANCE CO                                         100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   940      Delaware Charter Guarantee & Trus                                    95.6
             FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   941      Delaware Charter Guarantee & Trus                                    17.4
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   942      Delaware Charter Guarantee & Trus                                     6.4
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   942      Delaware Charter Guarantee & Trus                                    93.0
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   943      Delaware Charter Guarantee & Trus                                    10.3
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   943      Delaware Charter Guarantee & Trus                                    77.7
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   944      THE PRINCIPAL TRUST FOR POST-                                        12.3
            RETIREMENT MEDICAL BENEFITS
            RETIRED IND FIELD 5073
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480
   944      PRINCIPAL TRUST FOR LIFE INS                                          6.2
            BENEFITS FOR EE'S - RETIRED 5016
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
             DES MOINES, IA 50392-0480
   944      PRINCIPAL TRUST FOR HEALTH BENEFITS FOR IND FIELD - RETIRED 5025      9.8
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480
   944      THE PRINCIPAL TRUST FOR POST- RETIREMENT MEDICAL BENEFITS            62.3
            RETIRED EE 5072
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480
   950      Delaware Charter Guarantee & Trus                                    99.9
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   952      Delaware Charter Guarantee & Trus
            FBO Various NonQualifed Plans                                         5.6
            711 High Street
             Des Moines, IA 50303

   952      Principal Trust Company
            FBO Promenix Inc NQ Excess Plan                                       6.9
            Susan Saggione 1013 Centre Road
            Wilmington, DE 19805

   952      SC Episcopal Home at Still Hopes In
            FBO SCEH at Still Hopes Inc 457b                                      5.0
            Ray Colston One Still Hopes Drive
            West Columbia, SC 29169

   953      NPGC NON-QUALIFIED DEFERRED COMPE
            ATTN LEIMKUHLER LYLE                                                 10.2
            PO BOX 29
            SAINT JOSEPH, MO 64502-0029

   953      Delaware Charter Guarantee & Trus                                     6.9
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   953      Delaware Charter Guarantee & Trus                                    76.6
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
   960      Delaware Charter Guarantee & Trus                                    11.1
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   960      Delaware Charter Guarantee & Trus                                    88.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   961      Delaware Charter Guarantee & Trus                                    15.6
            FBO Various NonQualifed Plans
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   961      Delaware Charter Guarantee & Trus                                    70.8
            FBO Various Qualifed Plans
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
   961      Bankers Trust Company NA
            FBO                                                                  13.1
             Delora Williams 665 Locust
             Des Moines, IA 50304

   962      Delaware Charter Guarantee & Trus                                    13.9
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   962      Delaware Charter Guarantee & Trus                                    84.2
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   963      DELAWARE CHARTER GUAR & TRUST                                         6.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   963      Delaware Charter Guarantee & Trus                                    13.2
             FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   963      Delaware Charter Guarantee & Trus                                    76.1
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   964      LIFETIME 2010 FUND                                                   28.2
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   964      LIFETIME 2020 FUND                                                   23.5
            ATTN JAMIE SCRIGNOLI N-002-E20
             MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   964      LIFETIME 2040 FUND                                                   11.0
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   964      LIFETIME 2050 FUND                                                    5.6
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   964      LIFETIME STRATEGIC INCOME FUND                                        6.3
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   964      LIFETIME 2030 FUND                                                   25.0
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   970      Delaware Charter Guarantee & Trus                                    15.1
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   970      Delaware Charter Guarantee & Trus                                    84.8
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   971      Delaware Charter Guarantee & Trus                                    23.8
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   971      Delaware Charter Guarantee & Trus                                    47.9
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   972      Delaware Charter Guarantee & Trus                                     8.6
            FBO Various NonQualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   972      Delaware Charter Guarantee & Trus                                    91.0
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   973      BANKERS TRUST COMPANY TRUSTEE                                         5.2
            FBO NQ EXCESS PLAN OF DENKOR
            ATTN ANJI RAINEY
            665 LOCUST ST
            DES MOINES, IA 50309-3702
   973      Delaware Charter Guarantee & Trus                                    72.3
            FBO Various Qualifed Plans
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   974      LIFETIME 2020 FUND                                                   32.9
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   974      LIFETIME 2040 FUND                                                   18.3
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   974      LIFETIME 2050 FUND                                                    9.8
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   974      LIFETIME 2030 FUND                                                   38.8
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200

INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISORS

The Manager of the Fund is Principal Management Corporation, a wholly-owned subsidiary of Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. The Manager is an affiliate of Principal Life. The address of both Princor and the Manager is the Principal Financial Group, Des Moines, Iowa 50392-2080. The Manager was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

The Manager has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Fund. For these services, each Sub-Advisor is paid a fee by the Manager.



Funds:   Partners SmallCap Growth I

Sub-Advisor: Alliance Capital Management L.P. ("Alliance") managed $538.0 billion in assets as of December 31, 2004. Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

Funds:   Partners LargeCap Value
Sub-Advisor: AllianceBernstein Investment Research and Management ("Bernstein"), a wholly-owned subsidiary of Alliance Capital Management, L.P. ("Alliance"). As of December 31, 2004, Alliance managed $538.0 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.


Funds:   Partners LargeCap Growth II and Partners LargeCap Value II

Sub-Advisor: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111. As of December 31, 2004, American Century managed $97.9 billion in assets.


Funds:   Partners SmallCap Value

Sub-Advisor: Ark Asset Management Co., Inc. ("Ark Asset") is an independent,
         100% employee owned investment management firm. Ark Asset's offices are located at 125 Broad Street, New York, NY 10004. As of December 31, 2004, Ark Asset managed $15.5 billion in assets.


Funds:   Partners SmallCap Value II

Sub-Advisor: Dimensional Fund Advisors Inc. ("Dimensional"), located at 1299
         Ocean Avenue, Santa Monica CA 90401, is a registered investment advisor. As of December 31, 2004, Dimensional managed approximately $65 billion in assets.


Funds:   Partners MidCap Growth I and Partners SmallCap Blend

Sub-Advisor: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has more than $4.0 trillion in assets under management, administration or custody, including $707 billion under management. As of December 31, 2004, Mellon Equity managed approximately $20.1 billion in assets.

Funds:   Partners SmallCap Growth Fund II
Sub-Advisor: Emerald Advisers, Inc. ("Emerald") is a subsidiary of Emerald Asset
         Management which is owned by eleven inside shareholders and one outside minority shareholder. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2004, Emerald managed approximately $2.0 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.

Funds:   Partners International and Partners MidCap Growth II

Sub-Advisor: Fidelity Management & Research Company ("FMR") is the sub-advisor.
         Day-to-day management decisions concerning the Fund are made by FMR Co., Inc. ("FMRC") which serves as sub-subadvisor. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2004, FMR managed approximately $10.1 billion in discretionary assets. As of December 31, 2004, FMRC managed approximately $1.1 trillion in discretionary assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.


Funds:   Partners LargeCap Blend I and Partners MidCap Value I

Sub-Advisor: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. Goldman Sachs Asset Management reported $422.8 billion in total assets under management and/or distribution as of December 31, 2004 (including seed capital and excluding assets under supervision).


Funds:   Partners LargeCap Growth

Sub-Advisor: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is a privately held global investment management firm servicing clients in the corporate, public, endowment and foundation marketplace located at 40 Rowes Wharf, Boston, MA 02110. As of December 31, 2004, GMO managed $81.5 billion in client assets.


Funds:   Partners Global Equity and Partners SmallCap Value I

Sub-Advisor: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan") a bank holding company. JPMorgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2004, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $791 billion.


Funds:   Partners SmallCap Value

Sub-Advisor: Los Angeles Capital Management and Equity Research, Inc. ("LA
         Capital") is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, California 90025. As of December 31, 2004, LA Capital had assets under management of approximately $3.2 billion.


Funds:   Partners SmallCap Growth III

Sub-Advisor: Mazama Capital Management, Inc. ("Mazama") is an independent employee-owned money management firm specializing in small and mid cap growth investing for institutional clients. The firm is headquartered at One Southwest Columbia Street, Suite 1500, Portland Oregon 97258 with assets under management totaling over $5.6 billion as of December 31, 2004.


Funds:   Partners MidCap Value

Sub-Advisor: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $82.9 billion in total assets (as of December 31, 2004) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.


Funds:   High Yield

Sub-Advisor: Post Advisory Group, LLC ("Post") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025. As of December 31, 2004, Post had $6.4 billion in asset under management.

Funds:   Real Estate Securities

Sub-Advisor: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. As of December 31, 2004, Principal - REI, together with its affiliated asset management companies, had approximately $28.2 billion in asset under management. Principal - REI's address is 801 Grand Avenue, Des Moines, Iowa 50392.


Funds: Bond & Mortgage Securities, Capital Preservation, Disciplined LargeCap Blend, Diversified International, Equity Income, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond, Inflation Protection, International Growth, International Emerging Markets, LargeCap Growth, LargeCap S&P 500, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, SmallCap Blend, SmallCap Growth, SmallCap S&P 600, SmallCap Value and Tax-Exempt Bond Funds.

Sub-Advisor: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2004, Principal, together with its affiliated asset management companies, had approximately $137.8 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


Funds:   Preferred Securities

Sub-Advisor: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2004, Spectrum, together with its affiliated asset management companies, had approximately $12.4 billion in asset under management.


Funds:   Partners LargeCap Blend and Partners LargeCap Growth I

Sub-Advisor: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 67 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $235.2 billion in assets under management as of December 31, 2004. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202


Funds:   Partners MidCap Growth

Sub-Advisor: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2004, Turner had discretionary management authority with respect to approximately $15.8 billion in assets.

Funds:   Partners LargeCap Value I and Partners SmallCap Growth II
Sub-Advisor: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 1 North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2004, UBS Global AM managed approximately $61.3 billion in assets and the Group managed approximately $527.4 billion in assets.


Funds:   Partners LargeCap Blend I

Sub-Advisor: Wellington Management Company, LLP ("Wellington Management"), a
         Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices at 75 State Street, Boston, MA 02109. Wellington Management and its predecessor organizations have provided investment services since 1928. As of December 31, 2004, Wellington Management managed $469.9 billion of client assets.

Each of the persons affiliated with the Fund who is also an affiliated person of the Manager or Principal is named below, together with the capacities in which such person is affiliated:

 NAME                      OFFICE HELD WITH THE FUND                        OFFICE HELD WITH THE MANAGER/PRINCIPAL
 ----                      -------------------------                        --------------------------------------
 John E. Aschenbrenner     Director                                         Director (Manager)
 Craig L. Bassett          Treasurer                                        Treasurer (Manager)
 Michael J. Beer           Executive Vice President &                       Executive Vice President  &
                           Principal Accounting Officer                     Chief Operating Officer (Manager)
 David J. Brown            Chief Compliance Officer                         Senior Vice President (Manager)
 Jill R. Brown             Vice President and Chief Financial Officer       Vice President and Chief Financial Officer (Manager)
 Ralph C. Eucher           Director, CEO & President                        Director and President (Manager)
 Arthur S. Filean          Senior Vice President & Secretary                Senior Vice President (Manager)
 Ernest H. Gillum          Vice President & Assistant Secretary             Vice President - Product Development (Manager)
 Layne A. Rasmussen        Controller                                       Controller - Mutual Funds (Manager)
 Michael D. Roughton       Counsel                                          Counsel (Manager; Principal)
 Jean B. Schustek          Assistant Vice President & Assistant Secretary   Assistant Vice President - Registered Products (Manager)
 Larry D. Zimpleman        Director & Chairman of the Board                 Director & Chairman of the Board (Manager)



CODES OF ETHICS

The Fund, the Manager, each of the Sub-Advisors and Princor (as principal underwriter of the Fund) have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of a Fund from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of the Manager, the Fund, Princor and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the SEC.


PROXY VOTING POLICIES

The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to that Fund's Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix B.


Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.


FEES PAID TO THE MANAGER

The Manager is paid a fee by each Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2004 was:

       Bond & Mortgage                      Partners LargeCap Value
       Securities                 0.55%     I                            0.80%
       Capital Preservation       0.40%     Partners MidCap Growth       1.00%
       Disciplined LargeCap
       Blend                      0.60%     Partners MidCap Growth I     1.00%
       Diversified
       International              0.90%     Partners MidCap Value        1.00%
       Government Securities      0.40%     Partners MidCap Value I      1.00%
       High Quality
       Intermediate-Term Bond     0.40%     Partners SmallCap Blend      1.00%
       High Quality Long-Term               Partners SmallCap Growth
       Bond                       0.40%     I                            1.10%
       High Quality Short-Term              Partners SmallCap Growth
       Bond                       0.40%     II                           1.00%
       International Emerging               Partners SmallCap Growth
       Markets                    1.35%     III                          1.10%
       International Growth       1.00%     Partners SmallCap Value      1.00%
                                            Partners SmallCap Value
       LargeCap Growth            0.55%     I                            1.00%
                                            Partners SmallCap Value
       LargeCap S&P 500 Index     0.15%     II                           1.00%
       LargeCap Value             0.45%     Preferred Securities         0.75%
       MidCap Blend               0.65%     Principal LifeTime 2010    0.1225%
       MidCap Growth              0.65%     Principal LifeTime 2020    0.1225%
       MidCap S&P 400 Index       0.15%     Principal LifeTime 2030    0.1225%
       MidCap Value               0.65%     Principal LifeTime 2040    0.1225%
       Money Market               0.40%     Principal LifeTime 2050    0.1225%
                                            Principal Lifetime
       Partners International     1.10%     Strategic Income           0.1225%
       Partners LargeCap Blend    0.75%     Real Estate Securities       0.85%
       Partners LargeCap Blend
       I                          0.45%     SmallCap Blend               0.75%
       Partners LargeCap Growth   1.00%     SmallCap Growth              0.75%
       Partners LargeCap Growth
       I                          0.75%     SmallCap S&P 600 Index       0.15%
       Partners LargeCap Growth
       II                         1.00%     SmallCap Value               0.75%
       Partners LargeCap Value    0.80%

Effective January 1, 2005, the management fee schedules for the Funds will be as follows:

                               FIRST $500  NEXT $500   NEXT $500    OVER $1.5
            FUND                MILLION     MILLION     MILLION      BILLION
            ----                -------     -------     -------      -------
Bond & Mortgage Securities        0.55%       0.53%       0.51%        0.50%
Capital Preservation              0.40        0.39        0.38         0.37
Disciplined LargeCap Blend        0.60        0.58        0.56         0.55
Diversified International         0.90        0.88        0.86         0.85
Equity Income                     0.60        0.58        0.56         0.55
Government Securities             0.40        0.38        0.36         0.35
High Quality
Intermediate-Term Bond            0.40        0.38        0.36         0.35
High Quality Long-Term Bond       0.40        0.38        0.36         0.35
High Quality Short-Term Bond      0.40        0.38        0.36         0.35
High Yield                        0.65        0.63        0.61         0.60
Inflation Protection              0.40        0.38        0.36         0.35
International Emerging
Markets                           1.35        1.33        1.31         1.30
International Growth              1.00        0.98        0.96         0.95
LargeCap Growth                   0.55        0.53        0.51         0.50
LargeCap S&P 500 Index            0.15        0.15        0.15         0.15
LargeCap Value                    0.45        0.43        0.41         0.40
MidCap Blend                      0.65        0.63        0.61         0.60
MidCap Growth                     0.65        0.63        0.61         0.60
MidCap S&P 400 Index              0.15        0.15        0.15         0.15
MidCap Value                      0.65        0.63        0.61         0.60
Money Market                      0.40        0.39        0.38         0.37
Partners Global Equity            0.95        0.93        0.91         0.90
Partners International            1.10        1.08        1.06         1.05
Partners LargeCap Blend           0.75        0.73        0.71         0.70
Partners LargeCap Blend I         0.45        0.43        0.41         0.40
Partners LargeCap Growth          1.00        0.98        0.96         0.95
Partners LargeCap Growth I        0.75        0.73        0.71         0.70
Partners LargeCap Growth II       1.00        0.98        0.96         0.95
Partners LargeCap Value           0.80        0.78        0.76         0.75
Partners LargeCap Value I         0.80        0.78        0.76         0.75
Partners LargeCap Value II        0.85        0.83        0.81         0.80
Partners MidCap Growth            1.00        0.98        0.96         0.95
Partners MidCap Growth I          1.00        0.98        0.96         0.95
Partners MidCap Growth II         1.00        0.98        0.96         0.95
Partners MidCap Value             1.00        0.98        0.96         0.95
Partners MidCap Value I           1.00        0.98        0.96         0.95
Partners SmallCap Blend           1.00        0.98        0.96         0.95
Partners SmallCap Growth I        1.10        1.08        1.06         1.05
Partners SmallCap Growth II       1.00        0.98        0.96         0.95
Partners SmallCap Growth III      1.10        1.08        1.06         1.05
Partners SmallCap Value           1.00        0.98        0.96         0.95
Partners SmallCap Value I         1.00        0.98        0.96         0.95
Partners SmallCap Value II        1.00        0.98        0.96         0.95
Preferred Securities              0.75        0.73        0.71         0.70
Principal LifeTime 2010         0.1225      0.1225      0.1225       0.1225
Principal LifeTime 2020         0.1225      0.1225      0.1225       0.1225
Principal LifeTime 2030         0.1225      0.1225      0.1225       0.1225
Principal LifeTime 2040         0.1225      0.1225      0.1225       0.1225
Principal LifeTime 2050         0.1225      0.1225      0.1225       0.1225
Principal LifeTime Strategic
Income                          0.1225      0.1225      0.1225       0.1225
Real Estate Securities            0.85        0.83        0.81         0.80
SmallCap Blend                    0.75        0.73        0.71         0.70
SmallCap Growth                   0.75        0.73        0.71         0.70
SmallCap S&P 600 Index            0.15        0.15        0.15         0.15
SmallCap Value                    0.75        0.73        0.71         0.70
Tax-Exempt Bond                   0.50        0.48        0.46         0.45

Under the terms of the Management Agreement, the Manager is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Funds with the SEC, compensation of personnel, officers and directors who are also affiliated with the Manager; and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Fund. The Manager is also responsible for providing portfolio accounting services and transfer agent services, including qualifying shares of the Fund for sale in states and other jurisdictions, for each Fund pursuant to additional agreements with the Fund. Currently these services are provided by the Manager to the Institutional Class, Advisors Select, Advisors Preferred, Select and Preferred classes at no charge.


The Manager has agreed to limit the expenses paid by the following Funds and, if necessary, pay expenses normally payable by each of the listed Funds through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares on an annualized basis) not to exceed the following percentages:

                                                 Partners LargeCap
       Bond & Mortgage Securities       1.35     Growth I                 1.75
                                                 Partners LargeCap
       Capital Preservation             1.35     Growth II                1.75
       Government Securities            1.35     Partners MidCap Growth   1.95
       High Quality
       Intermediate-Term Bond           1.35     Partners MidCap Value    1.95
                                                 Partners SmallCap
       High Quality Long-Term Bond      1.35     Growth I                 2.05
                                                 Partners SmallCap
       High Quality Short-Term Bond     1.35     Growth II                2.05
                                                 Partners SmallCap
       Inflation Protection             1.35     Value                    1.95
       International II                 2.10     Preferred Securities     1.60
                                                 Principal LifeTime
       Money Market                     1.35     2050                     1.70
       Partners LargeCap Growth         1.75     SmallCap Value           1.70




The expense limits in place for Class A and Class B shares are effective on July 1, 2005 maintained operating expenses (expressed as a percentage of average net assets attributable to a Class on an annualized basis) which did not to exceed the following percentages:

                                                Class A            Class B
       Bond & Mortgage Securities                  0.94               1.60
       Inflation Protection Fund                   1.10                N/A
       MidCap Blend                                1.02               1.32
       Partners MidCap Growth                      1.75               2.50
       Partners SmallCap Growth II                 1.95               2.70
       Partners LargeCap Growth II                 1.70                N/A
       Partners MidCap Value                       1.75               2.50
       Partners MidCap Growth I                    1.75                N/A
       Preferred Securities                        1.35                N/A
       Principal
       LifeTime 2010                               1.30                N/A
       Principal LifeTime 2020                     1.40               2.15
       Principal LifeTime 2030                     1.40               2.15
       Principal LifeTime 2040                     1.40               2.15
       Principal Lifetime 2050                     1.50                N/A
       Principal LifeTime Strategic Income         1.30                N/A
       SmallCap Value                              1.70               2.45
       Tax-Exempt Bond                             0.76               1.15

The expense limits in place for Class J shares through the period ended February 28, 2005 maintained operating expenses (expressed as a percentage of average net assets attributable to a Class on an annualized basis) which did not to exceed the following percentages:

                                                 Partners LargeCap
       Bond & Mortgage Securities       1.35     Growth I                 1.75
                                                 Partners LargeCap
       Capital Preservation             1.35     Growth II                1.75
       Government Securities            1.35     Partners MidCap Growth   1.95
       High Quality
       Intermediate-Term Bond           1.35     Partners MidCap Value    1.95
                                                 Partners SmallCap
       High Quality Long-Term Bond      1.35     Growth I                 2.05
                                                 Partners SmallCap
       High Quality Short-Term Bond     1.35     Growth II                2.05
                                                 Partners SmallCap
       Inflation Protection             1.35     Value                    1.95
       International II                 2.10     Preferred Securities     1.60
                                                 Principal LifeTime
       Money Market                     1.35     2050                     1.70
       Partners LargeCap Growth         1.75     SmallCap Value           1.70



Fees paid for investment management services during the periods indicated were as follows:

                             MANAGEMENT FEES FOR PERIODS ENDED OCTOBER 31
                             ----------------
 FUND                          2004             2003               2002
 ----                          ----             ----               ----
 Bond & Mortgage
 Securities                  2,688,040        1,193,461           317,776
 Capital Preservation          333,736          174,476            75,123
 Disciplined LargeCap
 Blend f/k/a
 LargeCap Blend I              153,994          54,442/(//1//)/
 Diversified International
 f/k/a International I         745,729          363,615           187,347
 Government Securities         438,596          361,137           151,592
 High Quality
 Intermediate-Term Bond        240,603          103,463            67,508
 High Quality Long-Term
 Bond                           61,655           59,298            54,486
 High Quality Short-Term
 Bond                          199,011          123,799            80,264
 International Emerging
 Markets                       357,526          151,101           106,393
 International Growth
 f/k/a International II      3,091,203        1,639,445           537,533
 LargeCap Growth               604,743          275,615            94,411
 LargeCap S&P 500 Index        899,740          349,601            94,342
 LargeCap Value                460,338          237,121            97,556
 MidCap Blend                  452,794          199,946            82,434
 MidCap Growth                 130,927           45,810            40,851
 MidCap S&P 400 Index           74,404           38,154            21,338
 MidCap Value                  427,898          209,363           115,525
 Money Market                  715,144          374,334           107,562
 Partners International       835,381/(2)/
 Partners LargeCap Blend     3,816,625        1,993,626           515,612
 Partners LargeCap Blend I     129,570           75,350            48,105
 Partners LargeCap Growth      106,940          51,601/(//1//)/
 Partners LargeCap Growth
 I                           5,138,429        3,419,862         1,180,164
 Partners LargeCap Growth
 II                          1,399,401          310,358            74,373
 Partners LargeCap Value     9,526,884        6,121,718         2,087,627
 Partners LargeCap Value I     17,053/(3)/
 Partners MidCap Growth        366,292          107,205            54,609
 Partners MidCap Growth I     639,467/(2)/
 Partners MidCap Value       1,797,583          655,897           178,701
 Partners MidCap Value I     1,248,775/(2)/
 Partners SmallCap Blend       815,310          29,414/(//1//)/
 Partners SmallCap Growth
 I                             886,227          870,815           627,905
 Partners SmallCap Growth
 II                          2,462,995          850,367            50,446
 Partners SmallCap Growth
 III                           21,005/(3)/
 Partners SmallCap Value     2,420,186        1,687,225           882,076
 Partners SmallCap Value I     878,429         260,441/(//1//)/
 Partners SmallCap Value
 II                            84,203/(3)/
 Preferred Securities        1,282,198          570,777           31,579/(//4//)/
 Principal LifeTime 2010       281,820          104,031            27,705
 Principal LifeTime 2020       403,222          138,346            33,119
 Principal LifeTime 2030       384,217          135,132            25,814
 Principal LifeTime 2040       127,700           44,557            12,928
 Principal LifeTime 2050        63,674           19,646             6,114
 Principal Lifetime
 Strategic Income              114,614           44,486             8,780
 Real Estate Securities      2,459,268          849,583           166,237
 SmallCap Blend                640,271          269,183           127,800
 SmallCap Growth               187,554          105,235            70,555
 SmallCap S&P 600 Index        139,801           48,853            20,663
 SmallCap Value                328,987          153,609           103,133

/ //(//1//)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(//2//)/ Period from December 29, 2003 (date operations commenced) through
 October 31, 2004.
/ //(3)/ Period from June 1, 2004 (date operations commenced) through October
 31, 2004.
/ //(//4//)/ Period from May 1, 2002 (date operations commenced) through October
 31, 2002.


Sub-Advisory Agreements for the Funds
-------------------------------------


FUNDS FOR WHICH PRINCIPAL SERVES AS SUB-ADVISOR . Principal is Sub-Advisor for each Fund identified below. The Manager pays Principal a fee, computed and paid monthly, at an annual rate as shown below.


To calculate the fee for a Fund in Table A, assets of the Fund, along with the assets of all other Funds in Table A, are combined with any:
.. Principal Life non-registered separate account sub-advised by Principal with assets invested primarily in fixed-income securities (except money market separate accounts);
.. Principal Life sponsored mutual fund sub-advised by Principal with assets invested primarily in fixed-income securities (except money market mutual funds); and
.. assets of the Principal Variable Contracts Fund, Inc. - Balanced Account and
  the Principal Balanced Fund, Inc.
The calculation does not include any portion of such mutual funds and/or separate accounts for which advisory services are provided, directly or indirectly, by employees of Post Advisory Group, LLC ("Post").

To calculate the fee for a Fund in Table B, the assets of the Fund are combined with assets sub-advised by Principal with the same investment mandate (e.g. midcap value) in
.. (a) Principal Life non-registered separate account sub-advised by Principal
  and
.. (b) Principal Life sponsored mutual fund sub-advised by Principal.

For any Fund for which investment advisory services are provided, directly or indirectly, by employees of Post, the Manager pays a fee equal to an annual rate of 0.30% for the portion of the net assets for which Post provides investment advisory services.

                                                 TABLE A
                                         NET ASSET VALUE OF FUND
                             ------------------------------------------------
                                FIRST        NEXT        NEXT         OVER
 FUND                         $5 BILLION  $1 BILLION  $4 BILLION   $10 BILLION
 ----                        -----------  ----------  ----------   -----------
 Bond & Mortgage
 Securities, Government
 Securities,
 High Quality
 Intermediate-Term Bond,
 High Quality Long-Term
 Bond,
 High Quality Short-Term
 Bond and Inflation
 Protection                    0.115%       0.100%      0.095%       0.090%




                                                                          TABLE B
                                                                  NET ASSET VALUE OF FUND
                             -------------------------------------------------------------------------------------------------
                                FIRST         NEXT          NEXT           NEXT           NEXT          NEXT           OVER
 FUND                         $50 MILLION  $50 MILLION   $100 MILLION   $200 MILLION  $350 MILLION  $750 MILLION   $1.5 BILLION
 ----                        ------------  -----------  -------------  -------------  ------------  ------------   ------------
 Disciplined LargeCap
 Blend, LargeCap Growth and
 LargeCap Value                 0.27%         0.25%         0.22%          0.18%         0.13%         0.09%          0.06%
 Diversified International
 and International Growth       0.35          0.28          0.20           0.16          0.12          0.10           0.08

                            FIRST             NEXT              NEXT              NEXT              NEXT              NEXT
                         $25 MILLION       $75 MILLION      $100 MILLION      $300 MILLION      $500 MILLION      $500 MILLION
                         -----------       -----------      ------------      ------------      ------------      ------------
 MidCap Blend,
 MidCap Growth and
 MidCap Value              0.40%             0.32%            0.27%             0.23%             0.18%                     0.13%
 SmallCap Blend,
 SmallCap Growth and
 SmallCap Value            0.48              0.36             0.27              0.25              0.22                      0.18
                              OVER
                          $1.5 BILLION
                          ------------
 MidCap Blend,              0.08%
 MidCap Growth and
 MidCap Value
 SmallCap Blend,            0.12
 SmallCap Growth and
 SmallCap Value




                                                 TABLE C
 FUND                              SUB-ADVISOR FEE AS A % OF NET ASSETS
 ----                              ------------
 Capital Preservation                            0.0750%
 International
 Emerging Markets                                0.5000
 LargeCap S&P 500
 Index                                           0.0150
 MidCap S&P 400 Index                            0.0150
 Money Market                                    0.0750
 Principal LifeTime
 2010                                            0.0425
 Principal LifeTime
 2020                                            0.0425
 Principal LifeTime
 2030                                            0.0425
 Principal LifeTime
 2040                                            0.0425
 Principal LifeTime
 2050                                            0.0425
 Principal LifeTime
 Strategic Income                                0.0425
 SmallCap S&P 600
 Index                                           0.0150




ALL OTHER FUNDS.

                                                           SUB-ADVISOR FEE
 FUND                                                   AS A % OF NET ASSETS
 ----                                                   ---------------------
 High Yield                                                     0.30%
 Partners MidCap Growth and Partners SmallCap Value II          0.50
 Real Estate Securities                                         0.52






                                                       NET ASSET VALUE OF FUND
                              FIRST          NEXT          NEXT          NEXT          NEXT          OVER
 FUND                       $50 MILLION  $100 MILLION  $150 MILLION  $200 MILLION  $500 MILLION   $1 BILLION
 ----                      ------------  ------------  ------------  ------------  ------------   ----------
 Partners Global Equity       0.55%         0.45%         0.40%         0.35%         0.30%         0.25%




                                                                  NET ASSET VALUE OF FUND
                        ------------------------------------------------------------------------------------------------------------
                                 FIRST                    NEXT                     NEXT                     NEXT
 FUND                         $50 MILLION             $200 MILLION             $350 MILLION             $400 MILLION
 ----                        ------------             ------------             ------------             ------------
 Partners LargeCap
 Blend                           0.40%                    0.35%                    0.30%                   0.275%
                                  OVER
 FUND                          $1 BILLION
 ----                          ----------
 Partners LargeCap       0.275 % on all assets
 Blend
 In calculating the fee for a Series, assets of any existing registered investment company sponsored by Principal Life Insurance
 Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Series, will be combined (together, the "Aggregated Assets"). The fee charged for the assets in the Series shall be determined by calculating a fee on the value of the Aggregated Assets using the above fee schedule and muliplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Series and the denominator of which is the amount of the Aggregated
 Assets.




                                             NET ASSET VALUE OF FUND
                                     ----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $250 MILLION  $500 MILLION   $750 MILLION
 ----                                ------------  ------------   ------------
 Partners International                 0.45%         0.40%          0.35%




                                              NET ASSET VALUE OF FUND
                                      ---------------------------------------
                                          FIRST         NEXT          OVER
 FUND                                  $500 MILLION  $1 BILLION   $1.5 BILLION
 ----                                 -------------  ----------   ------------
 Partners LargeCap Blend I - GSAM         0.15%        0.12%         0.10%

                                                    NET ASSET VALUE OF FUND
                                                  ---------------------------
                                                      FIRST           OVER
 FUND                                              $500 MILLION   $500 MILLION
 ----                                             -------------   ------------
 Partners LargeCap Blend I - Wellington
 Management                                           0.25%          0.20%




                                       NET ASSET VALUE OF FUND
                        -----------------------------------------------------
                            FIRST          NEXT          NEXT          OVER
 FUND                    $250 MILLION  $250 MILLION  $500 MILLION   $1 BILLION
 ----                   -------------  ------------  ------------   ----------
 Partners LargeCap
 Growth                     0.41%         0.33%         0.25%         0.20%




 The Sub-Advisory Fees on all assets through the period ending July 31, 2005 is 0.350%.
                                                                         NET ASSET VALUE OF FUND
                                         ----------------------------------------------------------------------------------------
                                                      FIRST                            NEXT                          OVER
 FUND                                             $250 MILLION                     $250 MILLION                  $500 MILLION
 ----                                             ------------                     ------------                  ------------
 Partners LargeCap Growth I                          0.400%                           0.375%               0.350 % on all assets
 In calculating the fee for a Series, assets of any existing registered investment company sponsored by Principal Life Insurance
 Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Series, will be combined (together, the "Aggregated Assets"). The fee charged for the assets in the Series shall be determined by calculating a fee on the value of the Aggregated Assets using the above fee schedule and muliplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Series and the denominator of which is the amount of the
 Aggregated Assets.




                                              NET ASSET VALUE OF FUND
                        -------------------------------------------------------------------
                           FIRST         NEXT          NEXT          NEXT           OVER
 FUND                    $50 MILLION  $50 MILLION  $150 MILLION  $250 MILLION   $500 MILLION
 ----                   ------------  -----------  ------------  ------------   ------------
 Partners LargeCap
 Growth II                 0.55%         0.50%        0.43%         0.35%          0.32%




                                                            NET ASSET VALUE OF FUND
                          -------------------------------------------------------------------------------------------
                             FIRST         NEXT         NEXT         NEXT         NEXT         NEXT           OVER
 FUND                      $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION   $200 MILLION
 ----                     ------------  -----------  -----------  -----------  -----------  -----------   ------------
 Partners LargeCap Value     0.600%       0.500%       0.400%       0.300%       0.250%       0.225%         0.200%




                                                                 NET ASSET VALUE OF FUND
                        ---------------------------------------------------------------------------------------------------------
                           FIRST         NEXT         NEXT         NEXT         NEXT         NEXT          NEXT           OVER
 FUND                    $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION  $300 MILLION   $500 MILLION
 ----                   ------------  -----------  -----------  -----------  -----------  -----------  ------------   ------------
 Partners LargeCap
 Value I                   0.600%       0.500%       0.400%       0.300%       0.250%       0.225%        0.200%         0.180%




                                        NET ASSET VALUE OF FUND
                        -------------------------------------------------------
                            FIRST          NEXT          NEXT           OVER
 FUND                    $200 MILLION  $300 MILLION  $250 MILLION   $750 MILLION
 ----                   -------------  ------------  ------------   ------------
 Partners LargeCap
 Value II                   0.40%         0.35%         0.30%          0.28%




                                                    NET ASSET VALUE OF FUND
                                                   --------------------------
                                                      FIRST           OVER
 FUND                                               $50 MILLION    $50 MILLION
 ----                                              ------------   ------------
 Partners MidCap Growth I                             0.40%          0.35%




                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $250 MILLION  $250 MILLION   $500 MILLION
 ----                               -------------  ------------   ------------
 Partners MidCap Growth II              0.45%         0.40%          0.35%




                                               NET ASSET VALUE OF FUND
                        ---------------------------------------------------------------------
                            FIRST          NEXT          NEXT          NEXT           OVER
 FUND                    $100 MILLION  $150 MILLION  $250 MILLION  $250 MILLION   $750 MILLION
 ----                   -------------  ------------  ------------  ------------   ------------
 Partners MidCap Value     0.500%         0.475%        0.450%        0.425%         0.400%

                                             NET ASSET VALUE OF FUND
                        ------------------------------------------------------------------
                           FIRST         NEXT         NEXT          NEXT           OVER
 FUND                    $25 MILLION  $25 MILLION  $75 MILLION  $225 MILLION   $350 MILLION
 ----                   ------------  -----------  -----------  ------------   ------------
 Partners MidCap Value I   0.60%         0.55%        0.50%        0.45%          0.40%
 If assets exceed $75 million, the fee on the first $50 million will be 0.50%



                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $100 MILLION  $200 MILLION   $300 MILLION
 ----                               -------------  ------------   ------------
 Partners SmallCap Blend, Partners
 SmallCap Value and Partners
 SmallCap Value I                       0.50%         0.45%          0.35%


                                              NET ASSET VALUE OF FUND
                                      ---------------------------------------
                                         FIRST         NEXT           OVER
 FUND                                  $25 MILLION  $75 MILLION   $100 MILLION
 ----                                 ------------  -----------   ------------
 Partners SmallCap Growth I              0.65%         0.60%         0.55%



                                             NET ASSET VALUE OF FUND
                                     ----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                 $50 MILLION  $250 MILLION   $300 MILLION
 ----                                ------------  ------------   ------------
 Partners SmallCap Growth II - UBS      0.60%         0.55%          0.45%




                                       NET ASSET VALUE OF FUND
                        -----------------------------------------------------
                           FIRST         NEXT          NEXT           OVER
 FUND                    $10 MILLION  $40 MILLION  $150 MILLION   $200 MILLION
 ----                   ------------  -----------  ------------   ------------
 Partners SmallCap
 Growth II - Emerald       0.75%         0.60%        0.50%          0.45%




                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $150 MILLION  $150 MILLION   $300 MILLION
 ----                               -------------  ------------   ------------
 Partners SmallCap Growth III           0.60%         0.55%          0.50%




                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $100 MILLION  $150 MILLION   $250 MILLION
 ----                               -------------  ------------   ------------
 Preferred Securities                   0.35%         0.30%          0.20%




                                                       NET ASSET VALUE OF FUND
                           --------------------------------------------------------------------------------
                              FIRST          NEXT          NEXT          NEXT          NEXT          OVER
 FUND                       $50 MILLION  $100 MILLION  $150 MILLION  $200 MILLION  $500 MILLION   $1 BILLION
 ----                      ------------  ------------  ------------  ------------  ------------   ----------
 Partners Global Equity       0.55%         0.45%         0.40%         0.35%         0.30%         0.25%




Cash Management Sub-Advisory Agreement for the Funds
----------------------------------------------------

The Manager has entered into a Cash Management Sub-Advisory Agreement with Principal pursuant to which Principal agrees to perform all of the cash management investment advisory responsibilities of the Manager for each Fund that is sub-advised by either Principal - REI or Spectrum. The Manager pays Principal an amount representing Principal's actual cost providing such services and assuming such operations.


Fees paid for Sub-Advisory services during the periods indicated were as follows:

                             SUB-ADVISOR FEES FOR PERIODS ENDED OCTOBER 31
                             ---------------------------------------------
 FUND                            2004              2003               2002
 ----                            ----              ----               ----
 Bond & Mortgage Securities     489,690           202,408            32,519
 Capital Preservation           132,079            81,049            22,498
 Disciplined LargeCap Blend
 f/k/a
 LargeCap Blend I                26,676            8,672/(//1//)/
 Diversified International
 f/k/a International I           87,311            43,482            15,421
 Government Securities          112,697            88,782            19,119
 High Quality
 Intermediate-Term Bond          58,966            25,884            10,787
 High Quality Long-Term
 Bond                            15,920            14,839             9,203
 High Quality Short-Term
 Bond                            45,853            22,512             9,932
 International Emerging
 Markets                        126,291            53,596            29,372
 International Growth f/k/a
 International II               402,164           336,766           265,994
 LargeCap Growth                125,152            32,966             8,612
 LargeCap S&P 500 Index          88,110            32,078             4,873
 LargeCap Value                 124,547            50,249            16,901
 MidCap Blend                    92,119            28,341             6,222
 MidCap Growth                   51,963            12,432             6,341
 MidCap S&P 400 Index             7,201             3,700             1,494
 MidCap Value                   115,018            30,773             7,134
 Money Market                   129,565            65,786             7,491
 Partners International        342,873/(2)/
 Partners LargeCap Blend      1,525,528           726,782           227,697
 Partners LargeCap Blend I       41,827            26,024             3,709
 Partners LargeCap Growth        41,038           23,233/(//1//)/
 Partners LargeCap Growth I   1,755,858         1,161,282           461,102
 Partners LargeCap Growth
 II                             698,830           167,477            39,827
 Partners LargeCap Value      2,604,172         1,749,113           706,858
 Partners LargeCap Value I      12,829/(3)/
 Partners MidCap Growth         183,597            52,479            26,449
 Partners MidCap Growth I      235,545/(2)/
 Partners MidCap Value          876,162           326,071            88,583
 Partners MidCap Value I       597.749/(2)/
 Partners SmallCap Blend        396,780           14,723/(//1//)/
 Partners SmallCap Growth I     451,286           467,000           343,391
 Partners SmallCap Growth
 II                           1,362,138           481,956            27,758
 Partners SmallCap Growth
 III                            11,486/(3)/
 Partners SmallCap Value      1,143,107           805,497           431,769
 Partners SmallCap Value I      439,225          130,411/(//1)/
 Partners  SmallCap Value
 II                             42,228/(3)/
 Preferred Securities          383,753/(2)/
 Principal LifeTime 2010         93,337            33,729             7,050
 Principal LifeTime 2020        134,297            42,906             8,651
 Principal LifeTime 2030         98,429            16,093             6,423
 Principal LifeTime 2040         70,399            42,457             3,352
 Principal LifeTime 2050         21,103             6,194             1,676
 Principal Lifetime
 Strategic Income                37,851            14,392             2,429
 Real Estate Securities       1,554,098           499,540            54,471
 SmallCap Blend                 180,544            83,134            19,543
 SmallCap Growth                 66,935             3,249            14,942
 SmallCap S&P 600 Index          13,404             4,474             1,412
 SmallCap Value                 121,251            49,633            25,608

/ //(//1//)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(2)/ Period from December 29, 2003 (date operations commenced) through
 October 31, 2004.
/ //(3)/ Period from June 1, 2004 (date operations commenced) through October
 31, 2004.


Principal Underwriter
---------------------
Princor received underwriting fees from the sale of shares as follows:

                            UNDERWRITING FEES FOR PERIODS ENDED OCTOBER 31,
                            ------------------------------------------------
 FUND                           2004             2003               2002
 ----                           ----             ----               ----
 Bond & Mortgage
 Securities                    99,544           79,698             33,197
 Capital Preservation          39,971           29,548              4,555
 Diversified International
 f/k/a International I         27,421           13,757              6,682
 Government Securities         74,082           85,944             24,513
 High Quality
 Intermediate-Term Bond        13,111           14,966              4,516
 High Quality Long-Term
 Bond                           6,544            5,587              4,524
 High Quality Short-Term
 Bond                          46,790           22,106              5,967
 International Emerging
 Markets                       14,286            3,105              1,233
 International Growth
 f/k/a International II         6,688            3,576              2,808
 LargeCap Growth                8,420            6,828              3,544
 LargeCap S&P 500 Index       133,840           88,466             46,149
 LargeCap Value                 9,935            4,471              3,702
 MidCap Blend                  39,839           17,564              8,053
 MidCap Growth                  6,902            4,230              3,369
 MidCap S&P 400 Index           6,318            6,863              5,692
 MidCap Value                  39,869           26,941             13,439
 Money Market                  87,923           89,282             56,521
 Partners LargeCap Blend       22,210           10,951              2,467
 Partners LargeCap Blend I      9,048            6,585              6,624
 Partners LargeCap Growth       5,046             349/(//1//)/      3,441
 Partners LargeCap Growth
 I                              8,759            4,210              3,441
 Partners LargeCap Growth
 II                             2,938            2,736              2,746
 Partners LargeCap Value       23,263           10,135              2,546
 Partners MidCap Growth         8,550            3,696              2,592
 Partners MidCap Value         13,833            7,217              2,728
 Partners SmallCap Growth
 I                              9,033            2,900                965
 Partners SmallCap Growth
 II                             3,023            1,791                816
 Partners SmallCap Value        1,347            4,838               2391
 Preferred Securities          4,023/(2)/
 Principal LifeTime 2010       39,613            8,598              4,100
 Principal LifeTime 2020       79,585           26,819              7,946
 Principal LifeTime 2030       65,709           25,164              6,084
 Principal LifeTime 2040       20,441            7,277              2,458
 Principal LifeTime 2050        2,495            1,510                579
 Principal Lifetime
 Strategic Income              14,534            3,627                271
 Real Estate Securities        39,498           28,899              9,761
 SmallCap Blend                45,328           23,026              9,831
 SmallCap Growth               17,309            6,516              3,492
 SmallCap S&P 600 Index        11,488            9,406              4,770
 SmallCap Value                11,318            6,452              2,286


/ //(//1//)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(//2)/ Period from December 29, 2003 (date operations commenced) through
 October 31, 2004.



MULTIPLE CLASS STRUCTURE


The Board of Directors has adopted a multiple class plan (the Multiple Class
Plan) pursuant to SEC Rule 18f-3. Under this plan, each Fund (except High Yield which offers only Institutional Class shares) offers six classes of shares:
Institutional Class, Select Class, Preferred Class, Advisors Select Class, Advisors Signature Class and Advisors Preferred Class. In addition, each Fund (except Disciplined LargeCap Blend, Partners International, Partners LargeCap Value I, Partners LargeCap Value II, Partners MidCap Growth I, Partners MidCap Growth II and Partners MidCap Value I, Partners SmallCap Blend, Partners SmallCap Growth III, Partners SmallCap Value I and Partners SmallCap Value II Funds) offers Class J shares.


Class A shares are offered by the Bond & Mortgage Securities, Equity Income, Government Securities, High Quality Short-Term Bond, Inflation Protection, International Emerging Markets, Diversified International, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, LifeTime 2010, LifeTime 2020, LifeTime 2030, LifeTime2040, LifeTime 2050, LifeTime Strategic Income, MidCap Blend, Money Market, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Growth I, Partners MidCap Value, Partners SmallCap Growth II, Preferred Securities, Real Estate Securities, SmallCap Blend, SmallCap Value and Tax-Exempt Bond Funds. Class B shares are offered by the Bond & Mortgage Securities, Disciplined LargeCap Blend, Equity Income, Government Securities, International Emerging Markets, Diversified International, LargeCap Growth, LargeCap Value, LifeTime 2020, LifeTime 2030, LifeTime2040, MidCap Blend, Money Market, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Growth II, Real Estate Securities, SmallCap Blend, SmallCap Value and Tax-Exempt Bond Funds.

The Advisors Select, Advisors Signature, Advisors Preferred, Institutional, Select and Preferred Classes are available without any front-end sales charge or contingent deferred sales charge.


The Advisors Select, Advisors Signature, Advisors Preferred, Select and Preferred Classes are available through employer-sponsored retirement plans. Such plans may impose fees in addition to those charged by the Funds.


The Advisors Select, Advisors Signature, Advisors Preferred and Select share classes are subject to an asset based sales charge (described below).


The Class J shares are sold without any front-end sales charge. A contingent deferred sales charge (CDSC) of 1% is imposed if Class J shares are redeemed within 18 months of purchase. The CDSC is not imposed on shares:
.. that were purchased pursuant to the Small Amount Force Out (SAFO) program;
.. redeemed due to a shareholder's death or disability (as defined in the
  Internal Revenue Code);
.. redeemed from retirement plans to satisfy minimum distribution rules under the
  Internal Revenue Code;
.. sold using a periodic withdrawal plan (up to 10% of the value of the shares
  (as of December 31 of the prior year));
.. that were purchased through the Principal Income IRA; or .. that were purchased through Principal Passage, a fee-based brokerage account.

Currently, all of the operating expenses for each Fund's Advisors Select, Advisors Signature, Advisors Preferred, Select and Preferred Class shares are absorbed by the Manager. The Manager receives a fee for providing investment advisory and certain corporate administrative services under the terms of the Management Agreement. In addition to the management fee, the Fund's Advisors Select, Advisors Signature, Advisors Preferred, Select and Preferred Class shares pay the Manager a service fee and an administrative services fee under the terms of a Service Agreement and an Administrative Services Agreement.


Service Agreement (Advisors Preferred, Advisors Select, Advisors Signature,
---------------------------------------------------------------------------
Preferred and Select Classes only)
----------------------------------
The Service Agreement provides for the Manager to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of those classes. These personal services include:
.. responding to plan sponsor and plan member inquiries;
.. providing information regarding plan sponsor and plan member investments; and .. providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by National Association of Securities Dealers (NASD) Rule 2830 (or any successor thereto).

As compensation for these services, the Fund will pay the Manager service fees equal to 0.25% of the average daily net assets attributable to the Advisors Select Class; 0.25% of the average daily net assets of the Advisors Signature, Class, 0.17% of the average daily net assets of the Advisors Preferred Class; and 0.15% of the average daily net assets attributable to each of the Select Class and Preferred Class. The service fees are calculated and accrued daily and paid monthly to the Manager (or at such other intervals as the Fund and Manager may agree).



Administrative Service Agreement (Advisors Preferred, Advisors Select, Advisors
-------------------------------------------------------------------------------
Signature, Preferred and Select Classes only)
--------------------------------------------
The Administrative Service Agreement provides for the Manager to provide services to beneficial owners of Fund shares. Such services include:
.. receiving, aggregating and processing purchase, exchange and redemption requests from plan shareholders;
.. providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-authorized instructions submitted by plan members;
.. processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations;
.. acting as shareholder of record and nominee for plans;
.. maintaining account records for shareholders and/or other beneficial owners; .. providing notification to plan shareholders of transactions affecting their accounts;
.. forwarding prospectuses, financial reports, tax information and other communications from the Fund to beneficial owners;
.. distributing, receiving, tabulating and transmitting proxy ballots of plan shareholders; and
.. other similar administrative services.

As compensation for these services, the Fund will pay the Manager service fees equal to 0.20% of the average daily net assets attributable to the Advisors Select Class; 0.28% of the average daily net assets of the Advisors Signature, Class, 0.15% of the average daily net assets of the Advisors Preferred Class; 0.13% of the average daily net assets of the Select Class and 0.11% of the average daily net assets of the Preferred Class. The service fees are calculated and accrued daily and paid monthly to the Manager (or at such other intervals as the Fund and Manager may agree).


The Manager may, at its discretion appoint (and may at any time remove), other parties, including companies affiliated with the Manager, as its agent to carry out the provisions of the Service Agreement and/or the Administrative Service Agreement. However, the appointment of an agent shall not relieve the Manager of any of its responsibilities or liabilities under those Agreements. Any fees paid to agents under these Agreements shall be the sole responsibility of the Manager.


Rule 12b-1 Fees
---------------
In addition to the management and service fees, the Advisors Select, Advisors Signature, Advisors Preferred, Select and J Classes of shares are subject to Distribution Plans and Agreements (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the Funds' Class J, Select and Advisors Classes have approved and entered into a Distribution Plan and Agreement for each Class J share and Advisors share class.

In adopting the Plans, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information about revenues and expenses under the Plans is presented to the Board of Directors each quarter for its consideration in continuing the Plans. Continuance of the Plans must be approved by the Board of Directors, including a majority of the independent directors, annually. The Plans may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the Plans may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.


Distribution Plans and Agreements
---------------------------------

CLASS J, ADVISORS PREFERRED CLASS, ADVISORS SELECT CLASS, ADVISORS SIGNATURE,

SELECT CLASS OR PREFERRED CLASS PLANS . As described in the Prospectuses, the Funds' shares are made available to employer-sponsored retirement or savings plans purchasing through financial intermediaries such as banks and broker-dealers. The Funds' Distributor enters into selling agreements with various banks, broker-dealers and other financial intermediaries.


To make the shares available through such banks, broker-dealers and financial intermediaries, and to compensate them for these services, the Board of Directors has adopted a Distribution Plan and Agreement for each of the Advisors Preferred, Advisors Select, Advisors Signature, Select and Class J shares for each Fund, as applicable. The Plans provide that each Fund makes payments from assets of each Advisors Class, the Select Class and Class J to Princor pursuant to the Plan to compensate Princor and other selling dealers for providing certain services to the Fund. Such services may include:
.. formulation and implementation of marketing and promotional activities;
.. preparation, printing and distribution of sales literature;
.. preparation, printing and distribution of prospectuses and the Fund reports to other than existing shareholders;
.. obtaining such information with respect to marketing and promotional activities as the Princor deems advisable;
.. making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and .. providing training, marketing and support with respect to the sale of Shares.

The Fund pays Princor a fee after the end of each month at an annual rate of 0.35% of the daily net asset value of the Advisors Signature shares, 0.30% of the daily net asset value of the Advisors Select shares, 0.25% of daily net asset value of the Advisors Preferred shares and 0.10% of the daily net asset value of the Select shares of each Fund offering those classes. The Fund pays Princor a fee after the end of each month at an annual rate of 0.50% of the daily net asset value of Class J shares of each Fund (except for Money Market Fund which pays at an annual rate of 0.25%). Princor may remit on a continuous basis all of these sums to its registered representatives and other selected dealers as a trail fee in recognition of their services and assistance.


Currently, Princor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Class J, Advisors Preferred Class, Advisors Select Class, Advisors Signature, Select Class or Preferred Class shares. No dealer reallowance is paid on the Institutional class shares.



CLASS A DISTRIBUTION PLAN . The Bond & Mortgage Securities, Disciplined LargeCap Blend, Equity Income, Government Securities, High Quality Short-Term Bond, Inflation Protection, International Emerging Markets, Diversified International, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, LifeTime 2010, LifeTime 2020, LifeTime 2030, LifeTime2040, LifeTime 2050, LifeTime Strategic Income, MidCap Blend, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Growth I, Partners MidCap Value, Partners SmallCap Growth II, Preferred Securities, Real Estate Securities, SmallCap Blend, SmallCap Value and Tax-Exempt Bond Funds have adopted a distribution plan for the Class A shares. The Class A Plan provides that the Fund makes payments from its assets to Princor pursuant to this Plan to compensate Princor and other selling Dealers for providing shareholder services to existing Fund shareholders and rendering assistance in the distribution and promotion of the Fund Class A shares to the public. The Fund pays Princor a fee after the end of each month at an annual rate no greater than 0.25% (0.15% for the LargeCap S&P 500 Index and High Quality Short-Term Bond Funds) of the daily net asset value of the Fund. Princor retains such amounts as are appropriate to compensate for actual expenses incurred in distributing and promoting the sale of the Fund shares to the public but may remit on a continuous basis up to 0.25% (0.15% for the LargeCap S&P 500 Index and High Quality Short-Term Bond Funds) to Registered Representatives and other selected Dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.


CLASS B DISTRIBUTION PLAN . The Bond & Mortgage Securities, Disciplined LargeCap Blend, Equity Income, Government Securities, International Emerging Markets, Diversified International, LargeCap Growth, LargeCap Value, LifeTime 2020, LifeTime 2030, LifeTime2040, MidCap Blend, Money Market, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Growth II, Real Estate Securities, SmallCap Blend, SmallCap Value and Tax-Exempt Bond Funds have adopted a distribution plan for the Class B shares. The Class B Plan provides for payments by the Fund to Princor at the annual rate of up to 1.00% (0.25% for the Money Market Fund) of the Fund's average net asset attributable to Class B shares. Princor also receives the proceeds of any CDSC imposed on redemptions of such shares.




Although Class B shares are sold without an initial sales charge, Princor pays a sales commission equal to 4.00% (3.00% for certain sponsored plans) of the amount invested to dealers who sell such shares. These commissions are not paid on exchanges from other Principal Investors Funds. In addition, Princor may remit on a continuous basis up to 0.25% to the Registered Representatives and other selected Dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.



GENERAL INFORMATION REGARDING CLASS A AND CLASS B DISTRIBUTION PLANS . A representative of Princor provides to each Fund's Board of Directors, and the Board reviews, at least quarterly, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.


All fees paid under a Fund's Rule 12b-1 Plan are paid to Princor which may not use such fees to finance the distribution of the shares of another Fund.


If expenses under a Class A or Class B Plan exceed the compensation limit for Princor described in the Plan in any one fiscal year, the Fund does not carry over such expenses to the next fiscal year. Under the Plans, the Funds have no legal obligation to pay any amount that exceeds the compensation limit. The Funds do not pay, directly or indirectly, interest, carrying charges, or other financing costs in association with these Plans. If the aggregate payments received by Princor under these Plans in any fiscal year exceed the expenditures made by Princor in that year pursuant to the Plan, Princor promptly reimburses the Fund for the amount of the excess.


Transfer Agency Agreement (Class A, Class B and Class J shares only)
--------------------------------------------------------------------
The Transfer Agency Agreement provides for the Manager to act as transfer and shareholder servicing agent. The Fund will pay the Manager a fee for the services provided pursuant to the Agreement in an amount equal to the costs incurred by the Manager for providing such services. The services include:
.. issuance, transfer, conversion, cancellation and registry of ownership of Fund shares, and maintenance of open account system;
.. preparation and distribution of dividend and capital gain payments to shareholders;
.. delivery, redemption and repurchase of shares, and remittances to shareholders;
.. the tabulation of proxy ballots and the preparation and distribution to shareholders of notices, proxy statements and proxies, reports, confirmation of transactions, prospectuses and tax information;
.. communication with shareholders concerning the above items; and .. use its best efforts to qualify the Capital Stock of the Fund for sale in states and jurisdictions as directed by the Fund.

Adoption of Agreements
----------------------
The Agreements provide for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund. In either event, continuation shall be approved by a vote of the majority of the independent Directors.

The Agreements may be terminated at any time on 60 days written notice to the applicable Sub-Advisor either by vote of the Board of Directors or by a vote of the majority of the outstanding securities of the applicable Fund. The Sub-Advisory Agreement may also be terminated by the Manager, the respective Sub-Advisor, or Principal Life Insurance Company ("Principal Life"), as the case may be, on 60 days written notice to the Fund and/or applicable Sub-Advisor. The Agreements will terminate automatically in the event of their assignment.



The Sub-Advisory Agreements for the Inflation Protection Fund and Partners MidCap Growth Fund II were approved by the Directors on September 13, 2004. The Sub-Advisory Agreement for the Partners LargeCap Growth Fund I was approved by the Directors on July 29, 2004. The Sub-Advisory Agreements for the High Yield Fund and the Partners LargeCap Value Fund II were approved by the Directors on June 14, 2004. The Sub-Advisory Agreements for the Partners LargeCap Value I, Partners SmallCap Growth III and Partners SmallCap Value II Funds were approved by the Directors on March 8, 2004. The Management Agreement and the Sub-Advisory Agreements for the other Funds were reviewed and approved by the Directors on September 13, 2004. The objective of the annual review of each of these contracts by the Board of Directors is to determine whether, in light of all pertinent factors, the Directors, and specifically the Directors who are not "interested persons", are satisfied in the aggregate with the services provided by the Manager and each Sub-Advisor or other party, and whether the Directors believe it is in the best interests of the Fund's shareholders to continue receiving such services. The Directors concluded that the fees paid by each Fund to the Manager and each Sub-Advisor or other party, reflected a reasonable relationship to the services rendered and would have been the product of arm's length bargaining. The Directors also concluded that it was in the best interests of each Fund's shareholders to continue to receive such services. The Directors reached this conclusion based upon a review of all pertinent factors including, but not limited to, each Fund's management fees and operating expenses relative to a peer group consisting of unaffiliated mutual funds; a review of all non-investment services such as transfer agency services and shareholder administrative services provided by to the Funds by the Manager at no charge for all share classes (except the Institutional Class and Class J for which such services are provided at cost), Fund corporate accounting and general administration services provided without charge by the Manager and regulatory services (including initial and all subsequent regulatory filings with federal and state regulators, such as registration statements, proxy filings and state mandated filings), also provided either without charge or at cost to the Funds by the Manager; review of the investment advisory services provided by the Manager and Sub-Advisor to each Fund; investment performance and the quality of services provided; the financial and managerial strength of the Manager and Sub-Advisor, including their affiliation with substantial financial services companies; the Manager's sub-advisor selection and monitoring process; and the soft dollar arrangements by which brokers provide research to the Manager and Sub-

Advisors for some of the Funds in return for brokerage allocation. Based upon their review, the Directors determined that each Fund was paying a competitive fee for the services provided by the Manager and Sub-Advisors and that the Manager and Sub-Advisors were doing an appropriate job of fulfilling their contractual obligations for each Fund.


Shareholders of Class J shares of the Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, and Partners SmallCap Value Funds approved the Agreements on June 15, 2001. Shareholders of the other Classes (except Advisors Signature) of these Funds approved the Agreements on March 1, 2001. The Agreements for the Capital Preservation Fund were approved by its shareholders (except Advisors Signature) on June 15, 2001. The Agreements for the Preferred Securities Fund were approved by its Institutional Class shareholders on May 1, 2002 and its Class J shareholders on December 30, 2003. Shareholders of each Class (except Advisors Signature) of the Disciplined LargeCap Blend, Partners LargeCap Growth, Partners SmallCap Blend and Partners SmallCap Value I Funds approved the Agreements on December 30, 2002. Shareholders of each of the Institutional class shares of the Partners International, Partners MidCap Growth I and Partners MidCap Value I Funds approved the Agreements on December 29, 2003. Shareholders of each Class (except Advisors Signature) of the Partners LargeCap Value I, Partners SmallCap Growth III and Partners SmallCap Value II Funds approved the Agreements on June 1, 2004. Shareholders of the Advisors Preferred, Advisors Select, Select and Preferred share classes of the Partners International, Partners MidCap Growth I, Partners MidCap Value and Preferred Securities Funds approved the Agreements on June 1, 2004. The Agreements for the other Funds were approved by their shareholders (except Advisors Signature Class shareholders) on December 5, 2000. The Advisors Signature Class shareholders of all Funds approved the Agreements on November 1, 2004.



CUSTODIAN
The custodian of the portfolio securities and cash assets of the International Growth Fund is JPMorgan Chase Bank, 4 Chase Metro Tech Center, 18th Floor, Brooklyn, New York 11245. The Bank of New York, 100 Church Street, 10th Floor, New York, NY 10286 is custodian of the portfolio securities and cash assets of the other Funds. The custodians perform no managerial or policymaking functions for the fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES


BROKERAGE ON PURCHASES AND SALES OF SECURITIES

In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Fund's Sub-Advisor is to obtain the best overall terms. In pursuing this objective, the Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that the Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction b) the quality of the execution provided and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Sub-Advisor exercises investment discretion. The Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

The Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. The Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and the Sub-Advisor may use it in servicing some or all of the accounts it manages. However, in the opinion of the Sub-Advisor, the value thereof is not determinable and it is not expected that the expenses will be significantly reduced since the receipt of such statistical data and research information is only supplementary to the research efforts of Sub-Advisor. The Sub-Advisor allocated portfolio transactions for the Funds indicated in the following table to certain brokers during the most recent fiscal year due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.


   FUND                             COMMISSIONS PAID
   ----                             ----------------
   International Emerging Markets        35,746
   Disciplined LargeCap Blend             2,401
   Diversified
   International                         73,142
   International Growth                 266,836
   LargeCap Growth                       61,817
   LargeCap S&P 500 Index                   488
   LargeCap Value                       261,542
   MidCap Blend                          33,900
   MidCap Growth                         54,889
   MidCap S&P 400 Index                     350
   MidCap Value                         135,269
   Partners International                 2,378
   Partners LargeCap Blend               18,305
   Partners LargeCap Blend I                438
   Partners LargeCap Growth I            22,387
   Partners LargeCap Value                  968
   Partners LargeCap Value I                909
   Partners MidCap Growth                18,750
   Partners MidCap Growth I              51,028
   Partners MidCap Value                 13,877
   Partners SmallCap Blend               45,428
   Partners SmallCap Growth I            13,306
   Partners SmallCap Growth II           63,720
   Partners SmallCap Growth III             172
   Partners SmallCap Value               33,847
   Partners SmallCap Value II            32,723
   Real Estate Securities               126,632
   SmallCap Blend                        63,929
   SmallCap Growth                       45,793
   SmallCap S&P 600 Index                   984
   SmallCap Value                        78,520



Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or the Manager, participates. These procedures prohibit a Fund from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.


The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Fund and any other affiliated mutual fund or between the Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or, fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.


Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

The Board has approved procedures whereby a Fund may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a Fund's Manager and/or Sub-Advisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Funds (except the Partners International Fund and the Partners MidCap Growth Fund II) may participate in a program through a relationship with Frank Russell Securities, Inc. The Partners International Fund and the Partners MidCap Growth Fund II participates in the program offered by FMR and Fidelity Management Trust Company. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Funds.

The following table shows the brokerage commissions paid during the periods indicated. In each year, 100% of the commissions paid by each Fund went to broker-dealers that provided research, statistical or other factual information.



                                    TOTAL BROKERAGE COMMISSIONS PAID
                                      FOR PERIODS ENDED OCTOBER 31
                                      ----------------------------
 FUND                           2004            2003               2002
 ----                           ----            ----               ----
 Discplined LargeCap Blend
 f/k/a LargeCap Blend I          39,795         36,276/(1)/
 Diversified International
 f/k/a International I          609,341         260,932           143,102
 International Emerging
 Markets                        293,378         108,790           100,099
 International Growth f/k/a
 International II             2,023,724         565,337           358,239
 LargeCap Growth                194,234          95,171            47,637
 LargeCap S&P 500 Index         144,431         179,124            91,415
 LargeCap Value                 657,455         325,908           127,729
 MidCap Blend                   156,531          68,286            36,261
 MidCap Growth                  209,051          73,557            73,357
 MidCap S&P 400 Index            15,200          16,245            13,599
 MidCap Value                   456,168         223,000           105,268
 Partners International        212,405/(2)/
 Partners LargeCap Blend      1,068,263         438,812           179,222
 Partners LargeCap Blend I       10,140          16,542            27,263
 Partners LargeCap Growth        21,582         16,074/(//1//)/
 Partners LargeCap Growth I   2,452,319       1,908,882         1,226,509
 Partners LargeCap Growth II    241,795          97,078            15,719
 Partners LargeCap Value      1,437,776       1,297,841           907,327
 Partners LargeCap Value I       5,829/(3)/
 Partners MidCap Growth         219,464          97,909            34,979
 Partners MidCap Growth I      137,437/(2)/
 Partners MidCap Value          434,798         190,018            74,069
 Partners MidCap Value I       286,243/(2)/
 Partners SmallCap Blend        449,003         22,823/(//1//)/
 Partners SmallCap Growth I     278,114         772,657           309,887
 Partners SmallCap Growth II    539,355         363,945            30,024
 Partners SmallCap Growth
 III                             6,588/(3)/
 Partners SmallCap Value        307,050         304,946           293,232
 Partners SmallCap Value I      179,389        118,140/(//1//)/
 Partners SmallCap Value II     32,691/(3)/
 Preferred Securities           160,934         123,618           18,937/(//4//)/
 Real Estate Securities         652,573         261,264            72,599
 SmallCap Blend                 321,213         243,059            97,870
 SmallCap Growth                176,941         223,259           166,752
 SmallCap S&P 600 Index          50,929          42,639            16,508
 SmallCap Value                 314,762         218,019            94,301



/ //(//1//)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(2)/ Period from December 29, 2003 (date operations commenced) through
 October 31, 2004.
/ //(3)/ Period from June 1, 2004 (date operations commenced) through October
 31, 2004.
/ //(//4//)/ Period from May 1, 2002 (date operations commenced) through October
 31, 2002.

Certain broker-dealers are considered to be affiliates of the Fund.

.. Archipelago Securities, LLC, Goldman Sachs Asset Management, Goldman Sachs
  JBWere and Spear, Leeds & Kellogg are affiliates of Goldman Sachs & Co. Goldman Sachs Asset Management acts as a sub-advisor for Principal Partners Blue Chip Fund, Inc., the Partners LargeCap Blend Fund I and Partners MidCap Growth Fund I.
.. J.P.Morgan Securities, JP Morgan/Chase, Fleming Martin Ltd. and Jardine
  Fleming Securities Ltd., are affiliates of J.P.Morgan Investment Management Inc. which acts as a sub-advisor for Partners SmallCap Value I, Partners Global Equity and an account of Principal Variable Contracts Fund, Inc.

.. J.P.Morgan Securities is also an affiliate of American Century Investment
  Management, Inc. which acts as Sub-Advisor for the Partners LargeCap Growth Fund II, Partners LargeCap Value Fund II and an Account of the Principal Variable Contracts Fund, Inc.

.. Lehman Brothers, Inc. and Neuberger Berman Management, Inc. affiliates of
  Neuberger Berman LLC. Neuberger Berman Management Inc. acts as a sub-advisor for the Partners MidCap Value Fund and an account of Principal Variable Contracts Fund, Inc.

.. Morgan Stanley DW Inc., is affiliated with Morgan Stanley Asset Management, which acts as sub-advisor to one account of the Principal Variable Contracts Fund, Inc.


.. National Financial Services is affiliated with Fidelity Management & Research
  Company which serves as a sub-advisor for Partners International Fund and Partners MidCap Growth Fund II.
.. Advest, Inc., BNP Paribas Securities Corp and Sanford C. Bernstein & Co., LLC are affiliates of AllianceBerstein Investment Research and Management which sub-advises Partners LargeCap Value Fund, an account of Principal Variable Contracts Fund, Inc. and the Principal Partners LargeCap Value Fund, Inc. Alliance Capital Management L.P. sub-advises Partners SmallCap Growth Fund I.
.. Spectrum Asset Management, Inc. is an affiliate of the Principal Global
  Investors which serves as sub-advisor for several Principal Mutual Funds, accounts of the Principal Variable Contracts Fund, Inc. and portfolios of the Principal Investors Fund. Spectrum Asset Management, Inc. serves as sub-advisor for one portfolio of the Principal Investors Fund.
.. UBS Financial Services Inc. and UBS Securities LLC are affiliates of UBS
  Global AM which acts as sub-advisor to the Partners SmallCap Growth Fund II, Partners LargeCap Value I, Principal Partners SmallCap Growth Fund, Inc. and an account of the Principal Variable Contracts Fund, Inc.



Brokerage commissions paid to affiliates during the periods ending October 31 were as follows:


                                        COMMISSIONS PAID TO ADVEST CO.
                                        ------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Growth I
 2003                       1,100             0.79                     1.20
 Partners MidCap
 Growth
 2004                         419             0.19                     0.13
 2003                         742             0.53                     0.34
 Partners MidCap Value
 2004                          55             0.01                     0.02
 Partners SmallCap
 Growth II
 2004                           5             0.00                     0.00
 Partners SmallCap
 Value
 2004                       2,525             0.82                     0.51
 Partners SmallCap
 Value I
 2004                          81             0.05                     0.07


                               COMMISSIONS PAID TO ARCHIPELAGO SECURITIES, LLC
                               -----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Blend
 2004                         348             0.03                      0.12
 Partners LargeCap
 Blend I
 2004                           6             0.06                      0.08
 2003                          20             0.01                      0.05
 Partners LargeCap
 Growth I
 2004                         298             0.01                      0.11
 Partners LargeCap
 Growth II
 2004                      10,683             4.42                     10.18
 2003                       5,708             4.08                     56.60
 Partners MidCap
 Growth
 2004                           5             0.00                      0.01
 2003                         151             0.11                      0.49
 Partners SmallCap
 Value I
 2004                         164             0.09                      0.15
 2003                          60             0.04                      0.08

                               COMMISSIONS PAID TO BNP PARIBAS SECURITIES CORP
                               -----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Diversified
 International
 2004                       1,470             0.24                     0.17
 International
 Emerging Markets
 2004                       2,518             0.86                     0.52
 International Growth
 2004                      20,754             1.03                     0.81
 MidCap Blend
 2004                          36             0.02                     0.02
 Partners
 International
 2004                          21             0.01                     0.01




                                   COMMISSIONS PAID TO FLEMING MARTIN LTD.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap Value
 2003                         545             0.39                      0.16
 2002                       1,348             1.82                      1.56
 Partners SmallCap
 Growth I
 2003                      10,151             7.25                      8.08
 2002                      46,423            14.98                     11.99




                                   COMMISSIONS PAID TO GOLDMAN SACHS & CO.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2004                          171            0.43                      0.15
 2003                          770            0.55                      0.68
 Diversified
 International
 2004                       16,052            2.63                      2.21
 2003                       18,505           13.22                     17.67
 2002                        6,174            4.31                      4.03
 International
 Emerging Markets
 2004                          554            0.19                      0.28
 2003                        1,002            0.72                      1.27
 2002                        1,363            1.36                      2.03
 International Growth
 2004                       48,231            2.38                      1.90
 2003                       20,347           14.53                     13.40
 2002                       13,407            3.74                      2.98
 LargeCap Growth
 2004                        7,615            3.92                      3.22
 2003                        2,112            1.51                      3.11
 2002                          434            0.91                      0.52
 LargeCap S&P 500
 Index
 2004                           75            0.05                      0.02
 LargeCap Value
 2004                       32,041            4.87                      3.06
 2003                       10,770            7.69                      9.16
 2002                        7,223            5.65                      4.09
 MidCap Blend
 2004                        5,234            3.34                      3.03
 2003                        3,610            2.58                      2.38
 2002                        2,168            5.98                      4.50
 MidCap Growth
 2004                       13,668            6.54                      6.77
 2003                        5,142            3.67                      4.72
 2002                        3,917            5.34                      3.77
 MidCap S&P 400 Index
 2004                          340            2.23                      1.90
 MidCap Value
 2004                       17,492            3.83                      3.75
 2003                       10,875            7.77                     10.58
 2002                        5,813            5.52                      4.55
 Partners
 International
 2004                       17,597            8.28                      9.88
 Partners LargeCap
 Blend
 2004                       21,834            2.04                      1.37
 2003                       11,652            8.32                     10.62
 2002                        9,023            5.03                      1.95
 Partners LargeCap
 Blend I
 2004                          360            3.55                      2.74
 2003                          516            0.37                      1.22
 2002                          624            2.29                      1.76
 Partners LargeCap
 Growth
 2004                        1,498            6.94                      5.24
 2003                          608            0.43                      1.05
 Partners LargeCap
 Growth I
 2004                       85,476            3.49                      3.34
 2003                       98,136           70.10                    123.43
 2002                       82,203            6.70                      5.37
 Partners LargeCap
 Growth II
 2004                       12,690            5.25                      2.71
 2003                        5,824            4.16                     12.93
 2002                        2,263           14.40                     10.81
 Partners LargeCap
 Value
 2004                      197,081           13.71                     14.65
 2003                       28,616           20.44                     22.63
 Partners LargeCap
 Value I
 2004                           40            0.69                      0.89
 Partners MidCap
 Growth
 2004                       22,398           10.21                      9.53
 2003                        7,510            5.36                      6.00
 2002                        1,687            4.82                      2.82
 Partners MidCap
 Growth I
 2004                       20,352           14.81                     10.62
 Partners MidCap Value
 2004                        4,825            1.11                      1.24
 2003                        1,176            0.84                      1.53
 2002                          859            1.16                      1.01
 Partners MidCap Value
 I
 2004                       11,123            3.89                      4.10
 Partners SmallCap
 Blend
 2004                      141,341           31.48                     46.42
 2003                          795            0.57                      1.21
 Partners SmallCap
 Growth I
 2004                       18,611            6.69                      9.13
 2003                       69,208           49.44                     59.34
 2002                       22,835            7.37                      7.05
 Partners SmallCap
 Growth II
 2004                        7,225            1.34                      1.05
 2003                          950            0.68                      0.90
 2002                          267            0.89                      0.41
 Partners SmallCap
 Growth III
 2004                        3,719           56.45                     62.16
 Partners SmallCap
 Value
 2004                        1,220            .040                      0.36
 2003                        5,226            3.73                      3.49
 2002                        2,705            0.92                      0.67
 Partners SmallCap
 Value I
 2004                        4,056            2.26                      1.78
 2003                        4.898            3.50                      5.53
 Real Estate
 Securities
 2004                       31,044            4.76                      2.33
 2003                        6,250            4.46                      5.78
 2002                        1,885            2.60                      1.62
 SmallCap Blend
 2004                        4,875            1.52                      1.34
 2003                        8,737            6.24                      3.56
 2002                        1,368            1.40                      1.01
 SmallCap Growth
 2004                        4,746            2.68                      2.70
 2003                       10,579            7.56                      6.05
 2002                        9,037            5.42                      5.07
 SmallCap S&P 600
 Index
 2004                        1,607            3.16                      3.67
 SmallCap Value
 2004                       14,955            4.75                      3.26
 2003                       20,677           14.77                     10.58
 2002                        5,433            5.76                      4.62

                                   COMMISSIONS PAID TO GOLDMAN SACHS JBWERE
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Diversified
 International
 2004                        171              0.03                     0.02
 International Growth
 2004                        738              0.04                     0.02
 Partners
 International
 2004                         29              0.01                     0.01






                                     COMMISSIONS PAID TO JP MORGAN/CHASE
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Diversified
 International
 2004                         754             0.12                     0.12
 Partners
 International
 2004                         263             0.12                     0.10
 Partners LargeCap
 Blend
 2002                         485             0.27                     0.14
 Partners LargeCap
 Blend I
 2004                          81             0.80                     0.51
 Partners LargeCap
 Growth I
 2004                         279             0.01                     0.01
 Partners LargeCap
 Growth II
 2004                       2,273             0.94                     0.55
 Partners MidCap
 Growth
 2002                          65             0.18                     0.08
 Partners MidCap Value
 2004                       3,455             0.79                     0.74
 Partners SmallCap
 Growth I
 2004                      16,485             5.93                     5.29
 Partners SmallCap
 Growth II
 2004                       5,330             0.99                     0.30
 SmallCap Blend
 2004                          83             0.03                     0.05

                                  COMMISSIONS PAID TO J.P. MORGAN SECURITIES
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2004                            7            0.02                      0.01
 2003                          279            0.20                      0.12
 Diversified
 International
 2004                       33,645            5.52                      5.12
 2003                        8,562            6.12                      5.11
 2002                       10,642            7.44                      6.53
 International
 Emerging Markets
 2004                       21,088            7.19                      5.25
 2003                        9,527            6.81                      3.79
 2002                       11,684           11.67                      8.44
 International Growth
 2004                      127,778            6.31                      7.39
 2003                        7,019            5.01                      2.22
 2002                       27,387            7.65                      5.57
 LargeCap Growth
 2004                        1,788            0.92                      0.92
 2003                        1,202            0.86                      0.96
 2002                          313            0.66                      0.49
 LargeCap Value
 2004                        9,656            1.47                      1.55
 2003                        6,322            4.52                      4.01
 2002                        4,856            3.80                      3.02
 MidCap Blend
 2004                        2,946            1.88                      1.61
 2003                        1,621            1.16                      1.23
 2002                        1,068            2.94                      2.56
 MidCap Growth
 2004                        2,584            1.24                      1.49
 2003                          813            0.58                      0.84
 2002                        2,290            3.12                      2.60
 MidCap Value
 2004                        6,036            1.32                      1.46
 2003                        3,900            2.79                      3.28
 2002                        3,886            3.69                      2.69
 Partners
 International
 2004                       11,259            5.30                      4.10
 Partners LargeCap
 Blend
 2004                       16,265            1.52                      0.78
 2003                          620            0.44                      1.25
 2002                        4,546            2.54                      1.34
 Partners LargeCap
 Blend I
 2004                           35            0.34                      0.39
 2002                          163            0.60                      0.28
 Partners LargeCap
 Growth
 2004                           14            0.06                      0.04
 2003                          122            0.09                      0.10
 Partners LargeCap
 Growth I
 2004                       53,955            2.20                      2.15
 2003                       55,482           39.63                     68.64
 2002                       33,079            2.70                      2.17
 Partners LargeCap
 Growth II
 2004                        1,103            0.46                      0.35
 2003                           44            0.03                      0.10
 2002                           36            0.23                      0.14
 Partners LargeCap
 Value
 2004                        1,888            0.13                      0.03
 Partners LargeCap
 Value I
 2004                          212            3.64                      2.32
 Partners MidCap
 Growth
 2004                        3,576            1.63                      1.36
 2003                        1,207            0.86                      0.83
 2002                        1,474            4.21                      2.30
 Partners MidCap
 Growth I
 2004                        8,032            5.84                      3.29
 Partners MidCap Value
 2004                        7,211            1.66                      1.55
 2003                        1,357            0.97                      1.36
 2002                        1,006            1.36                      1.33
 Partners MidCap Value
 I
 2004                       10,363            3.62                      2.60
 Partners SmallCap
 Blend
 2004                        2,715            0.60                      0.68
 2003                           99            0.07                      0.05
 Partners SmallCap
 Growth I
 2004                        5,301            1.91                      3.71
 2003                       37,045           26.46                     29.34
 2002                       12,502            4.03                      4.33
 Partners SmallCap
 Growth II
 2004                        4,120            0.76                      0.48
 2003                          315            0.23                      0.17
 2002                          240            0.80                      0.40
 Partners SmallCap
 Growth III
 2004                        1,461           22.18                     14.72
 Partners SmallCap
 Value
 2002                        1,805            0.62                      0.42
 Real Estate
 Securities
 2004                        5,365            0.82                      0.70
 2003                        5,775            4.13                      4.65
 2002                        2,925            4.03                      1.82
 SmallCap Blend
 2004                        1,006            0.31                      0.26
 2003                          447            0.32                      0.19
 2002                          118            0.12                      0.11
 SmallCap Growth
 2004                        2,423            1.37                      0.82
 2003                        2,947            2.10                      1.64
 2002                        5,445            3.27                      2.69
 SmallCap S&P 600
 Index
 2004                          152            0.30                      0.10
 SmallCap Value
 2004                        3,732            1.19                      1.41
 2003                        3,343            2.39                      1.78
 2002                        3,421            3.63                      2.60

                             COMMISSIONS PAID TO JARDINE FLEMING SECURITIES LTD.
                             ---------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International Growth
 2002                       3,551             0.99                     0.66




                                     COMMISSIONS PAID TO LEHMAN BROTHERS
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2004                        1,394             3.50                     2.92
 2003                          358             0.26                     0.58
 Diversified
 International
 2004                       44,076             7.23                     6.35
 2003                        6,892             4.92                     5.41
 International
 Emerging Markets
 2004                        4,313             1.47                     1.60
 2003                          394             0.28                     0.23
 International Growth
 2004                      200,059             9.89                     8.50
 2003                        7,585             5.42                     7.60
 LargeCap Growth
 2004                        7,636             3.93                     3.94
 2003                        7,387             5.28                     9.64
 LargeCap S&P 500
 Index
 2004                       61,951            42.89                    30.09
 2003                      159,691           114.07                   301.60
 LargeCap Value
 2004                       50,432             7.67                     7.15
 2003                       17,876            12.77                    22.90
 MidCap Blend
 2004                        9,947             6.35                     5.61
 2003                        4,018             2.87                     3.25
 MidCap Growth
 2004                       15,283             7.31                     6.55
 2003                        2,462             1.76                     2.52
 MidCap S&P 400 Index
 2004                        4,786            31.49                    32.04
 2003                       14,737            10.53                    43.29
 MidCap Value
 2004                       22,858             5.01                     4.99
 2003                       13,967             9.98                    14.51
 Partners
 International
 2004                       14,506             6.83                     5.90
 Partners LargeCap
 Blend
 2004                      100,040             9.36                    18.30
 2003                       41,793            29.85                    85.74
 Partners LargeCap
 Blend I
 2004                          351             3.47                     2.19
 2003                           68             0.05                     0.18
 Partners LargeCap
 Growth
 2004                          346             1.60                     1.56
 2003                          328             0.23                     0.40
 Partners LargeCap
 Growth I
 2004                      153,167             6.25                     5.49
 2003                      120,318            85.95                   164.45
 Partners LargeCap
 Growth II
 2004                          575             0.24                     0.11
 2003                        1,863             1.33                     2.73
 Partners LargeCap
 Value
 2004                          401             0.03                     0.05
 2003                        5,355             3.83                     1.38
 Partners LargeCap
 Value I
 2004                           55             0.94                     0.54
 Partners MidCap
 Growth
 2004                       16,530             7.53                     7.03
 2003                        5,420             3.87                     4.48
 Partners MidCap
 Growth I
 2004                        2,813             2.05                     1.49
 Partners MidCap Value
 2004                       90,905            20.91                    21.33
 2003                          582             0.42                     0.61
 Partners MidCap Value
 I
 2004                       14,344             5.01                     5.37
 Partners SmallCap
 Blend
 2004                       22,992             5.12                     2.91
 2003                          764             0.55                     0.46
 Partners SmallCap
 Growth I
 2004                       20,750             7.46                     7.29
 2003                       46,296            33.07                    36.78
 Partners SmallCap
 Growth II
 2004                       11,440             2.12                     1.29
 2003                        3,055             2.18                     3.03
 Partners SmallCap
 Growth III
 2004                           25             0.38                     0.61
 Partners SmallCap
 Value
 2004                        6,080             1.98                     1.65
 2003                        9,600             6.86                     7.48
 Partners SmallCap
 Value I
 2004                        2,323             1.29                     1.05
 2003                        1,308             0.93                     1.07
 Real Estate
 Securities
 2004                       73,885            11.32                    19.74
 2003                       40,304            28.79                    41.48
 SmallCap Blend
 2004                        8,785             2.73                     2.43
 2003                        6,745             4.82                     4.03
 SmallCap Growth
 2004                       12,649             7.15                     8.31
 2003                       13,585             9.70                     7.00
 SmallCap S&P 600
 Index
 2004                       25,705            50.47                    44.08
 2003                       37,293            26.64                    71.42
 SmallCap Value
 2004                       18,235             5.79                     6.46
 2003                       10,107             7.22                     6.30

                                 COMMISSIONS PAID TO MORGAN STANLEY DW, INC.
                                 -------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2004                          715            1.80                      0.69
 2003                          193            0.14                      0.45
 Diversified
 International
 2004                       49,229            8.08                      7.09
 2003                       20,845           14.89                     21.72
 2002                       16,162           11.29                     10.90
 International
 Emerging Markets
 2004                       40,269           13.73                     14.03
 2003                       14,816           10.58                      9.57
 2002                       14,587           14.57                     16.32
 International Growth
 2004                      102,879            5.08                      3.91
 2003                       24,420           17.44                     87.78
 2002                       17,409            4.86                      3.13
 LargeCap Growth
 2004                        2,628            1.35                      1.82
 2003                        2,056            1.47                      3.48
 2002                        8,179           17.17                     22.05
 LargeCap S&P 500
 Index
 2004                        1,144            0.79                      0.79
 2003                           64            0.05                      0.39
 LargeCap Value
 2004                       34,117            5.19                      8.50
 2003                       27,057           19.33                     40.81
 2002                       17,625           13.80                     18.30
 MidCap Blend
 2004                       12,839            8.20                     13.48
 2003                        1,703            1.22                      4.25
 2002                        2,785            7.68                     12.09
 MidCap Growth
 2004                        4,991            2.39                      2.49
 2003                        3,882            2.77                      7.66
 2002                        6,972            9.50                     12.99
 MidCap S&P 400 Index
 2004                           96            0.63                      0.62
 MidCap Value
 2004                       19,405            4.25                      6.66
 2003                       18,517           13.23                     23.21
 2002                        8,005            7.60                      8.73
 Partners
 International
 2004                       15,982            7.52                      6.08
 Partners LargeCap
 Blend
 2004                       51,587            4.83                      2.67
 2003                       19,501           13.93                     26.82
 2002                        8,251            4.60                      3.75
 Partners LargeCap
 Blend I
 2004                        1,714           16.91                     28.38
 2003                          922            0.66                      3.68
 2002                        4,900           17.97                     18.21
 Partners LargeCap
 Growth
 2004                          795            3.68                      2.66
 2003                        5,768            4.12                     10.21
 Partners LargeCap
 Growth I
 2004                        9,275            0.38                      0.43
 2003                        3,467            2.48                      4.14
 2002                      123,127           10.04                     13.81
 Partners LargeCap
 Growth II
 2004                        3,096            1.28                      1.28
 2003                        5,281            3.77                     17.76
 2002                          713            4.53                      3.94
 Partners LargeCap
 Value
 2003                       12,582            8.99                      5.70
 Partners LargeCap
 Value I
 2004                          207            3.55                      1.58
 Partners MidCap
 Growth
 2004                        4,920            2.24                      2.06
 2003                        3,538            2.53                      2.89
 2002                          901            2.58                      2.02
 Partners MidCap
 Growth I
 2004                        6,297            4.58                      5.81
 Partners MidCap Value
 2004                        4,725            1.09                      1.15
 2003                        1,234            0.88                      0.84
 Partners MidCap Value
 I
 2004                       20,186            7.05                      6.83
 Partners SmallCap
 Blend
 2004                       19,996            4.45                      3.09
 Partners SmallCap
 Growth I
 2004                       16,074            5.78                      5.38
 2003                       38,013           27.15                     26.41
 2002                          892            0.29                      0.27
 Partners SmallCap
 Growth II
 2004                       15,281            2.83                      2.64
 2003                       34,670           24.77                     43.36
 2002                          705            2.35                      1.96
 Partners SmallCap
 Growth III
 2004                           40            0.61                      0.40
 Partners SmallCap
 Value
 2004                        7,845            2.55                      2.44
 2003                        3,175            2.27                      3.36
 2002                        3,465            1.18                      0.80
 Partners SmallCap
 Value I
 2004                       15,622            8.71                      9.04
 2003                        7,011            5.01                      6.66
 Real Estate
 Securities
 2004                       14,994            2.30                      4.41
 2003                        6,740            4.81                     19.14
 2002                        5,230            7.20                      4.34
 SmallCap Blend
 2004                        9,516            2.96                      2.04
 2003                        6,522            4.66                      4.08
 2002                       23,214           23.72                     30.46
 SmallCap Growth
 2004                       10,379            5.87                      7.46
 2003                       30,874           22.05                     21.72
 2002                       11,041            6.62                      6.97
 SmallCap S&P 600
 Index
 2004                          596            1.17                      2.08
 2003                           69            0.05                      0.48
 SmallCap Value
 2004                       14,495            4.60                      4.76
 2003                       14,620           10.44                     10.38
 2002                        9,305            9.87                     15.70

                               COMMISSIONS PAID TO NATIONAL FINANCIAL SERVICES
                               -----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Blend
 2004                       1,365             0.13                     0.05
 Partners MidCap Value
 I
 2004                       1,547             0.54                     2.31
 Partners SmallCap
 Value I
 2004                       3,680             2.05                     1.29

                                  COMMISSIONS PAID TO NEUBERGER BERMAN, LLC
                                  -----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Growth I
 2003                        2,915            2.08                      3.53
 2002                        6,594            0.54                      0.75
 Partners MidCap Value
 2004                        7,790            1.79                      2.04
 2003                      125,416           89.59                    126.46
 2002                       50,061           67.59                     66.58
 Partners SmallCap
 Growth I
 2003                       37,405           26.72                     29.47
 2002                       56,539           18.25                     22.09
 Partners SmallCap
 Value I
 2003                          195            0.14                      0.08






                             COMMISSIONS PAID TO SANFORD C. BERNSTEIN & CO., LLC
                             ---------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2004                        4,965            12.48                     7.51
 2003                        7,122             5.09                     6.04
 Diversified
 International
 2004                          867             0.14                     0.14
 2002                        2,087             1.46                     1.66
 International Growth
 2004                        1,277             0.06                     0.04
 2002                        3,029             0.85                     0.12
 LargeCap Growth
 2004                       16,900             8.70                    10.84
 2003                        8,178             5.84                    16.79
 2002                        1,012             2.12                     2.40
 LargeCap Value
 2004                        3,983             0.61                     0.50
 2003                       15,434            11.03                    17.49
 2002                        4,050             3.17                     1.89
 MidCap Blend
 2004                        7,220             4.61                     5.21
 2003                        5,091             3.64                     5.68
 2002                        5,237            14.44                    15.16
 MidCap Growth
 2004                        8,455             4.04                     4.47
 2003                        8,295             5.93                    12.02
 2002                        8,045            10.97                    12.60
 MidCap S&P 400 Index
 2004                           79             0.52                     0.44
 MidCap Value
 2004                        5,605             1.23                     1.24
 2003                        6,339             4.53                     8.48
 2002                        1,636             1.55                     1.44
 Partners
 International
 2004                          330             0.16                     0.12
 Partners LargeCap
 Blend
 2004                       11,745             1.10                     0.82
 2002                          100             0.06                     0.03
 Partners
 LargeCap Blend I
 2004                          185             1.83                     0.66
 2003                           60             0.04                     0.06
 2002                           96             0.35                     0.24
 Partners LargeCap
 Growth
 2003                           43             0.03                     0.07
 Partners LargeCap
 Growth I
 2004                       52,359             2.14                     1.62
 2003                       31,723            22.66                    38.95
 2002                       23,080             1.88                     1.71
 Partners LargeCap
 Growth II
 2004                       10,027             4.15                     2.54
 2003                        1,488             1.06                     2.39
 2002                          360             2.29                     0.92
 Partners LargeCap
 Value
 2004                      992,248            69.01                    68.44
 2003                      821,584           586.89                   727.40
 2002                      865,585            95.40                    96.23
 Partners MidCap
 Growth
 2003                          362             0.26                     0.32
 2002                          470             1.34                     1.16
 Partners MidCap Value
 2004                       16,204             3.73                     3.30
 2003                        2,560             1.83                     1.59
 2002                        2,360             3.19                     3.19
 Partners MidCap Value
 I
 2004                       10,118             3.53                     3.28
 Partners SmallCap
 Blend
 2004                           25             0.01                     0.00
 Partners SmallCap
 Growth I
 2003                          515             0.37                     0.45
 2002                        1,945             0.63                     0.75
 Partners SmallCap
 Growth II
 2004                           85             0.02                     0.01
 2003                        2,980             2.13                     4.15
 2002                           60             0.20                     0.20
 Partners SmallCap
 Value
 2004                        1,318             0.43                     0.74
 Partners SmallCap
 Value I
 2004                        1,431             0.80                     0.60
 2003                        4,977             3.55                     4.97
 Real Estate
 Securities
 2003                        2,010             1.44                     1.99
 2002                          695             0.96                     1.31
 SmallCap Blend
 2004                       36,320            11.31                    14.24
 2002                        1,052             1.08                     0.96
 SmallCap Growth
 2004                        1,556             0.88                     1.30
 2003                        4,779             3.41                     3.58
 2002                        3,467             2.08                     2.35
 SmallCap S&P 600
 Index
 2004                           40             0.08                     0.13
 SmallCap Value
 2004                        1,538             0.49                     0.71
 2003                        2,209             1.58                     2.59
 2002                        1,031             1.09                     1.03

                                  COMMISSIONS PAID TO SPEAR, LEEDS & KELLOGG
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Blend
 2004                       1,044             0.10                      0.16
 Partners LargeCap
 Blend I
 2004                         252             2.49                      5.97
 2003                         162             0.12                      0.97
 Partners LargeCap
 Growth I
 2004                          63             0.00                      0.03
 2002                       9,190             0.75                      0.78
 2001                           9             0.08                      0.01
 Partners LargeCap
 Growth II
 2004                      13,370             5.53                      8.65
 2003                       1,418             1.01                     11.72
 Partners MidCap
 Growth
 2004                       5,523             2.52                      5.07
 2002                         796             2.28                      1.57
 2001                         121             0.37                      0.41
 Partners MidCap Value
 2004                         310             0.07                      0.05
 Partners SmallCap
 Blend
 2004                         124             0.03                      0.04
 Partners SmallCap
 Growth I
 2002                         716             0.23                      0.20
 Partners SmallCap
 Growth II
 2004                       1,520             0.28                      0.11
 Partners SmallCap
 Value
 2002                       4,210             1.44                      0.79

                                COMMISSIONS PAID TO SPECTRUM ASSET MANAGEMENT
                                ---------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Preferred Securities
 2004                      160,934           100.00                   100.00
 2003                      123,618           100.00                   100.00
 2002                       18,937           100.00                   100.00





                                  COMMISSIONS PAID TO UBS FINANCIAL SERVICES
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Growth
 2003                           4             0.00                     0.00
 Partners LargeCap
 Growth I
 2002                       6,714             0.55                     0.74
 Partners MidCap
 Growth
 2004                         314             0.14                     0.09
 2003                         106             0.08                     0.07
 Partners SmallCap
 Growth II
 2004                         115             0.02                     0.01
 Partners SmallCap
 Value I
 2004                          54             0.03                     0.08
 2003                         290             0.21                     0.20






                                    COMMISSIONS PAID TO UBS SECURITIES LLC
                                    --------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2004                        2,022             5.08                     5.73
 2003                          884             0.63                     3.67
 Diversified
 International
 2004                       94,095            15.44                    18.62
 2003                       30,896            22.07                    24.63
 2002                       12,392             8.66                     8.43
 International
 Emerging Markets
 2004                       34,207            11.66                    14.42
 2003                       14,651            10.47                     8.54
 2002                       10,532            10.52                    11.46
 International Growth
 2004                      247,510            12.23                    17.36
 2003                       45,946            32.82                    59.15
 2002                       42,997            12.00                     7.82
 LargeCap Growth
 2004                        4,136             2.13                     2.13
 2003                        4,697             3.36                     8.55
 2002                          313             0.66                     0.52
 LargeCap S&P 500
 Index
 2004                        1,867             1.29                     1.27
 LargeCap Value
 2004                       66,694            10.14                    14.20
 2003                       37,193            26.57                    56.61
 2002                        6,586             5.16                     5.81
 MidCap Blend
 2004                       21,565            13.78                    19.01
 2003                        4,574             3.27                     5.83
 2002                          622             1.72                     1.58
 MidCap Growth
 2004                       14,723             7.04                     9.72
 2003                        5,852             4.18                     7.01
 2002                        1,670             2.28                     3.68
 MidCap S&P 400 Index
 2004                          586             3.86                     3.58
 MidCap Value
 2004                       52,745            11.56                    14.44
 2003                       22,722            16.23                    22.13
 2002                        4,829             4.59                     4.03
 Partners
 International
 2004                       21,542            10.14                    10.54
 Partners LargeCap
 Blend
 2004                       75,820             7.10                     5.00
 2003                       11,193             8.00                     7.67
 2002                          130             0.07                     0.08
 Partners
 LargeCap Blend I
 2004                          160             1.58                     1.16
 2003                          165             0.12                     0.12
 2002                          318             1.16                     0.76
 Partners LargeCap
 Growth
 2004                          426             1.98                     1.69
 2003                          169             0.12                     0.45
 Partners LargeCap
 Growth I
 2004                      105,387             4.30                     4.49
 2003                      160,860           114.91                   198.58
 2002                       62,482             5.09                     4.04
 Partners LargeCap
 Growth II
 2004                        2,318             0.96                     0.49
 2003                        1,615             1.15                     2.90
 2002                          399             2.54                     1.26
 Partners LargeCap
 Value
 2004                       46,454             3.23                     3.94
 Partners LargeCap
 Value I
 2004                           70             1.20                     0.97
 Partners MidCap
 Growth
 2004                          967             0.44                     0.35
 2003                        1,220             0.87                     0.68
 2002                        1,118             3.20                     1.77
 Partners MidCap Value
 2004                        9,142             2.10                     1.96
 2003                        1,904             1.36                     2.36
 2002                        1,208             1.63                     2.26
 Partners MidCap Value
 I
 2004                       18,818             6.57                     4.78
 Partners SmallCap
 Blend
 2004                        3,960             0.88                     0.81
 Partners SmallCap
 Growth I
 2004                       19,319             6.95                     7.34
 2003                       12,827             9.16                    10.47
 2002                       19,873             6.41                     5.11
 Partners SmallCap
 Growth II
 2003                        9,093             6.50                    11.75
 2002                           70             0.23                     0.11
 Partners SmallCap
 Growth III
 2004                          321             4.87                     5.06
 Partners SmallCap
 Value
 2004                        2,550             0.83                     0.28
 2003                        8,060             5.76                     5.40
 2002                       10,514             3.59                     3.16
 Partners SmallCap
 Value I
 2004                        8,374             4.67                     2.48
 2003                        4,008             2.86                     3.01
 Real Estate
 Securities
 2004                       41,888             6.42                     5.61
 2003                        6,920             4.94                     7.69
 2002                        1,508             2.08                     1.57
 SmallCap Blend
 2004                       20,016             6.23                     8.45
 2003                        5,855             4.18                     8.12
 2002                          443             0.45                     0.25
 SmallCap Growth
 2004                       12,301             6.95                    16.23
 2003                       12,270             8.77                    10.96
 2002                        3,652             2.19                     2.10
 SmallCap S&P 600
 Index
 2004                          732             1.44                     2.37
 2003                           25             0.02                     0.18
 SmallCap Value
 2004                       18,328             5.82                     7.85
 2003                       21,423            15.30                    17.95
 2002                        4,075             4.32                     3.34

ORDER ALLOCATION

The Manager acts as investment advisor for each of the funds sponsored by Principal Life. The Sub-Advisor places orders to trade portfolio securities for each of the Funds. The following describes the process used by the Sub-Advisor in allocating securities among its clients and/or accounts it manages.



Disciplined LargeCap Blend, Diversified International, International Growth,
----------------------------------------------------------------------------
International Emerging Markets, LargeCap Growth, LargeCap S&P 500, LargeCap
---------------------------------------------------------------------------
Value, MidCap Blend, MidCap Growth, MidCap S&P 400, MidCap Value, Principal
---------------------------------------------------------------------------
LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal
--------------------------------------------------------------------------
LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income,
----------------------------------------------------------------------------
SmallCap Blend, SmallCap Growth, SmallCap S&P 600 and SmallCap Value Funds
--------------------------------------------------------------------------


If, in carrying out the investment objectives of the Funds, occasions arise when purchases or sales of the same equity securities are to be made for two or more of the Funds at the same time (or, in the case of accounts managed by a Sub-Advisor, for two or more Funds and any other accounts managed by the Sub-Advisor), the Manager or Sub--

Advisor may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which Registrant, its affiliates and/or its personnel have beneficial interests). The Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the various Funds (or, in the case of a Sub-Advisor, the various Funds and other client accounts) whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling each Fund's (or, in the case of a Sub-Advisor, each Fund's or other client account's) order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro-rata based on the Allocation Statement. Securities purchased for funds (or, in the case of a Sub-Advisor, Funds and other client accounts) participating in an aggregate or "bunched" order will be placed into those Funds and, where applicable, other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

If purchases or sales of the same debt securities are to be made for two or more of the Funds at the same time, the securities will be purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Fund.


The Sub-Advisor expects aggregation or "bunching" of orders, on average, to reduce slightly the cost of execution. The Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.


The Sub-Advisor may enter aggregated orders for shares issued in an initial public offering (IPO). In determining whether to enter an order for an IPO for any client account, the Sub-Advisor considers the account's investment style, investment restrictions, risk profile, asset composition and cash level. Accordingly, it is unlikely that every client account will participate in every available IPO order. Partially filled orders for IPOs will be allocated to participating accounts in accordance with the procedures set out above. Often, however, the amount of shares designated by an underwriter for clients of the Sub-Advisor are insufficient to provide a meaningful allocation to each participating account. In such cases, the Sub-Advisor will employ an allocation system it feels treats all participating accounts fairly and equitably over time.


Partners International and Partners MidCap Growth II
----------------------------------------------------
All orders for the purchase or sale of portfolio securities are placed on behalf of each Fund by FMR pursuant to authority contained in the sub-advisory. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any compensation paid; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.


For futures transactions, the selection of a futures commission merchant (FCM) is generally based on the overall quality of execution and other services provided by the FCM.


Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both over-the-counter (OTC) securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system.


Securities may be purchased from underwriters at prices that include underwriting fees.

Generally, compensation relating to investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.


Futures transactions are executed and cleared through FCMs who receive compensation for their services.


Each Fund may execute portfolio transactions with brokers or dealers (who are not affiliates of FMR) that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced FMR's normal research activities in providing investment advice to the Funds. FMR's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.


Certain of the products and services FMR receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, FMR may request a broker or dealer to provide a specific proprietary or third-party product or service. While FMR takes into account the products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMR nor a Fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of compensation or otherwise.


Brokers or dealers that execute transactions for a Fund may receive compensation that is in excess of the amount of compensation that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing a Fund to pay such higher compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the Fund or FMR's overall responsibilities to the Fund or other investment companies and investment accounts. Typically, these products and services assist FMR or its affiliates in terms of its overall investment responsibilities to the Fund and other investment companies and investment accounts; however, each product or service received may not benefit the Fund.



FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS), provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR does not allocate trades to NFS in exchange for brokerage and research products and services of the type sometimes known as "soft dollars." FMR trades with its affiliated brokers on an execution-only basis.


FMR may allocate brokerage transactions to brokers or dealers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the compensation paid by a fund toward the reduction of that fund's expenses.


The Board of Directors has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the Funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR or Principal Management Corporation affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.


When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each Fund or investment account. In some cases this system could have a detrimental effect on the price or value of the security as far as each Fund is concerned. In other cases, however, the ability of the

Funds to participate in volume transactions will produce better executions and prices for the Funds. It is the current opinion of the Board of Directors that the desirability of retaining FMR as investment adviser to each Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.


Partners LargeCap Blend Fund I

----------------------------------
Wellington Management has developed an allocation policy to assure fair treatment of all clients in situations where two or more clients' accounts participate simultaneously in a buy or sell program involving the same security. Essentially, this policy is structured on the basis of pro rata allocation per client account based upon order size as determined by the portfolio manager at the time of order entry: the belief being that in most instances a pro rata allocation will assure fairness. However, the policy recognizes that no rigid formula will always lead to a fair and reasonable result, and that a degree of flexibility to adjust to specific circumstances is necessary. Therefore, under certain circumstances, allocation on a basis other than strictly pro rata or based on order size is permitted if it is believed that such allocation is fair and reasonable. The overriding principle to be followed is to be fair and reasonable to all clients based upon client investment objectives and policies and to avoid the appearance of favoritism or discrimination among clients.

Portfolio managers must specify a specific amount of shares or number of bonds for each identified account at the time the order is placed. Except as noted, the executed portion of a transaction through a specific broker or dealer on the same trading day, combining two or more accounts regardless of the portfolio manager involved, will be allocated on a pro rata basis (to the nearest round trading lot). Each account involved would receive a percentage of the executed portion of the order based upon each account's percentage of the entire order. This procedure will apply to all accounts which are participating in the execution under the same trading circumstances (price limits, approximate time of entry, etc.). The allocations will be made at the average execution price calculated to three decimal places, or at prices mathematically closest to the average price. Wellington Management will make every effort to use a single average price in such allocations, and has the responsibility for all necessary documentation. Exceptions to these general policies include changes in the price limits on the part of the portfolio manager and situations where the size of a combined order appears to be unobtainable in relation to current trading activity.


Allocation of private placement securities begins with a determination of which accounts are permitted to participate based upon regulatory constraints and account guidelines and restrictions, including liquidity considerations. Thereafter, the principles of the general allocation policy applies to all eligible accounts for which portfolio managers express an interest.


When there are news events or a sense of urgency to trade, in the interest of fairness and to provide an opportunity for best execution of the entire order, Wellington Management's Trading Desk will make every effort to contact all appropriate managers. Incoming orders are placed on an equal time basis in calculating the pro rata allocations and the average price, provided that the time lapses between contact and order receipt appear reasonable in relation to the decision-making process on the part of the portfolio managers involved.


Direct trading between accounts is carried out under the provisions of S.E.C. Rule 17(a)-7, which stipulates that the price be equal to the last independent trade on a registered stock exchange or recognized market, and also that the transaction is consistent with the policy of each account involved. Also, no brokerage commission or other remuneration is to be paid in connection with the transaction, except the customary transfer fees.


If the security is traded over-the-counter, the same procedures will apply except that the price will be determined by the mean between the highest recorded bid and the lowest recorded offering.


Partners MidCap Growth
--------------------------
Turner has developed an allocation system for limited opportunities: block orders that cannot be filled in one day and IPOs. Allocation of all partially filled trades will be done pro-rata, unless the small size would cause excessive ticket charges. In that case, allocation will begin with the next account on the rotational account listing. Any directed brokerage arrangement will result in the inability of Turner to, in all cases, include trades for that particular client in block orders if the block transaction is executed through a broker other than the one that has been directed. The benefits of that kind of transaction, a sharing of reduced cost and possible more attractive prices, will not extend to the directed client. Allocations exceptions may be made if documented and approved timely by the firm's compliance officer. Turner's proprietary accounts may trade in the same block with client accounts, if it is determined to be advantageous to the client to do so.

Partners LargeCap Blend and Partners LargeCap Growth I
----------------------------------------------------------
T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering (such as IPOs) or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative size of the participating client portfolios or the relative size of the participating client's order depending upon the market involved. In allocating trades made on a combined basis, the trading desk seeks to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro rata basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimis positions; (iii) to give priority to accounts with specialized investment policies and objectives; and
(iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure).


Partners LargeCap Growth II and Partners LargeCap Value Fund II
----------------------------------------------------------------
American Century Investments has a written policy for the aggregation of portfolio transactions in order to minimize the risk that any portfolio could be systematically advantaged or disadvantaged in connection with such aggregation and to ensure that all clients are treated fairly in the aggregation and allocation of portfolio transactions. IPO allocations are calculated on a pro rata basis by client order size, set by the indication of the largest portfolio by asset size. The policy contemplates that IPO allocations may be subject to adjustment for round lot size, minimum order size, suitability or fundamental restrictions. In any case, American Century's trading desk seeks to achieve the same net price and an equitable allocation for all participating portfolios.


Partners LargeCap Value
-----------------------
In carrying out the investment objectives of the Fund, occasions arise when purchases or sales of the same equity securities are to be made for the Fund and any other account managed by Bernstein. Bernstein's allocation and executions policies are designed to assist it in providing clients with money management on an individual basis. In circumstances where other units of Alliance are placing orders for the same securities as Bernstein, order executions are not coordinated. Prior to determining which accounts should participate in a potential purchase or sale of blocks of securities during a trading day, in addition to prevailing market conditions, Bernstein considers: 1) for purchases:
a) whether the security is appropriate for all accounts or a certain category of accounts; b) whether the security is appropriate for all accounts, though in varying percentages for each account; or c) whether the security is appropriate for a certain category of accounts, and 2) for sales: a) whether the security should not be owned by any of its client accounts; b) whether the security should be owned in lesser percentages for each account or a certain category of accounts; or c) whether Bernstein intends to liquidate a position for tax purposes for those clients requiring a gain or loss. Where Bernstein determines to sell a security regardless of tax considerations, both taxable and tax-exempt accounts are eligible for sale contemporaneously. In those situations where tax gains influence the sale, securities in the tax-exempt accounts will usually be placed for sale first, as additional time is needed to consider the tax implications for each taxable account. Conversely, when tax losses influence the sale, Bernstein may prioritize taxable clients first as the loss has a specific impact in a given year. When orders are generated, the decision as to which accounts should participate, and in what amount, is based on the type of security, the present or desired structure of the portfolio, the nature of the account's goals and tolerance for risk, the tax status, and the permitted investment techniques. As a result, Bernstein may have different price limits at which it would desire to purchase or sell a security for different accounts. Bernstein's portfolio-information system, portfolio reports and quality control reports permit it to consider and weigh these factors as appropriate.


Upon execution of an order, the appropriate amounts and prices are recorded for each account. Bernstein's Trading and Technical Group records the specific accounts that may participate in a proposed execution of U.S. equity orders. The pending orders on these accounts are then used as a basis for the allocations of executed orders. U.S. equity orders for accounts for which Bernstein's affiliated broker-dealer, Sanford C. Bernstein & Co., LLC ("SCB LLC") executes transactions and accounts that utilize other brokers are executed on a proportional basis. Among the accounts that direct brokerage to firms other than SCB LLC, the priority of the orders is generally determined on a random basis. This procedure may vary depending on factors such as purchase or sale opportunities among brokers selected by the clients, the size of the order and timing considerations.


Where SCB LLC executes transactions, at any particular time, all outstanding equity orders for investment management accounts for the same security at the same limit are treated equally. When such executions occur at different prices during the day, participating clients get the average price of all eligible executions in that security during the day. If all the orders for the same security have the same limit, or if all the executions satisfy the most restrictive limit, then all the executions are price-averaged for allocation to the orders. Otherwise, the orders are grouped according to limit. For each group, portions of each execution are chosen such that the average price of executions chosen for each group meets its limit, does not exceed the quantity ordered and comes closer to proportional allocation than any other distribution. If the amount that SCB LLC has been able to execute in the desired price range is not sufficient to fill all the orders, the total amount executed is allocated to the accounts on a mechanical basis as described below.


Accounts are generally divided into two categories: 1) those with equity equal to or greater than $5 million (including relationships with combined equity equal or greater than $5 million), and 2) those with equity less than $5 million. Accounts or account relationships falling into the first category will receive the appropriate partial allocation rounded to the nearest 100 shares if the result of the partial allocation is 1,000 shares or more. In any account or account relationship in this category where, as a result of the partial allocation, the account or account relationship would receive less than1,000 shares, those accounts or account relationships are then chosen on a random basis to receive, if selected, the lesser of 1,000 shares or the number of shares remaining to be filled. Transactions for accounts or account relationships with equity of less than $5 million will be allocated on an all-or-nothing basis by random selection. This category of accounts and account relationships will receive roughly the percentage of the execution to which it is entitled as a whole (e.g. if this group represents 30% of the entire order, then approximately 30% of the shares executed will be allocated to the group). However, if there are shares remaining that would result in a partial allocation to an account with equity of less than $5 million, these shares will be allocated, if possible, to accounts with equity greater than $5 million if there are partials that have not been completed. To the extent that there are none, these shares will be allocated to one account with equity of less than $5 million, resulting in a partial allocation. While a defined relationship of accounts will generally be treated as a single trading entity from the standpoint of allocation, account-specific factors, such as differences in risk tolerance, tax considerations or permitted investment techniques, may make treatment of the relationship as an entity inappropriate.


For equity accounts, allocation may also be based on the following additional factors: 1) whether or not a client has an existing partial position in that particular security; 2) the tax status of the account, e.g. time constraints involved in reviewing tax consequences or effecting tax strategies; 3) the account's risk/reward goals; and 4) time constraints involved in reviewing guidelines which may prohibit certain allocations.


IPOs generally do not fall within the investment objectives of Bernstein's clients in its value services.


Partners LargeCap Growth

----------------------------


ALLOCATION - IPOS AND OTHER LIMITED OPPORTUNITY SECURITIES . Two important characteristics:
.. Because of the particularly limited nature of such offerings, each investment area / trading desk must be particularly diligent to ensure that these opportunities are allocated equitably among accounts eligible to participate. While account-specific trading is permitted for normal securities, it is generally expected that a trading desk will give consideration to all of its eligible accounts when it allocates an IPO or other limited opportunity.
.. If more than one GMO trading desk will participate in the opportunity, the trade must be allocated and executed on a coordinated basis.


PRINCIPLES OF LIMITED OPPORTUNITY ALLOCATIONS . GMO recognizes that each of the trading desks maintains its own relationships with brokers, dealers and other market participants, and that firms that have contacts with more than one of GMO's trading desks may view the groups as one or independently. GMO requires that trading desks deal honestly with their trading partners, making clear when statements or policies are specific to the desk or are meant to apply to GMO generally.

GMO recognizes that its trading desks sometimes participate in IPOs and other limited opportunities with different holding period strategies. GMO believes that both short and long holding period strategies can be legitimately pursued. GMO must promote a responsible and credible reputation in the investment community by providing only accurate and non-misleading information. In particular, if a trading desk provides information as to holding intention to the underwriter of a stock, the desk should be careful to speak only for itself if other areas of GMO may participate on a different basis.



ALLOCATION STANDARDS .


 1) Each Investment Area is responsible for determining which of its accounts are appropriate for participation in IPOs and other limited opportunities.


 2) Trading Desks are responsible for discovery and process management of their own IPOs and other limited opportunities. Only trading desks that have independently identified and selected an IPO or other opportunity may participate. Trading desks generally shall not participate in such opportunities because of the research or recommendation of another investment area of the firm.

 3) Participation in the IPO or other opportunity must be consistent with the guidelines and other compliance limitations applicable to the account, and the strategy must otherwise be consistent with the account's investment objective and strategy.

 4) Each trading desk must determine an intended allocation among its own eligible accounts.

 5) Before submitting a subscription, a trading desk must determine if other trading desks are independently interested in participating. A reasonable time (considering the circumstances) should be allowed for other trading desks to determine target subscription amounts for each of that desk's accounts that will participate.

 6) All accounts identified for participation shall be included in a consolidated subscription across trading desks. The intended allocation shall be pro-rata to each account's target.

 7) Deviations from the consolidated subscription approach will be permitted only after consultation with Compliance.

Preferred Securities

------------------------
If, in carrying out the investment objectives of the Fund, occasions arise when purchases or sales of the same equity securities are to be made for the Fund and any other accounts managed by the Sub-Advisor at the same time, Spectrum may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which the Registrant, its affiliates and/or its personnel have beneficial interests). The Sub-Advisor may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Sub-Advisor shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the Fund and other client accounts whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling the Fund's or other client account's order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro rata based on the Allocation Statement. Securities purchased for the Fund and other client accounts participating in an aggregate or "bunched" order will be placed into the Fund and other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

If purchases and sales of the same securities are to be made for two or more Funds or other accounts managed by the Sub-Advisor, the Sub-Advisor will frequently allocate the purchases and sales on a pro-rata basis, or may allocate the trades to individual accounts to address diversification issues raised by individual account guidelines and/or cashflows. The Sub-Advisor's allocation policies are designed such that no account will be favored over another account, Fund, or portfolio.

The Sub-Advisor expects aggregation or "bunching" of orders, on average, to slightly reduce the cost of execution. The Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.


The Sub-Advisor does not purchase IPO's as part of its Preferred Stock strategy, and therefore will not purchase IPO's for the Fund or for any other account for which the Sub-Advisor manages a Preferred Stock strategy.


Partners LargeCap Value I and Partners SmallCap Growth II
---------------------------------------------------------
UBS Global AM will attempt to equitably allocate portfolio transactions among the Fund and others whenever concurrent decisions are made to purchase or sell securities by the Fund and another. Allocations between the Fund and others are pro rated based on account size, relative to the outstanding order book for a given stock as of 3:00 pm Central time each day. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of the Sub-Advisor, however, the results of such procedures will, on the whole, be in the interest of each of its clients.

Partners SmallCap Value

---------------------------
Frequently, Ark Asset enters into "block" trades on behalf of its client accounts. Ark Asset's client accounts include separately managed accounts, pooled investment vehicles including Limited Liability Companies and Investment Companies for which Ark Asset acts as investment manager, and accounts of pension plans covering employees of Ark Asset. Ark Asset enters into such trades as part of its general trading policy designed to ensure that none of the its client accounts are favored over any other client account and to facilitate best execution.

Specifically, each client account (including the Fund) that participates in a block trade will participate at the average share price for all of Ark Asset's transactions in that security on that business day, entered into on behalf of the same group of client accounts. Securities purchased or sold in such a block trade are allocated to the relevant client accounts pro-rata, based on each client account's market value, subject to any specific restrictions imposed by Ark Asset's clients. However, Ark Asset normally excludes the accounts of pension plans covering employees of Ark Asset from block trades and trades on behalf of such pension plans subsequent to the completion of such block trades.

Ark Asset does not purchase IPOs as part of its SmallCap Value Strategy and therefore will not purchase IPOs on behalf of the Partners SmallCap Value Fund or any other of its client accounts which are invested in its SmallCap Value Strategy.

Ark Asset does not trade on behalf of any client accounts with broker-dealer affiliates.

If the purchase or sale of securities consistent with the investment objectives of the Funds or one or more of the other clients for which American Century, Dreyfus, J.P. Morgan Investment or Neuberger Berman acts as investment sub-advisor or advisor is to be made at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Fund or client.


PURCHASE, REDEMPTION AND PRICING OF SHARES



PURCHASE OF SHARES
The Institutional Class shares offered by the Funds can be purchased only by:
.. the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts;
.. any Fund distributed by Princor, if the Fund seeks to achieve its investment objective by investing primarily in shares of Funds distributed by Princor (a "fund-of-funds");
.. the State of Iowa Section 529 College Savings Plan Trust; and
.. clients of Principal Global Investors, LLC;and
.. wrap programs sponsored by Princor;
.. certain pension plans; and
.. certain institutional clients that have been approved by Principal Life
  Insurance Company for purposes of providing plan record keeping.

Shares of the Advisors Select, Advisors Signature, Advisors Preferred, Select, and Preferred classes of the currently offered Funds can be purchased only by certain employer sponsored retirement plans.

Class J shares are offered only to individuals (and his/her spouse) who:
.. receive lump sum distributions from terminating retirement or employee welfare benefit plans or contracts sponsored by Principal Life;
.. are customers of Principal Connection or the small business direct sales team; .. are purchasing shares through the Principal Income IRA;
.. are purchasing shares in conjunction with payroll deduction plans.

Class J shares of the MidCap Value, Preferred Securities and SmallCap Value Funds are available through Principal Passage, a fee-based brokerage account.


The Advisors Select, Advisors Signature, Advisors Preferred, Select and Preferred classes are currently available through registered representatives of Princor, registered representatives of certain broker/dealers selected by Princor or financial planners.


Class A Shares - An investor who purchases less than $1 million of Class A shares (except Class A shares of the Money Market Fund) pays a sales charge at the time of purchase. As a result, such shares are not subject to any charges when they are redeemed. An investor who purchases $1 million or more of Class A shares does not pay a sales charge at the time of purchase. However, a redemption of such shares occurring within 18 months from the date of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rate of 0.75% (0.25% for the LargeCap S&P 500 Index and High Quality Short-Term Bond Funds) the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC that are exchanged into another Fund will continue to be subject to the CDSC until the original 18-month period expires. However no CDSC is payable with respect to redemption of Class A shares used to fund a Princor 401(a) or Princor 401(k) retirement plan, except redemptions resulting from the termination of the plan or transfer of plan assets. In addition, the CDSC will be waived in connection with 1) redemption of shares from retirement plans to satisfy minimum distribution rules under the Code or 2) shares redeemed through a systematic withdrawal plan that permits up to 10% of the value of a shareholder's Class A shares of a particular Fund on the last business day of December of each year to be withdrawn automatically in equal monthly installments throughout the year. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares currently bear a 12b-1 fee at the annual rate of up to 0.25% (0.15% for the LargeCap S&P 500 Index and High Quality Short-Term Bond Funds) of the Fund's average net assets attributable to Class A shares. See "Distribution Plan."


Class B Shares - Class B shares are purchased without an initial sales charge, but are subject to a declining CDSC of up to 4% if redeemed within six years. Class B shares purchased under certain sponsored plans established after February 1, 1998, are subject to a CDSC of up to 3% if redeemed within five years of purchase. (See "Plans Other than Administered Employee Benefit Plans" ("AEBP") for discussion of sponsored plans.) See "Offering Price of Funds' Shares." Class B shares bear a higher 12b-1 fee than Class A shares, currently at the annual rate of up to 1.00% of the Fund's average net assets attributable to Class B shares. See "Distribution Plan." Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion to Class A shares) have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fee. Class B shares convert automatically into Class A shares, based on relative net asset value (without a sales charge), seven years after the purchase date. Class B shares acquired by exchange from Class B shares of another Fund convert into Class A shares based on the time of the initial purchase. At the same time, a pro-rata portion of all shares purchased through reinvestment of dividends and distributions convert into Class A shares, with that portion determined by the ratio that the shareholder's Class B shares converting into Class A shares bears to the shareholder's total Class B shares that were not acquired through dividends and distributions. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

Which arrangement between Class A and Class B shares is better for an investor?
-------------------------------------------------------------------------------
The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than seven years might consider Class B shares. Orders from individuals for Class B shares for $100,000 or more will be treated as orders for Class A shares unless the shareholder provides written acknowledgment that the order should be treated as an order for Class B shares. Sales personnel may receive different compensation depending on which class of shares are purchased.

Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Funds are purchased at the net asset value ("NAV") per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by an authorized agent of a Fund. In order to receive a day's price, an order must be received by the close of the regular trading session of the NYSE as described below in "Offering Price."


Princor may, from time-to-time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds' shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor or its affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers support of, and participation in, Princor's marketing programs and the extent of a dealer's marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor's resources, from its retention of underwriting concessions and, in the case of share classes that have 12b-1 fees, from payments to Princor under such plans.


SALES OF SHARES

Payment for shares tendered for redemption is ordinarily made in cash. The Board may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in "Offering Price."

The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.



Certain designated organizations are authorized to receive sell orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

OFFERING PRICE


For all Funds except the Capital Preservation Fund and Money Market Fund
------------------------------------------------------------------------
As stated in the Prospectuses, the NAV of each Class of the Funds (except the Capital Preservation Fund and Money
Market Fund) is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). As stated in the Prospectus, the NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas).


The share price for each class of shares for each Fund is determined by dividing the value of securities in the Fund's investment portfolio plus all other assets attributable to that class, less all liabilities attributable to that class, by the number of Fund shares of that Class outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11 a.m. Eastern Time). Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Directors.


Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading may take place in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per Class per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.


Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board as may from time to time be necessary.



PRICING OF FUND SHARES

The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the Exchange (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors.

.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Capital Preservation Fund and Money Market Fund
-----------------------------------------------
The share price of each Class of shares of the Capital Preservation Fund and Money Market Fund is determined at the same time and on the same days as the Funds as described above. The share price is computed by dividing the total value of each Fund's securities and other assets, less liabilities, by the number each Fund's shares outstanding.

All securities held by the Capital Preservation Fund and Money Market Fund are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, each Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.


Use of the amortized cost valuation method by the Capital Preservation Fund and Money Market Fund requires each Fund to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, each Fund invests only in obligations determined by the Directors to be of high quality with minimal credit risks.


The Directors have established procedures for the Capital Preservation Fund and Money Market Fund designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Sub-Advisor to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Directors promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to shareholders, they take such corrective action as they regard as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.



TAXATION OF THE FUNDS


It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains) of the Fund in the manner they were received by the Fund.

All income dividends and capital gains distributions, if any, on a Fund's Advisors Select, Advisors Preferred, Advisors Signature, Select, Preferred and Institutional class shares are reinvested automatically in additional shares of the same class of the same Fund. Dividends and capital gains distributions, if any, on a Fund's Class A, Class B and Class J shares are reinvested automatically in additional shares of the same Class of shares of the same Fund unless the shareholder elects Dividend Relay to uses the distributions to purchase shares of the same Class of another Fund's shares. The reinvestment and/or Dividend Relay purchase will be made at the NAV determined on the first business day following the record date.


Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.


Some foreign securities purchased by the Funds may be subject to foreign taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income.


CALCULATION OF PERFORMANCE DATA


FOR ALL FUNDS EXCEPT THE CAPITAL PRESERVATION FUND AND MONEY MARKET FUND
A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in advertising the Funds, including appropriate market indices including the benchmarks shown in the prospectus for the Fund or data from Lipper, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.


From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: 1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); 2) discussions of general economic trends; 3) presentations of statistical data to supplement such discussions; 4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; 5) descriptions of investment strategies for one or more of the Funds; 6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; 7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; 8) discussions of fund rankings or ratings by recognized rating organizations; and 9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.



Capital Preservation and Money Market Fund Yields
-------------------------------------------------

Each of the Money Market Fund and the Capital Preservation Fund may advertise its yield and effective yield. Yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. Because realized capital gains or losses in a Fund's portfolio are not included in the calculation, a Fund's net investment income per share for yield purposes may be different from the net investment income per share for dividend purposes, that includes net short-term realized gains or losses on the Fund's portfolio. As of October 31, 2004, the Capital Preservation Fund and Money Market

Fund's yield was as follows:


                                         YIELD AS OF OCTOBER 31, 2004
                        --------------------------------------------------------------
                        ADVISORS  ADVISORS
                         SELECT   PREFERRED  PREFERRED  SELECT  INSTITUTIONAL
 FUND                    CLASS      CLASS      CLASS    CLASS       CLASS      CLASS J
 ----                    -----      -----      -----    -----       -----      -------
 Capital Preservation    0.66%      0.84%      1.15%    1.03%       1.41%       0.84%
 Money Market            0.69%      0.87%      1.18%    1.06%       1.44%       0.49%




Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The resulting effective yield figure is carried to at least the nearest hundredth of one percent. As of October 31, 2004, the Capital Preservation

Fund and Money Market Fund's effective yield was:


                                    EFFECTIVE YIELD AS OF OCTOBER 31, 2004
                        --------------------------------------------------------------
                        ADVISORS  ADVISORS
                         SELECT   PREFERRED  PREFERRED  SELECT  INSTITUTIONAL
 FUND                    CLASS      CLASS      CLASS    CLASS       CLASS      CLASS J
 ----                    -----      -----      -----    -----       -----      -------
 Capital Preservation    0.66%      0.84%      1.16%    1.04%       1.42%       0.85%
 Money Market            0.70%      0.88%      1.19%    1.07%       1.45%       0.50%




The yield quoted at any time for the Capital Preservation Fund or the Money Market Fund represents the amount that was earned during a specific, recent seven-day period and is a function of the quality, types and length of maturity of instruments in the Fund's portfolio and the Fund's operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of each investment.


The yield for each of the Capital Preservation Fund and the Money Market Fund fluctuates daily as the income earned on the investments of the Fund fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. There is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Fund is not insured. Investors comparing results of the Capital Preservation Fund or the Money Market Fund with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by each Fund.


Total Return for all other Funds
--------------------------------
When advertising total return figures, each of the other Funds will include its average annual total return for each of the one, five and ten year periods that end on the last day of the most recent calendar quarter. Average annual total return is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. In its advertising, a Fund may also include average annual total return for some other period or cumulative total return for a specified period. Cumulative total return is computed by dividing the ending redeemable value (assuming the reinvestment of all dividends and capital gains distributions at net asset value) by the initial investment.



NOTE: As Advisors Signature, Class A and Class B shares had not started operations prior to the end of the fiscal period (October 31, 2004), these Classes are not included in the tables below.

The average annual total return for the periods ending October 31, 2004 for the Advisors Select Class shares are as follows:


                                                    EFFECTIVE                         SINCE
 FUND                                                 DATE         1-YEAR  5-YEAR   INCEPTION
 ----                                               ---------      ------  ------   ---------
 Bond & Mortgage Securities                     December 6, 2000    5.09%              5.95%
 Capital Preservation                           June 15, 2001       1.90               2.78
 Disciplined LargeCap Blend                     December 30, 2002   9.37              16.23
 Diversified International                      December 6, 2000   16.23              -2.23
 Government Securities                          December 6, 2000    3.71               4.80
 High Quality Intermediate-Term Bond            December 6, 2000    4.50               5.98
 High Quality Long-Term Bond                    December 6, 2000    5.44               6.44
 High Quality Short-Term Bond                   December 6, 2000    1.20               4.38
 International Emerging Markets                 December 6, 2000   16.65              10.41
 International Growth                           December 6, 2000   20.61              -0.47
 LargeCap Growth                                December 6, 2000    3.40             -11.54
 LargeCap S&P 500 Index                         December 6, 2000    8.26              -3.89
 LargeCap Value                                 December 6, 2000    9.26               1.55
 MidCap Blend                                   December 6, 2000   14.39               6.57
 MidCap Growth                                  December 6, 2000    2.43             -13.88
 MidCap S&P 400 Index                           December 6, 2000    9.82               4.82
 MidCap Value                                   December 6, 2000   10.20               7.49
 Money Market                                   December 6, 2000    0.13               1.17
 Partners International                         June 1, 2004                           5.03
 Partners LargeCap Blend                        December 6, 2000    7.99              -0.54
 Partners LargeCap Blend I                      December 6, 2000    8.58              -6.06
 Partners LargeCap Growth                       December 30, 2002  -2.18               8.88
 Partners LargeCap Growth I                     December 6, 2000    3.50              -8.61
 Partners LargeCap Growth II                    December 6, 2000    5.60              -8.15
 Partners LargeCap Value                        December 6, 2000   11.73               5.88
 Partners LargeCap Value I                      June 1, 2004                           5.00
 Partners MidCap Growth                         December 6, 2000    2.60              -9.23
 Partners MidCap Growth I                       June 1, 2004                          -0.88
 Partners MidCap Value                          December 6, 2000   16.31               8.33
 Partners MidCap Value I                        June 1, 2004                           7.93
 Partners SmallCap Blend                        December 30, 2002  15.59              27.64
 Partners SmallCap Growth I                     December 6, 2000    8.76              -5.88
 Partners SmallCap Growth II                    December 6, 2000    2.41              -7.47
 Partners SmallCap Growth III                   June 1, 2004                          -4.10
 Partners SmallCap Value                        March 1, 2001      12.99              11.60
 Partners SmallCap Value I                      December 30, 2002  18.52              31.20
 Partners SmallCap Value II                     June 1, 2004                           3.20
 Preferred Securities                           June 1, 2004                           4.63
 Principal LifeTime 2010                        March 1, 2001      10.10               4.75
 Principal LifeTime 2020                        March 1, 2001      10.06               4.40
 Principal LifeTime 2030                        March 1, 2001      10.16               3.51
 Principal LifeTime 2040                        March 1, 2001      10.05               3.43
 Principal LifeTime 2050                        March 1, 2001       9.99               1.99
 Principal Lifetime Strategic Income            March 1, 2001      10.23               5.15
 Real Estate Securities                         December 6, 2000   30.21              18.91
 SmallCap Blend                                 December 6, 2000    8.24               8.38
 SmallCap Growth                                December 6, 2000    3.29              -3.37
 SmallCap S&P 600 Index                         December 6, 2000   15.48               9.77
 SmallCap Value                                 December 6, 2000   12.96              14.86



The average annual total return for the periods ending October 31, 2004 for the Advisors Preferred Class shares are as follows:


                                                       EFECTIVE                          SINCE
 FUND                                                    DATE         1-YEAR  5-YEAR   INCEPTION
 ----                                                  --------       ------  ------   ---------
 Bond & Mortgage Securities                        December 6, 2000    5.17%              6.18%
 Capital Preservation                              June 15, 2001       2.08               2.96
 Disciplined LargeCap Blend                        December 30, 2002   9.55              16.44
 Diversified International                         December 6, 2000   16.59              -1.99
 Government Securities                             December 6, 2000    3.89               4.98
 High Quality Intermediate-Term Bond               December 6, 2000    4.68               6.18
 High Quality Long-Term Bond                       December 6, 2000    5.53               6.60
 High Quality Short-Term Bond                      December 6, 2000    1.87               4.76
 International Emerging Markets                    December 6, 2000   16.80              10.58
 International Growth                              December 6, 2000   20.81               0.62
 LargeCap Growth                                   December 6, 2000    3.59             -10.62
 LargeCap S&P 500 Index                            December 6, 2000    8.58              -3.73
 LargeCap Value                                    December 6, 2000    9.71               1.64
 MidCap Blend                                      December 6, 2000   14.83               6.82
 MidCap Growth                                     December 6, 2000    2.60             -13.70
 MidCap S&P 400 Index                              December 6, 2000   10.09               5.01
 MidCap Value                                      December 6, 2000   10.35               7.56
 Money Market                                      December 6, 2000    0.28               1.34
 Partners International                            June 1, 2004                           5.13
 Partners LargeCap Blend                           December 6, 2000    8.27              -0.38
 Partners LargeCap Blend I                         December 6, 2000    8.89              -5.88
 Partners LargeCap Growth                          December 30, 2002  -2.09               9.03
 Partners LargeCap Growth I                        December 6, 2000    3.72              -8.09
 Partners LargeCap Growth II                       December 6, 2000    5.57              -8.02
 Partners LargeCap Value                           December 6, 2000   11.95               6.66
 Partners LargeCap Value I                         June 1, 2004                           5.10
 Partners MidCap Growth                            December 6, 2000    2.82              -8.73
 Partners MidCap Growth I                          June 1, 2004                          -0.78
 Partners MidCap Value                             December 6, 2000   16.53               8.87
 Partners MidCap Value I                           June 1, 2004                           7.93
 Partners SmallCap Blend                           December 30, 2002  15.88              27.91
 Partners SmallCap Growth I                        December 6, 2000    8.86              -5.72
 Partners SmallCap Growth II                       December 6, 2000    2.50              -7.11
 Partners SmallCap Growth III                      June 1, 2004                          -4.10
 Partners SmallCap Value                           March 1, 2001      13.22              11.84
 Partners SmallCap Value I                         Decemer 30, 2002   18.63              31.42
 Partners SmallCap Value II                        June 1, 2004                           3.30
 Preferred Securities                              June 1, 2004                           4.72
 Principal LifeTime 2010                           March 1, 2001      10.29               4.93
 Principal LifeTime 2020                           March 1, 2001      10.24               4.61
 Principal LifeTime 2030                           March 1, 2001      10.33               3.74
 Principal LifeTime 2040                           March 1, 2001      10.25               3.58
 Principal LifeTime 2050                           March 1, 2001      10.17               2.16
 Principal Lifetime Strategic Income               March 1, 2001      10.24               5.28
 Real Estate Securities                            December 6, 2000   30.40              19.31
 SmallCap Blend                                    December 6, 2000    8.53               8.56
 SmallCap Growth                                   December 6, 2000    3.54              -3.22
 SmallCap S&P 600 Index                            December 6, 2000   15.75               9.92
 SmallCap Value                                    December 6, 2000   13.20              15.06

The average annual total return for the periods ending October 31, 2004 for the Select Class shares are as follows:


                                           EFFECTIVE                         SINCE
 FUND                                        DATE         1-YEAR  5-YEAR   INCEPTION
 ----                                      ---------      ------  ------   ---------
 Bond & Mortgage Securities            December 6, 2000    5.39%              6.68%
 Capital Preservation                  June 15, 2001       2.27               3.14
 Disciplined LargeCap Blend            December 30, 2002   9.83              16.65
 Diversified International             December 6, 2000   17.14              -1.48
 Government Securities                 December 6, 2000    4.08               5.22
 High Quality Intermediate-Term Bond   December 6, 2000    4.88               6.38
 High Quality Long-Term Bond           December 6, 2000    5.73               6.82
 High Quality Short-Term Bond          December 6, 2000    1.69               4.61
 International Emerging Markets        December 6, 2000   17.11              10.82
 International Growth                  December 6, 2000   21.26              -0.05
 LargeCap Growth                       December 6, 2000    3.64             -10.87
 LargeCap S&P 500 Index                December 6, 2000    8.77              -3.54
 LargeCap Value                        December 6, 2000    9.58               1.76
 MidCap Blend                          December 6, 2000   16.07               7.26
 MidCap Growth                         December 6, 2000    2.77             -13.56
 MidCap S&P 400 Index                  December 6, 2000   10.29               5.18
 MidCap Value                          December 6, 2000   10.54               7.52
 Money Market                          December 6, 2000    0.46               1.53
 Partners International                June 1, 2004                           5.22
 Partners LargeCap Blend               December 6, 2000    8.43              -0.14
 Partners LargeCap Blend I             December 6, 2000    8.94              -5.74
 Partners LargeCap Growth              December 30, 2002  -1.83               9.28
 Partners LargeCap Growth I            December 6, 2000    3.90              -8.28
 Partners LargeCap Growth II           December 6, 2000    5.82              -7.84
 Partners LargeCap Value               December 6, 2000   12.17               6.23
 Partners LargeCap Value I             June 1, 2004                           5.20
 Partners MidCap Growth                December 6, 2000    3.12              -8.88
 Partners MidCap Growth I              June 1, 2004                          -0.68
 Partners MidCap Value                 December 6, 2000   16.72               8.73
 Partners MidCap Value I               June 1, 2004                           8.03
 Partners SmallCap Blend               December 30, 2002  16.09              28.14
 Partners SmallCap Growth I            December 6, 2000    9.09              -5.53
 Partners SmallCap Growth II           December 6, 2000    2.89              -7.02
 Partners SmallCap Growth III          June 1, 2004                          -4.00
 Partners SmallCap Value               March 1, 2001      13.39              12.03
 Partners SmallCap Value I             December 30, 2002  19.02              31.76
 Partners SmallCap Value II            June 1, 2004                           3.40
 Preferred Securities                  June 1, 2004                           4.81
 Principal LifeTime 2010               March 1, 2001      10.49               5.11
 Principal LifeTime 2020               March 1, 2001      10.35               4.77
 Principal LifeTime 2030               March 1, 2001      10.55               4.40
 Principal LifeTime 2040               March 1, 2001      10.35               3.74
 Principal LifeTime 2050               March 1, 2001      10.37               2.35
 Principal LifeTime Strategic Income   March 1, 2001      10.44               5.46
 Real Estate Securities                December 6, 2000   30.75              19.34
 SmallCap Blend                        December 6, 2000    8.66               8.66
 SmallCap Growth                       December 6, 2000    4.04              -3.00
 SmallCap S&P 600 Index                December 6, 2000   15.94              10.10
 SmallCap Value                        December 6, 2000   13.39              15.26

The average annual total return for the periods ending October 31, 2004 for the Preferred Class shares are as follows:


                                              EFFECTIVE                         SINCE
 FUND                                           DATE         1-YEAR  5-YEAR   INCEPTION
 ----                                         ---------      ------  ------   ---------
 Bond & Mortgage Securities               December 6, 2000    5.48%              6.52%
 Capital Preservation                     June 15, 2001       2.40               3.28
 Disciplined LargeCap Blend               December 30, 2002   9.94              16.82
 Diversified International                December 6, 2000   16.93              -1.65
 Government Securities                    December 6, 2000    4.11               5.34
 High Quality Intermediate-Term Bond      December 6, 2000    4.99               6.54
 High Quality Long-Term Bond              December 6, 2000    5.96               6.90
 High Quality Short-Term Bond             December 6, 2000    1.80               4.92
 International Emerging Markets           December 6, 2000   17.14              10.88
 International Growth                     December 6, 2000   21.21               0.06
 LargeCap Growth                          December 6, 2000    3.87             -11.20
 LargeCap S&P 500 Index                   December 6, 2000    8.72              -3.37
 LargeCap Value                           December 6, 2000    9.78               1.98
 MidCap Blend                             December 6, 2000   14.95               7.11
 MidCap Growth                            December 6, 2000    2.95             -13.44
 MidCap S&P 400 Index                     December 6, 2000   10.39               5.31
 MidCap Value                             December 6, 2000   10.72               7.74
 Money Market                             December 6, 2000    0.59               1.66
 Partners International                   June 1, 2004                           5.22
 Partners LargeCap Blend                  December 6, 2000    8.47              -0.12
 Partners LargeCap Blend I                December 6, 2000    9.21              -5.59
 Partners LargeCap Growth                 December 30, 2002  -1.75               9.39
 Partners LargeCap Growth I               December 6, 2000    4.18              -8.11
 Partners LargeCap Growth II              December 6, 2000    5.79              -7.75
 Partners LargeCap Value                  December 6, 2000   12.26               6.38
 Partners LargeCap Value I                June 1, 2004                           5.20
 Partners MidCap Growth                   December 6, 2000    3.23              -8.70
 Partners MidCap Growth I                 June 1, 2004                          -0.68
 Partners MidCap Value                    December 6, 2000   16.93               8.86
 Partners MidCap Value I                  June 1, 2004                           8.12
 Partners SmallCap Blend                  December 30, 2002  16.23              28.28
 Partners SmallCap Growth I               December 6, 2000    9.31              -5.31
 Partners SmallCap Growth II              December 6, 2000    2.87              -6.87
 Partners SmallCap Growth III             June 1, 2004                          -3.90
 Partners SmallCap Value                  March 1, 2001      13.56              12.21
 Partners SmallCap Value I                December 30, 2002  19.14              31.89
 Partners SmallCap Value II               June 1, 2004                           3.40
 Preferred Securities                     June 1, 2004                           4.81
 Principal LifeTime 2010                  March 1, 2001      10.61               5.24
 Principal LifeTime 2020                  March 1, 2001      10.58               4.90
 Principal LifeTime 2030                  March 1, 2001      10.78               4.02
 Principal LifeTime 2040                  March 1, 2001      10.46               3.90
 Principal LifeTime 2050                  March 1, 2001      10.49               2.48
 Principal Lifetime Strategic Income      March 1, 2001      10.64               5.64
 Real Estate Securities                   December 6, 2000   30.82              19.45
 SmallCap Blend                           December 6, 2000    8.84               8.90
 SmallCap Growth                          December 6, 2000    3.90              -2.97
 SmallCap S&P 600 Index                   December 6, 2000   16.03              10.22
 SmallCap Value                           December 6, 2000   13.51              15.40

The average annual total return for the periods ending October 31, 2004 for the Institutional Class shares are as follows:


                                                  EFFECTIVE                         SINCE
 FUND                                               DATE         1-YEAR  5-YEAR   INCEPTION
 ----                                               ----         ------  ------   ---------
 Bond & Mortgage Securities                   March 1, 2001       5.74%             6.02%
 Capital Preservation                         June 15, 2001       2.66              3.54
 Disciplined LargeCap Blend                   December 30, 2002  10.22             17.09
 Diversified International                    March 1, 2001      17.24              0.15
 Government Securities                        March 1, 2001       4.47              5.10
 High Quality Intermediate-Term Bond          March 1, 2001       5.23              6.21
 High Quality Long-Term Bond                  March 1, 2001       6.19              6.82
 High Quality Short-Term Bond                 March 1, 2001       2.06              4.53
 International Emerging Markets               March 1, 2001      17.46             11.93
 International Growth                         December 6, 2000   21.54              0.32
 LargeCap Growth                              March 1, 2001       4.05             -6.08
 LargeCap S&P 500 Index                       March 1, 2001       9.10             -1.23
 LargeCap Value                               March 1, 2001       9.97              2.37
 MidCap Blend                                 March 1, 2001      15.89              8.19
 MidCap Growth                                March 1, 2001       3.07             -9.83
 MidCap S&P 400 Index                         March 1, 2001      10.74              6.25
 MidCap Value                                 March 1, 2001      10.98              7.62
 Money Market                                 March 1, 2001       0.85              1.66
 Partners International                       December 29, 2003                     8.90
 Partners LargeCap Blend                      December 6, 2000    8.84              0.15
 Partners LargeCap Blend I                    March 1, 2001       9.42             -2.94
 Partners LargeCap Growth                     December 30, 2002  -1.50              9.69
 Partners LargeCap Growth I                   December 6, 2000    4.28             -7.91
 Partners LargeCap Growth II                  December 6, 2000    6.30             -7.47
 Partners LargeCap Value                      December 6, 2000   12.56              6.57
 Partners LargeCap Value I                    June 1, 2004                          5.30
 Partners MidCap Growth                       March 1, 2001       3.47             -2.93
 Partners MidCap Growth I                     December 29, 2003                     1.80
 Partners MidCap Value                        December 6, 2000   17.15              9.12
 Partners MidCap Value I                      December 29, 2003                    14.60
 Partners SmallCap Blend                      December 30, 2002  16.50             28.60
 Partners SmallCap Growth I                   December 6, 2000    9.58             -5.22
 Partners SmallCap Growth II                  December 6, 2000    3.11             -6.67
 Partners SmallCap Growth III                 June 1, 2004                         -3.80
 Partners SmallCap Value                      March 1, 2001      13.79             12.43
 Partners SmallCap Value I                    December 30, 2002  19.39             32.24
 Partners SmallCap Value II                   June 1, 2004                          3.50
 Preferred Securities                         May 1, 2002         5.32              7.26
 Principal LifeTime 2010                      March 1, 2001      10.97              5.54
 Principal LifeTime 2020                      March 1, 2001      10.85              5.17
 Principal LifeTime 2030                      March 1, 2001      10.98              4.29
 Principal LifeTime 2040                      March 1, 2001      10.84              4.17
 Principal LifeTime 2050                      March 1, 2001      10.77              2.69
 Principal Lifetime Strategic Income          March 1, 2001      10.92              5.89
 Real Estate Securities                       March 1, 2001      31.21             21.23
 SmallCap Blend                               March 1, 2001       9.09              9.38
 SmallCap Growth                              March 1, 2001       4.14             -2.63
 SmallCap S&P 600 Index                       March 1, 2001      16.41              9.77
 SmallCap Value                               March 1, 2001      13.86             15.01

The average annual total return (net of CDSC) for the periods ending October 31, 2004 for the Class J Shares are as follows:


                                                   EFFECTIVE                         SINCE
 FUND                                                DATE         1-YEAR  5-YEAR   INCEPTION
 ----                                              ---------      ------  ------   ---------
 Bond & Mortgage Securities                    March 1, 2001       3.94%              5.16%
 Capital Preservation                          June 15, 2001       0.90               2.61
 Diversified International                     March 1, 2001      15.17              -0.77
 Government Securities                         March 1, 2001       2.59               4.20
 High Quality Intermediate-Term Bond           March 1, 2001       3.42               5.14
 High Quality Long-Term Bond                   March 1, 2001       4.31               5.63
 High Quality Short-Term Bond                  March 1, 2001       0.28               3.60
 International Emerging Markets                March 1, 2001      15.26              10.77
 International Growth                          March 1, 2001      19.30               1.89
 LargeCap Growth                               March 1, 2001       1.97              -6.98
 LargeCap S&P 500 Index                        March 1, 2001       7.19              -2.13
 LargeCap Value                                March 1, 2001       8.07               1.42
 MidCap Blend                                  March 1, 2001      13.32               7.07
 MidCap Growth                                 March 1, 2001       1.17             -10.76
 MidCap S&P 400 Index                          March 1, 2001       8.72               5.18
 MidCap Value                                  March 1, 2001       9.15               6.63
 Money Market                                  March 1, 2001      -0.92               0.80
 Partners LargeCap Blend                       March 1, 2001       6.95              -0.48
 Partners LargeCap Blend I                     March 1, 2001       7.45              -3.85
 Partners LargeCap Growth                      December 30, 2002  -3.32               8.68
 Partners LargeCap Growth I                    March 1, 2001       2.13              -5.79
 Partners LargeCap Growth II                   March 1, 2001       4.43              -3.56
 Partners LargeCap Value                       March 1, 2001      10.56               4.56
 Partners MidCap Growth                        March 1, 2001       1.42              -3.83
 Partners MidCap Value                         March 1, 2001      15.06               8.30
 Partners SmallCap Growth I                    March 1, 2001       7.59              -3.17
 Partners SmallCap Growth II                   March 1, 2001       0.94              -0.76
 Partners SmallCap Value                       March 1, 2001      11.73              11.41
 Principal LifeTime 2010                       June 15, 2001       9.21               4.97
 Principal LifeTime 2020                       June 15, 2001       9.10               4.69
 Principal LifeTime 2030                       June 15, 2001       9.18               3.73
 Principal LifeTime 2040                       June 15, 2001       8.86               3.50
 Principal LifeTime 2050                       June 15, 2001       8.10               1.84
 Principal Lifetime Strategic Income           June 15, 2001       9.04               5.17
 Preferred Securities                          December 29, 2003                      0.90
 Real Estate Securities                        March 1, 2001      29.09              20.01
 SmallCap Blend                                March 1, 2001       7.26               8.41
 SmallCap Growth                               March 1, 2001       2.16              -3.56
 SmallCap S&P 600 Index                        March 1, 2001      14.31               8.69
 SmallCap Value                                March 1, 2001      11.80              13.93



This table shows the yield as of October 31, 2004 for the following Funds:

                                         YIELD AS OF OCTOBER 31, 2004
                        --------------------------------------------------------------
                        ADVISORS  ADVISORS
                         SELECT   PREFERRED  PREFERRED  SELECT  INSTITUTIONAL
 FUND                    CLASS      CLASS      CLASS    CLASS       CLASS      CLASS J
 ----                    -----      -----      -----    -----       -----      -------
 Bond & Mortgage
 Securities              2.57%      2.75%      3.06%    2.95%       3.32%       2.63%
 Government Securities   2.79       2.96       3.27     3.15        3.52        3.06
 High Quality
 Intermediate-Term
 Bond                    2.47       2.64       2.96     2.85        3.20        2.92
 High Quality
 Long-Term Bond          3.21       3.39       3.72     3.58        3.96        3.71
 High Quality
 Short-Term Bond         2.05       2.23       2.54     2.41        2.77        2.22




GENERAL INFORMATION


MIDCAP S&P 400 INDEX FUND, LARGECAP S&P 500 INDEX FUND AND SMALLCAP S&P 600 INDEX FUND ONLY
The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Fund shareholders or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index, S&P MidCap 400 Index or S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index which are determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Funds. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Fund shareholders into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P MIDCAP 400 INDEX OR S&P SMALLCAP 600 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, FUND SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIES WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


PROTECTION OF NON-PUBLIC INFORMATION
------------------------------------
A mutual fund and its investment adviser may disclose information regarding the Fund's portfolio securities only in a manner consistent with the antifraud provisions of the federal securities laws and applicable fiduciary duties. Divulging nonpublic portfolio holdings to selected third parties is permissible only when the Fund has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality, including a duty to not trade on the non-public information.

POLICY. The Fund and the Manager have adopted a policy of disclosing portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information:

1) Daily to the Fund's portfolio pricing services to obtain prices for portfolio securities;

2) Upon proper request to government regulatory agencies or to self regulatory organizations;


3) As needed to Ernst & Young, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young to the Fund;

 4) To the Fund adviser's or sub-adviser's proxy service provider to facilitate voting of proxies;

 5) To the Fund's custodians in connection with the services provided by the custodian to the Fund; and

 6) To such other third parties as the Fund's CCO, the Manager's CCO or legal counsel for the Fund or the Manager agrees in writing to provide such information in connection with the performance of a legitimate business purpose and for which such third party agrees to maintain the confidentiality of the information prior to the information being disclosed.


FINANCIAL STATEMENTS


The financial statements for the Fund, except the Equity Income, High Yield, Inflation Protection, Partners Equity

Growth, Partners LargeCap Value, Partners MidCap Growth II and Tax-Exempt Bond Funds (as each commenced operation after the fiscal year end), for the year ended October 31, 2004 are a part of this Statement of Additional Information. The financial statements appear in the Annual Reports to Shareholders. Reports on those statements from Ernst & Young LLP, independent registered public accounting firm, are included in the Annual Report and are also a part of this Statement of Additional Information. The Annual Reports are furnished, without charge, to investors who request copies of the Statement of Additional Information.

APPENDIX A


Description of Bond Ratings:


Moody's Investors Service, Inc. Bond Ratings


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."


Description of Moody's Commercial Paper Ratings


Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.


Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.


Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.


Issuers rated Not Prime do not fall within any of the Prime rating categories.


Description of Standard & Poor's Corporation's Debt Ratings:


A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.


The ratings are based, in varying degrees, on the following considerations:


I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;


II. Nature of and provisions of the obligation;


III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.


AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
     Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


C: The rating "C" is reserved for income bonds on which no interest is being paid.


D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


Standard & Poor's, Commercial Paper Ratings


A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:


A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.


A-2: Capacity for timely payment on issues with this designation is strong.
     However, the relative degree of safety is not as high as for issues designated "A-1".


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.


B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.


D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.


The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.


Standard & Poor's rates notes with a maturity of less than three years as follows:


SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.


SP-2: A satisfactory capacity to pay principal and interest.


SP-3: A speculative capacity to pay principal and interest.

APPENDIX B


PROXY VOTING POLICIES

The Proxy voting policies applicable to each Fund follow.

                                                                    OCTOBER 2004
                        ALLIANCE CAPITAL MANAGEMENT L.P.

STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

CORPORATE GOVERNANCE: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

ELECTIONS OF DIRECTORS: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

APPOINTMENT OF AUDITORS: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

CHANGES IN LEGAL AND CAPITAL STRUCTURE: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

PROPOSALS AFFECTING SHAREHOLDER RIGHTS: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

ANTI-TAKEOVER MEASURES: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

EXECUTIVE COMPENSATION: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

SOCIAL AND CORPORATE RESPONSIBILITY: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

PROXY VOTING COMMITTEES

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

CONFLICTS OF INTEREST

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

                              FEDERATED INVESTORS

                      PROXY VOTING POLICIES AND PRACTICES


Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Policies shall also apply to any investment company registered under the Investment Company Act of 1940 (the "1940 Act") for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.

General Policy
--------------

Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.


Application to Specific Proposals
---------------------------------

The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.


Corporate Governance
--------------------

Generally, the Advisers will vote proxies:

.. In favor of the full slate of directors nominated in an uncontested election;


.. In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;


.. In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;


.. In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;


.. In favor of a proposal to ratify the board's selection of auditors, unless:
  (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and


.. In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.


Capital Structure
-----------------

Generally, the Advisers will vote proxies:

.. Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;


.. In favor of a proposal to reduce the amount of shares authorized for issuance
  (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);


.. In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and


.. In favor of a proposal authorizing a stock repurchase program.


Compensation and Stock Option Plans
-----------------------------------

Generally, the Advisers will vote proxies:

.. In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

.. Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and


.. Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.


Corporate Transactions and Contested Elections
----------------------------------------------

The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.


Shareholder Proposals
---------------------

The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.


Cost/Benefit Analysis
---------------------

Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

.. In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;


.. If the Advisers are directing votes for the same proxy on behalf of non-Index
  Funds, in the same manner as the non-Index Funds;


.. If neither of the first two conditions apply, as recommended by a subadviser to the Index Fund; and


.. If none of the previous conditions apply, as recommended by the board;


in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

                               FEDERATED INVESTORS

                            PROXY VOTING PROCEDURES

Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.


Proxy Voting Committee
----------------------

The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:


    President of the Advisers (Keith Schappert)


    Vice Chairman of the Advisers (J. Thomas Madden)


    Chief Investment Officer for Global Equity (Stephen Auth)


    Director of Global Equity Research of the Advisers (Christopher Corapi)


    Investment Management Administrator (Lori Wolff)


A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.


Employment of Proxy Voting Services
-----------------------------------

The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies.


The Advisers and IRRC shall take the following steps to implement these procedures:

.. The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.


.. The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.


.. IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.


.. If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.


.. IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.


Conflicts of Interest
---------------------

A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended.


In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:


 1) Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.


 2) Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

 3) If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

 4) If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

  . That the Advisers have a significant business relationship with the Interested Company;


  . The proposals regarding which proxies were cast;


  . Any material communications between the Advisers and the Interested Company regarding the proposal; and


  . Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.


 5) Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

Recordkeeping
-------------

The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

                                                                    October 2003

                         GOLDMAN SACHS ASSET MANAGEMENT
                                   ("GSAM")*

                             POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS

GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.


GUIDING PRINCIPLES

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.


PUBLIC EQUITY INVESTMENTS

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.


In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.


The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.


Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.


Implementation by Portfolio Management Teams


General Overview

While it is GSAM's policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.


Active Equity


Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio
Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.


In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team's research efforts.


As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team's investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company's record and policies on corporate governance practices that may affect shareholder value.


Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team's members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.


Quantitative Equity


Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).


Use of Third-Party Service Providers


We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.


GSAM's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.


GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

Conflicts of Interest


Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.


Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.


FIXED INCOME AND PRIVATE INVESTMENTS

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.


EXTERNAL MANAGERS

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. GSAM may, however, retain such responsibilities where it deems appropriate.


CLIENT DIRECTION

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.


                ************************************************


                                                                      APPENDIX A

                  ISS STANDARD PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines"), which form the substantive basis of GSAM's Policy on Proxy Voting for Investment Advisory Clients ("Policy") with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.


  1. Auditors

    Vote FOR proposals to ratify auditors, unless any of the following apply:
    . An auditor has a financial interest in or association with the company, and is therefore not independent,
    . Fees for non-audit services are excessive, or . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

  2. Board of Directors


    a. Voting on Director Nominees in Uncontested Elections

      Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.


    b. Classification/Declassification of the Board
      Vote AGAINST proposals to classify the board.

      Vote FOR proposals to repeal classified boards and to elect all directors annually.


    c. Independent Chairman (Separate Chairman/CEO)
      Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.


    d. Majority of Independent Directors/Establishment of Committees
      Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

      Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.


  3. Shareholder Rights


    a. Shareholder Ability to Act by Written Consent
      Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

      Vote FOR proposals to allow or make easier shareholder action by written consent.


    b. Shareholder Ability to Call Special Meetings
      Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

      Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


    c. Supermajority Vote Requirements
      Vote AGAINST proposals to require a supermajority shareholder vote.

      Vote FOR proposals to lower supermajority vote requirements.


    d. Cumulative Voting
      Vote AGAINST proposals to eliminate cumulative voting.

      Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.


    e. Confidential Voting
      Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

      Vote FOR management proposals to adopt confidential voting.


  4. Proxy Contests


    a. Voting for Director Nominees in Contested Elections
      Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.


    b. Reimbursing Proxy Solicitation Expenses
      Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

  5. Poison Pills

    Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

  6. Mergers and Corporate Restructurings

    Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

  7. Reincorporation Proposals

    Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

  8. Capital Structure


    a. Common Stock Authorization
      Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

      Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

      Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.


    b. Dual-class Stock
      Vote AGAINST proposals to create a new class of common stock with superior voting rights.

      Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

      . It is intended for financing purposes with minimal or no dilution to current shareholders
      . It is not designed to preserve the voting power of an insider or significant shareholder

  9. Executive and Director Compensation

    Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

    Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

    a. Management Proposals Seeking Approval to Reprice Options

    Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
      . Historic trading patterns
      . Rationale for the repricing
      . Value-for-value exchange
      . Option vesting
      . Term of the option
      . Exercise price
      . Participation

    b. Employee Stock Purchase Plans

    Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

    Vote FOR employee stock purchase plans where all of the following apply:
      . Purchase price is at least 85 percent of fair market value;
      . Offering period is 27 months or less; and . Potential voting power dilution is ten percent or less.

    Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

    c. Shareholder Proposals on Compensation
    Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

  10. Social and Environmental Issues

    These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

    In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                        PRINCIPAL GLOBAL INVESTORS, LLC
                   PRINCIPAL CAPITAL GLOBAL INVESTORS LIMITED
                      PRINCIPAL REAL ESTATE INVESTORS, LLC
                        SPECTRUM ASSET MANAGEMENT, INC.
                        PRINCIPAL MANAGEMENT CORPORATION
                                 (THE ADVISERS)

                           STOCK PROXY VOTING POLICY
                            FOR ALL CLIENT ACCOUNTS

GENERAL POLICY

 1) Each of the Advisers is registered with the Securities and Exchange Commission and acts as investment manager for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments, foundations, high net worth individuals). When delegated the authority by a client, each Adviser will vote client-owned shares under its management. The Advisers' policy concerning proxy voting of client-owned shares is:To vote shares of common stock in the long-term economic best interest of the clients.


 2) To act solely in the interest of clients in providing for ultimate long-term stockholder value.To act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

PROCESS

For the purpose of timely and consistent application of the above general policy, the Advisers classify proxy vote issues into three broad categories:
Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact. Once it has analyzed and identified each issue as belonging in a particular category, each Adviser will cast the client's vote(s) in accordance with the philosophy and decision guidelines developed for that category. New and unfamiliar issues are constantly appearing in the proxy voting process. As new issues arise, the Advisers will make every effort to classify them among the following three categories. If the Advisers believe it would be informative to do so, they may revise this document to reflect how they evaluate such issues.


Occasions may arise in which an Adviser is required to vote a proxy while having a conflict between its interest or the interest of an affiliated person of the Adviser and its clients. To protect clients against a breach of its duty to them, on any occasion when a proxy vote presents a conflict of interest, the Adviser will obtain the review of the General Counsel of Principal Financial Group, Inc. before casting such vote in a manner that is contrary to both (1) its pre-determined policy, and (2) the recommendation of Institutional Shareholder Services, Inc.


Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, each Adviser has elected to approach international proxy voting on the basis of achieving "best efforts at a reasonable cost."

CATEGORY I: ROUTINE ADMINISTRATIVE ITEMS
            ----------------------------

Philosophy: The Advisers are willing to defer to management on matters of a routine administrative nature. The Advisers feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisers will normally defer to management's recommendation include:selection of auditorsincreasing the authorized number of common shares election of unopposed independent directors


CATEGORY II: SPECIAL INTEREST ISSUES
             -----------------------

Philosophy: While there are many social, political, environmental and other special interest issues that are worthy of public attention, the Advisers do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas. In recent history, proxy issues of this sort have included such matters as sales to the military, doing business in South Africa, and environmental responsibility. The Advisers' primary responsibility in voting proxies is to provide for the greatest long-term value for clients. The Advisers are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, in general the Advisers will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.


CATEGORY III: ISSUES HAVING THE POTENTIAL FOR SIGNIFICANT ECONOMIC IMPACT
              -----------------------------------------------------------

Philosophy: The Advisers are not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares. The Advisers believe such issues should be carefully analyzed and decided by the owners of the corporation. Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.


 1) Classification of Board of Directors. Rather than electing all directors
 ---------------------------------------
  annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. In general, the Advisers vote on a case-by-case basis on proposals for staggered boards, but generally favor annual elections of all directors.


 2) Cumulative Voting of Directors. Most corporations provide that shareholders
    ------------------------------
  are entitled to cast one vote for each director for each share owned - the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. The Advisers generally support cumulative voting of directors.

 3) Prevention of Greenmail. These proposals seek to prevent the practice of
    -----------------------
  "greenmail", or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs. Shareholders are left with an asset-depleted and often less competitive company. The Advisers think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. The Advisers are opposed to greenmail and will support greenmail prevention proposals.

 4) Supermajority Provisions. These corporate charter amendments generally
    ------------------------
  require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance. These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases the Advisers believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and therefore oppose such provisions.

 5) Defensive Strategies. These proposals will be analyzed on a case-by-case
 -----------------------
  basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.

 6) Business Combinations or Restructuring. These proposals will be analyzed on
 -----------------------------------------
  a case-by-case basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.

 7) Executive and Director Compensation. These proposals will be analyzed on a
    -----------------------------------
  case-by-case basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.

Policy Established August, 1988Revised May, 2003

                        PRINCIPAL GLOBAL INVESTORS, LLC
                   PRINCIPAL CAPITAL GLOBAL INVESTORS LIMITED
                      PRINCIPAL REAL ESTATE INVESTORS, LLC
                        SPECTRUM ASSET MANAGEMENT, INC.
                        PRINCIPAL MANAGEMENT CORPORATION
                              PROXY VOTING REPORT
                        DETAILED PROXY VOTING GUIDELINES

I.THE BOARD OF DIRECTORS
  A) VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

    Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

    . long-term corporate performance record relative to a market index; . composition of board and key board committees;
    . nominee's attendance at meetings (past two years);
    . nominee's investment in the company;
    . whether a retired CEO sits on the board; and . whether the chairman is also serving as CEO.

    In cases of significant votes and when information is readily available, we also review:

    . corporate governance provisions and takeover activity;
    . board decisions regarding executive pay;
    . director compensation;
    . number of other board seats held by nominee; and . interlocking directorships.
  b) Chairman and CEO are the Same Person

    We vote on a CASE-BY-CASE basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

  c) Majority of Independent Directors

    Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a CASE-BY-CASE basis.


    We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

  d) Stock Ownership Requirements

    We generally vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

  e) Term of Office

    We vote AGAINST shareholder proposals to limit the tenure of outside directors.

  f) Director and Officer Indemnification and Liability Protection

    Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

    Proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care are evaluated on a CASE-BY-CASE basis.


    Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness are evaluated on a CASE-BY-CASE basis.


    We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

  g) Charitable Contributions

    We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.


II.PROXY CONTESTS
  A) VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

    Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

    . long-term financial performance of the target company relative to its industry;
    . management's track record;
    . background to the proxy contest;
    . qualifications of director nominees (both slates);
    . evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and . stock ownership positions.
  b) Reimburse Proxy Solicitation Expenses

    Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.


III. AUDITORS

RATIFYING AUDITORS


We vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or fees for non-audit services are excessive; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

We vote CASE-BY-CASE on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

We vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation.

IV. PROXY CONTEST DEFENSES

  A) BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

    We consider proposals to classify the board on a CASE-BY-CASE basis.


    We consider proposals to repeal classified boards and to elect all directors annually on a CASE-BY-CASE basis.

  b) Shareholder Ability to Remove Directors

    We vote AGAINST proposals that provide that directors may be removed only for cause.

    We vote FOR proposals to restore shareholder ability to remove directors with or without cause.


    We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.


    We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

  c) Cumulative Voting

    We vote AGAINST proposals to eliminate cumulative voting.


    We vote FOR proposals to permit cumulative voting.

  d) Shareholder Ability to Call Special Meetings

    We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.


    We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

  e) Shareholder Ability to Act by Written Consent

    We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.


    We vote FOR proposals to allow or make easier shareholder action by written consent.

  f) Shareholder Ability to Alter the Size of the Board

    We vote FOR proposals that seek to fix the size of the board.


    We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


V.TENDER OFFER DEFENSES
  A) POISON PILLS

    We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.


    We review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.


    We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

  b) Fair Price Provisions

    We vote CASE-BY-CASE on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.


    We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

  c) Greenmail

    We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.


    We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

  d) Pale Greenmail

    We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

  e) Unequal Voting Rights

    We vote AGAINST dual class exchange offers.


    We vote AGAINST dual class recapitalizations.

  f) Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

    We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.


    We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

  g) Supermajority Shareholder Vote Requirement to Approve Mergers

    We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.


    We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

  h) White Squire Placements

    We vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


VI.MISCELLANEOUS GOVERNANCE PROVISIONS
  A) CONFIDENTIAL VOTING

    We vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.


    We vote FOR management proposals to adopt confidential voting.

  b) Equal Access

    Shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board are evaluated on a CASE-BY-CASE basis.

  c) Bundled Proposals

    We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

  d) Shareholder Advisory Committees

    We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

VII. CAPITAL STRUCTURE

  A) COMMON STOCK AUTHORIZATION

    We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.


    We vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

  b) Stock Distributions: Splits and Dividends

    We vote FOR management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

  c) Reverse Stock Splits

    We vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

  d) Blank Check Preferred Authorization

    We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.


    We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.


    We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares.

  e) Shareholder Proposals Regarding Blank Check Preferred Stock

    We vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

  f) Adjust Par Value of Common Stock

    We vote FOR management proposals to reduce the par value of common stock.

  g) Preemptive Rights

    We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

  h) Debt Restructurings

    We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

    . Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
    . Change in Control -- Will the transaction result in a change in control of the company?
    . Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

    Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

  i) Share Repurchase Programs

    We vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


VIII. EXECUTIVE AND DIRECTOR COMPENSATION

  In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.


  In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with the cash components of pay. We estimate the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation -- which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.


  Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.


  Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

  A) OBRA-RELATED COMPENSATION PROPOSALS

    . AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE
      FEATURES

      Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

    . AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

      Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

    . AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

      Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
      Section 162(m) should be evaluated on a CASE-BY-CASE basis.

    . APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

      Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

  b) Shareholder Proposals to Limit Executive and Director Pay

    We review on a CASE-BY-CASE basis all shareholder proposals that seek additional disclosure of executive and director pay information.


    We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

  c) Golden and Tin Parachutes

    We vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.


    We review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

  d) Employee Stock Ownership Plans (ESOPs)

    We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

  e) 401(k) Employee Benefit Plans

    We vote FOR proposals to implement a 401(k) savings plan for employees.


IX.STATE OF INCORPORATION
  A) VOTING ON STATE TAKEOVER STATUTES

    We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

  b) Voting on Reincorporation Proposals

    Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.


X.MERGERS AND CORPORATE RESTRUCTURINGS
  A) MERGERS AND ACQUISITIONS

    Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

    . anticipated financial and operating benefits;
    . offer price (cost vs. premium);
    . prospects of the combined companies;
    . how the deal was negotiated; and
    . changes in corporate governance and their impact on shareholder rights.
  b) Corporate Restructuring

    Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

  c) Spin-offs

    Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

  d) Asset Sales

    Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/ working capital, value received for the asset, and potential elimination of diseconomies.

  e) Liquidations

    Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

  f) Appraisal Rights

    We vote for proposals to restore, or provide shareholders with, rights of appraisal.

  g) Changing Corporate Name

    We vote for changing the corporate name.


XI.MUTUAL FUND PROXIES
  A) ELECTION OF TRUSTEES

    We vote on trustee nominees on a case-by-case basis.

  b) Investment Advisory Agreement

    We vote on investment advisory agreements on a case-by-case basis.

  c) Fundamental Investment Restrictions

    We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

  d) Distribution Agreements

    We vote on distribution agreements on a case-by-case basis.


XII.SOCIAL AND ENVIRONMENTAL ISSUES

In general we abstain from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.


In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.


In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:


.. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;


.. the percentage of sales, assets and earnings affected;


.. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;


.. whether the issues presented should be dealt with through government or company-specific action;


.. whether the company has already responded in some appropriate manner to the request embodied in a proposal;


.. whether the company's analysis and voting recommendation to shareholders is persuasive;


.. what other companies have done in response to the issue;


.. whether the proposal itself is well framed and reasonable;


.. whether implementation of the proposal would achieve the objectives sought in the proposal; and


.. whether the subject of the proposal is best left to the discretion of the board.


Among the social and environmental issues to which we apply this analysis are the following:


.. Energy and Environment


.. South Africa


.. Northern Ireland


.. Military Business


.. Maquiladora Standards and International Operations Policies


.. World Debt Crisis


.. Equal Employment Opportunity and Discrimination


.. Animal Rights

.. Product Integrity and Marketing


.. Human Resources Issues

                         T. ROWE PRICE ASSOCIATES, INC
                        T. ROWE PRICE INTERNATIONAL, INC
                   T. ROWE PRICE STABLE ASSET MANAGEMENT, INC
                 T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
                   T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Stable Asset Management, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that
T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

Investment Support Group. The Investment Support Group ("Investment Support Group") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Investment Support Group will assign a Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION

T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

VOTE DETERMINATION

ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

.. Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. We also withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.
.. Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.
.. Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.
.. Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:
  . Corporate environmental practices;
  . Board diversity;
  . Employment practices and employment opportunity;
  . Military, nuclear power and related energy issues;
  . Tobacco, alcohol, infant formula and safety in advertising practices;
  . Economic conversion and diversification;
  . International labor practices and operating policies;
  . Genetically-modified foods;
  . Animal rights; and
  . Political contributions/activities and charitable contributions.

Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.


VOTE EXECUTION AND MONITORING OF VOTING PROCESS


Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.


On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.


Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.


MONITORING AND RESOLVING CONFLICTS OF INTEREST


The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.


Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy.


Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.


REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.


T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT, LLC
                         TURNER INVESTMENT ADVISORS, LLC
                       PROXY VOTING POLICY AND PROCEDURES

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.


DUTIES WITH RESPECT TO PROXIES:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.


DELEGATION:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.


Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.


REVIEW AND OVERSIGHT:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.


Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.


CONFLICTS OF INTEREST:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.


OBTAINING PROXY VOTING INFORMATION:

To obtain information on how Turner voted proxies, please contact:

    Andrew Mark, Director of Operations
     and Technology Administration
    C/o Turner Investment Partners, Inc.
    1205 Westlakes Drive, Suite 100
    Berwyn, PA 19312

RECORDKEEPING:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

 Adopted: This 1st day of July, 2003
                          UBS GLOBAL ASSET MANAGEMENT
                     GLOBAL CORPORATE GOVERNANCE PHILOSOPHY
                          VOTING GUIDELINES AND POLICY
                                  VERSION 2.0
                                 FEBRUARY 2004

Table of Contents


Global Voting and Corporate Governance Policy


A. General Corporate Governance Benchmarks..............................1

B. Proxy Voting Guidelines - Macro Rationales...........................3

C. Proxy Voting Disclosure Guidelines...................................7

D. Proxy Voting Conflict Guidelines.....................................8

                 GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the "company" or "companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying our voting and corporate governance policies we have three fundamental objectives:

1. We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.


2. In order to do this effectively, we aim to utilize the full weight of our clients' shareholdings in making our views felt.


3. As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.


To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.


A.GENERAL CORPORATE GOVERNANCE BENCHMARKS

  UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.


PRINCIPLE 1: INDEPENDENCE OF BOARD FROM COMPANY MANAGEMENT

GUIDELINES:
.. Board exercises judgment independently of management.
.. Separate Chairman and Chief Executive.
.. Board has access to senior management members.
.. Board is comprised of a significant number of independent outsiders.
.. Outside directors meet independently.
.. CEO performance standards are in place.
.. CEO performance is reviewed annually by the full board.
.. CEO succession plan is in place.
.. Board involvement in ratifying major strategic initiatives.
.. Compensation, audit and nominating committees are led by a majority of outside directors.

PRINCIPLE 2: QUALITY OF BOARD MEMBERSHIP

GUIDELINES:
.. Board determines necessary board member skills, knowledge and experience. .. Board conducts the screening and selection process for new directors.
.. Shareholders should have the ability to nominate directors.
.. Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.
.. Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.
.. Board meets regularly (at least four times annually).

PRINCIPLE 3: APPROPRIATE MANAGEMENT OF CHANGE IN CONTROL

GUIDELINES:
.. Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.
.. Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.
.. Employment contracts should not entrench management.
.. Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

PRINCIPLE 4: REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER INTERESTS

GUIDELINES:
.. Executive remuneration should be commensurate with responsibilities and performance.
.. Incentive schemes should align management with shareholder objectives.
.. Employment policies should encourage significant shareholding by management and board members.
.. Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.
.. Long-term incentives should be linked to transparent long-term performance criteria.
.. Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

PRINCIPLE 5: AUDITORS ARE INDEPENDENT

GUIDELINES:
.. Auditors are approved by shareholders at the annual meeting.
.. Audit, consulting and other fees to the auditor are explicitly disclosed. .. The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.
.. Periodic (every 5 years) tender of the audit firm or audit partner.

B.PROXY VOTING GUIDELINES - MACRO RATIONALES

  Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.


  1. GENERAL GUIDELINES


    a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.


      b. If management's performance has been questionable we may abstain or vote against specific proxy proposals.


    c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.


    d. In general, we oppose proposals, which in our view, act to entrench management.


    e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.


    f. We will vote in favor of shareholder resolutions for confidential voting.


  2. BOARD OF DIRECTORS & AUDITORS


    a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.


    b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.


    c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.


    d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.


    e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.


  3. COMPENSATION


    a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

    b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.


    c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.


    d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive.


    e. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.


    f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.


  4. GOVERNANCE PROVISIONS


    a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.


    b. We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.


    c. Any substantial new share issuance should require prior shareholder approval.


    d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.


    e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.


    f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.


    g. We will support proposals that enable shareholders to directly nominate directors.


  5. CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING


    a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.


    b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.


  6. MERGERS, TENDER OFFERS & PROXY CONTESTS


    a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.


  7. SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL


    a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.


    b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.


    c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

  8. ADMINISTRATIVE & OPERATIONS


    a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.


    b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.


  9. MISCELLANEOUS


    a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.


    b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).


    c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.


    d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular proposal.


C.PROXY VOTING DISCLOSURE GUIDELINES
  . Upon request or as required by law or regulation, UBS Global Asset
    Management will disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.
  . Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance principles. (See Proxy Voting Conflict Guidelines below.)
  . Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal & Compliance representative.
  . Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company's proxies.
  . Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.
  . In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.
  . We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.
  . The Chairman of the Global Corporate Governance Committee and the applicable
    Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.

  Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.


D.PROXY VOTING CONFLICT GUIDELINES

  In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

  . Under no circumstances will general business, sales or marketing issues influence our proxy votes.
  . UBS Global Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities ("Affiliates") have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. [Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.

        WELLINGTON MANAGEMENT COMPANY, LLPPROXY POLICIES AND PROCEDURES
                             Dated:  April 30, 2003


INTRODUCTION


Wellington Management Company, llp ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.


Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington
Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.


STATEMENT OF POLICIES


 1) As a matter of policy, Wellington Management:Takes responsibility for voting client proxies only upon a client's written request.


 2) Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.


 3) Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.


 4) Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.


 5) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.


 6) Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.


 7) Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.


 8) Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.


 9) Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.


RESPONSIBILITY AND OVERSIGHT


Wellington Management has a Proxy Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Legal Services Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES
Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting
--------------------


AUTHORIZATION TO VOTE. . Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.



RECEIPT OF PROXY. . Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

RECONCILIATION. . To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

RESEARCH. . In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

PROXY VOTING. . Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

.. Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.
.. Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
.. Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES.
.. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.


Other Considerations
--------------------

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

SECURITIES LENDING. . Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

SHARE BLOCKING AND RE-REGISTRATION. . Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, IMMATERIAL IMPACT, OR

EXCESSIVE COSTS. . Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

EXHIBIT A


INTRODUCTION

Upon a client's written request, Wellington Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.


VOTING GUIDELINES



COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS .



.. Election of Directors:                                   For


.. Repeal Classified Board (SP):                           For


.. Adopt Director Tenure/Retirement Age (SP):              Against


.. Minimum Stock Ownership by Directors (SP):              Case-by-Case


.. Adopt Director & Officer Indemnification:               For


.. Allow Special Interest Representation to Board (SP):    Against


.. Require Board Independence (SP):                        For


.. Require Board Committees to be Independent (SP):        For


.. Require a Separation of Chair and CEO or Require a Lead Director (SP):
  Case-by-Case

.. Boards not Amending Policies That are Supported by a Majority of Shareholders:
  Withhold
  * vote* on all Directors seeking election the following year


.. Approve Directors' Fees:                                For


.. Approve Bonuses for Retiring Directors:                 For


.. Elect Supervisory Board/Corporate Assembly:             For



MANAGEMENT COMPENSATION .



.. Adopt/Amend Stock Option Plans:                         Case-by-Case


.. Adopt/Amend Employee Stock Purchase Plans:              For


.. Eliminate Golden Parachutes (SP):                       For


.. Expense Future Stock Options (SP):                      For


.. Shareholder Approval of All Stock Option Plans (SP):    For


.. Shareholder Approval of Future Severance Agreements Covering Senior Executives
  (SP):                                                   For


.. Recommend Senior Executives Own and Hold Company Stock, not Including Options
  (SP):                                                   For


.. Disclose All Executive Compensation (SP):               For



REPORTING OF RESULTS .

.. Approve Financial Statements:                           For


.. Set Dividends and Allocate Profits:                     For


.. Limit Non-Audit Services Provided by Auditors (SP):      For


.. Ratify Selection of Auditors and Set Their Fees:        For


.. Elect Statutory Auditors:                               For



   SHAREHOLDER VOTING RIGHTS. .

.. Adopt Cumulative Voting (SP): Against

.. Redeem or Vote on Poison Pill (SP):                     For


.. Authorize Blank Check Preferred Stock:                  Against


.. Eliminate Right to Call a Special Meeting:              Against


.. Increase Supermajority Vote Requirement:                Against


.. Adopt Anti-Greenmail Provision:                         For


.. Restore Preemptive Rights:                              Case-by-Case


.. Adopt Confidential Voting (SP):                         For


.. Approve Unequal Voting Rights:                          Against


.. Remove Right to Act by Written Consent:                 Against


.. Approve Binding Shareholder Proposals:                  Case-by-Case



CAPITAL STRUCTURE .



.. Increase Authorized Common Stock:                       Case-by-Case


.. Approve Merger or Acquisition:                          Case-by-Case


.. Approve Technical Amendments to Charter:                Case-by-Case


.. Opt Out of State Takeover Statutes:                     For


.. Consider Non-Financial Effects of Mergers:              Against


.. Authorize Share Repurchase:                             For


.. Authorize Trade in Company Stock:                       For


.. Issue Debt Instruments:                                 For



SOCIAL ISSUES .



.. Endorse the Ceres Principles (SP):                      Case-by-Case


.. Disclose Political and PAC Gifts (SP):                  For


.. Require Adoption of International Labor Organization's Fair Labor Principles
  (SP):                                                   Case-by-Case



MISCELLANEOUS .



.. Approve Other Business:                                 Abstain


.. Approve Reincorporation:                                Case-by-Case


APPENDIX C

DISCLOSURE REGARDING PORTFOLIO MANAGERS

APPENDIX C


The following information relates to the portfolio managers responsible for day-to-day portfolio management as of March 1, 2005. The information only pertains to Funds which were effective as of the end of the most recent fiscal year.

APPENDIX C


The following information relates to the portfolio managers responsible for day-to-day portfolio management as of March 1, 2005. The information only pertains to Funds which were effective as of the end of the most recent fiscal year.

                          ALLIANCE CAPITAL MANAGEMENT
                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                  Principal Investor Funds - Small Cap Growth I
                              Name of Fund/Account
               US Small/SMID Cap Growth Team - Please see attached
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         Alliance Capital Management LP
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                  ASSETS ($M)
                                                                        --------                  -----------

        >>       registered investment companies: .............            8                        $2,111
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                          $79
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            23                       $1,044
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                  ASSETS ($M)
                                                                        --------                  -----------

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                         $180
                                                                 -----------------------    ------------------------

         The information set forth in the attached table is derived from our internal portfolio management assets under management recordkeeping system. We have presented this information in accordance with our understanding of the new SEC portfolio manager information disclosure rule. We believe this information is reasonably accurate but there may be variances due to differentials in account coding, structuring of these vehicles and account staffing.

         We are in the process of continuing to thoroughly reconcile this data and will provide revised information upon verification.

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

            Investment Professional Conflict of Interest Disclosure
            As an investment adviser and fiduciary, Alliance owes our clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including funds (hereinafter "clients"), and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, we place the interests of our clients first and expect all of our employees to maintain our fiduciary duty.

     Employee Personal Trading and the Code of Business Conduct and Ethics
     ---------------------------------------------------------------------
     Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities also owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent such conflicts of interest.

            Managing Multiple Accounts for Multiple Clients
            The investment professional or investment professional teams for each fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

            Allocating Investment Opportunities
            In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have an incentive, such a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which Alliance could share in investment gains. As referenced above, Alliance has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

          Alliance's compensation program for investment professionals/1/ is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

--------
         /1/ Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


              Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus;
     (iii) discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"); (iv) discretionary long-term incentive compensation in the form of option and restricted unit grants (granted prior to 2002) and (v) Contributions under Alliance's Profit Sharing/401(k) Plan. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance's clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.

              An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

              Among the factors included in this annual assessment of investment professional compensation are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies and contribution to the investment team/discipline's dialogue. An investment professional's contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing are also taken into consideration. Furthermore, an investment professional's seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance's leadership criteria are relevant to compensation decision-making.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None



/s/Jennifer Bergenfeld                                 2/23/2005
-------------------------------------------            ------------------
 (Signature of person authorized
    to sign on behalf of the Sub-Advisor)                   (Date)


Jennifer Bergenfeld
-------------------------------------------------------------------------
                    (Printed Name of person signing)


Vice President & Counsel
-------------------------------------------------------------------------
                      (Title of person signing)


/s/Amy B. McCann
-------------------------------------------------------------------------
                  (INTERNAL USE:  REVIEWER'S SIGNATURE)

                            US Small/SMID Growth Team

Team Description:
The management of and investment decisions for the Fund's portfolio are made by the Adviser's US Small/SMID Cap Growth Investment Team, which is responsible for management of all of the Adviser's US Small/SMID Cap Growth accounts. The US Small/SMID Cap Growth Investment Team relies heavily on the fundamental analysis and research of the US Small/SMID Cap Growth Team. In addition, the team draws upon the research of the Advisor's industry analysts as well as other portfolio management teams. The four members of the US Small/SMID Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Bruce Aronow, Samantha Lau, Mark Attalienti and Kumar Kirpalani.

Mr. Aronow serves as team leader for the Small/SMID Cap Growth product and is also responsible for research and portfolio management for the Small/SMID Cap Growth consumer and commercial sectors. Prior to joining Alliance Capital in 1999, Mr. Aronow was responsible for research and portfolio management for the small-cap consumer and auto/transportation sectors at INVESCO (NY) (formerly Chancellor Capital Management). He joined Chancellor in 1994 as a small-cap analyst primarily focusing on auto/transportation, specialty-finance and consumer-related companies. Previously, Mr. Aronow was a senior associate with Kidder, Peabody & Company for five years. Mr. Aronow holds a BA with a concentration in philosophy and a minor in economics from Colgate University. Mr. Aronow is a member of both the New York Society of Security Analysts and the Association of Investment Management & Research. Chartered Financial Analyst.
Location: New York.

Ms. Lau joined Alliance Capital in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth technology sector. Prior to joining Alliance, Ms. Lau was responsible for covering small-cap technology companies for INVESCO (NY) (formerly Chancellor Capital Management). Before joining Chancellor in 1997, Ms. Lau worked for three years as a healthcare securities analyst in the investment-research department of Goldman Sachs, where she had primary responsibility for the long-term care and physician practice management industries as well as coverage of several companies within the pharmaceutical industry. Ms. Lau has a BS, magna cum laude, in finance and accounting from the Wharton School of the University of Pennsylvania. Chartered Financial Analyst. Location: New York.

Mr. Attalienti joined Alliance Capital in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth healthcare sector. Prior to joining Alliance, Mr. Attalienti covered the healthcare industry, spanning all market caps and subsectors, at Chase Asset Management for five years. Previously, he worked as an assistant treasurer for Chase Vista Management Group, where he focused on product development. He began his career at Chase Manhattan Bank in 1989. Mr. Attalienti has a BA in international studies from Muhlenberg College. Location: New York.

Mr. Kirpalani joined Alliance Capital in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth financial and energy sectors. Prior to joining Alliance, Mr. Kirpalani was responsible for research and portfolio management for the small-cap industrial, financial and energy sectors for INVESCO (NY) (formerly Chancellor Capital Management). Before joining Chancellor in 1993, he was an equity analyst at Scudder, Stevens & Clark, with coverage of the auto, building material, natural-gas pipeline and oil-service industries. Mr. Kirpalani began his career in 1979 at Ameritrust Company, now part of Key Corporation. He later served as senior investment officer in the Trust department, a position he held until 1985. Mr. Kirpalani received a BTech in chemical engineering from the Indian Institute of Technology and an MBA from the University of Chicago. He is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. Chartered Financial Analyst. Location: New York.

                               ALLIANCEBERNSTEIN
                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


            Principal Investor Funds - Partners Large Cap Value Fund
                              Name of Fund/Account
          US Value Equity Investment Policy Group - Please see attached
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         Alliance Capital Management LP
                                    Firm Name

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                  ASSETS ($M)

        >>       registered investment companies: .............            17                       $6,700
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           196                       $7,735
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                  ASSETS ($M)
                                                                        --------                  -----------

        >>       registered investment companies: .............            1                        $5,404
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            4                         $753
                                                                 -----------------------    ------------------------

         The information set forth in the attached table is derived from our internal portfolio management assets under management recordkeeping system. We have presented this information in accordance with our understanding of the new SEC portfolio manager information disclosure rule. We believe this information is reasonably accurate but there may be variances due to differentials in account coding, structuring of these vehicles and account staffing.

         We are in the process of continuing to thoroughly reconcile this data and will provide revised information upon verification.

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

       Investment Professional Conflict of Interest Disclosure
              As an investment adviser and fiduciary, Alliance owes our clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including funds (hereinafter "clients"), and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, we place the interests of our clients first and expect all of our employees to maintain our fiduciary duty.

       Employee Personal Trading and the Code of Business Conduct and Ethics
       ---------------------------------------------------------------------
              Alliance has policies to avoid conflicts of interest when
       investment professionals and other personnel of Alliance own, buy or sell securities also owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent such conflicts of interest.

       Managing Multiple Accounts for Multiple Clients
              The investment professional or investment professional teams for each fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

              Allocating Investment Opportunities
              In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have an incentive, such a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which Alliance could share in investment gains. As referenced above, Alliance has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

         Alliance's compensation program for investment professionals1 is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals/1/ primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.
--------
        / 1/ Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

              Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus;
     (iii) discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"); (iv) discretionary long-term incentive compensation in the form of option and restricted unit grants (granted prior to 2002) and (v) Contributions under Alliance's Profit Sharing/401(k) Plan. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance's clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.

              An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

              Among the factors included in this annual assessment of investment professional compensation are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies and contribution to the investment team/discipline's dialogue. An investment professional's contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing are also taken into consideration. Furthermore, an investment professional's seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance's leadership criteria are relevant to compensation decision-making.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None



/s/Jennifer Bergenfeld                                           2/23/2005
--------------------------------------------------            -----------------
(Signature of person authorized
   to sign on behalf of the Sub-Advisor)                          (Date)


Jennifer Bergenfeld
--------------------------------------------------------------------------------
                 (Printed Name of person signing)


Vice President & Counsel
--------------------------------------------------------------------------------
                 (Title of person signing)


/s/Amy B. McCann
--------------------------------------------------------------------------------
                (INTERNAL USE: REVIEWER'S SIGNATURE)

                     US Value Equity Investment Policy Group

Team Description:
The management of and investment decisions for the Fund's portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

Ms. Fedak has been CIO--US value equities and chairman of the US Value Equity Investment Policy Group since 1993. In 2003, she became head of the Bernstein value equities business. She serves on Alliance's Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak had served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with Alliance in 2000. Previously, she had been a senior portfolio manager since joining the firm in 1984. Prior to joining Bernstein, Ms. Fedak was a portfolio manager and research analyst at Morgan Guaranty Trust Company from 1972 to 1983. She earned a BA from Smith College and an MBA from Harvard University. Chartered Financial Analyst. Location: New York.

Mr. Mahedy was named Co-CIO--US Value equities in 2003. He continues to serve as director of research--US Value Equities, a position he has held since 2001.
Previously,   Mr.  Mahedy  was  a  senior   research   analyst  in   Bernstein's
institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services at Morgan Stanley for three years in the early 1990s. Mahedy began his career as a senior auditor with Peat Marwick Main. He earned a BS and an MBA from New York University. Certified Public Accountant. Location: New York.

Mr. Phillips is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He is also chairman of Bernstein's Proxy Voting
Committee. Before joining Bernstein in 1994, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis from 1992 to 1993. Previously, he was at State Street Research and Management Co. in Boston from 1972 to 1992, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. Chartered Financial Analyst. Location: New York.

Mr. Marx is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He joined the firm in 1997 as a research analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Prior to that, he spent 6 years as a consultant for Deloitte & Touche and the Boston Consulting Group. Mr. Marx earned an A.B. in economics from Harvard, and an M.B.A. from the Stanford Graduate School of Business. Location: New York.

                  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                        PARTNERS LARGECAP GROWTH FUND II
                                PRESCOTT LEGARD
                                AMERICAN CENTURY

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          5     $8,038,537,497
     other pooled investment
     vehicles:                                           0                  0
     other accounts:                                     5        152,021,055


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.


  Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

  For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.


  American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.


  Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.


  BASE SALARY
  Portfolio managers receive base pay in the form of a fixed annual salary.


  BONUS
  A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.


  With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Partners LargeCap Growth Fund II. The starting point for the custom peer group of its policy portfolio is the Lipper Large-Cap Growth category, and its market benchmark for compensation purposes is the Russell 1000 Growth Index.


  A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.


  A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.


  Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.


  RESTRICTED STOCK PLANS
  Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).


  DEFERRED COMPENSATION PLANS
  Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  Mr. LeGard did not own any shares of the fund as of October 31, 2004, the fund's most recent fiscal year end. The fund is a tracking portfolio for a similarly managed American Century policy portfolio. American Century has adopted a policy that, with limited exceptions, requires its portfolio managers to maintain investments in the policy portfolios they oversee.


  /s/Brian L. Brogan                                        January 10, 2005
  ------------------                                        ----------------

  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Brian L. Brogan
  ---------------
  Printed Name of person signing)


  Assistant General Counsel, American Century Investments
  -------------------------------------------------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                        PARTNERS LARGECAP GROWTH FUND II
                                  TIM REYNOLDS
                                AMERICAN CENTURY

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          5     $8,038,537,497
     other pooled investment
     vehicles:                                           0                  0
     other accounts:                                     5        152,021,055


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.


  Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.


  For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.


  American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.


  Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.


  BASE SALARY
  Portfolio managers receive base pay in the form of a fixed annual salary.

  BONUS
  A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.


  With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Partners LargeCap Growth Fund II. The starting point for the custom peer group of its policy portfolio is the Lipper Large-Cap Growth category, and its market benchmark for compensation purposes is the Russell 1000 Growth Index.


  A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.


  A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.


  Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.


  RESTRICTED STOCK PLANS
  Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).


  DEFERRED COMPENSATION PLANS
  Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

  Mr. Reynolds did not own any shares of the fund as of October 31, 2004, the fund's most recent fiscal year end. The fund is a tracking portfolio for a similarly managed American Century policy portfolio. American Century has adopted a policy that, with limited exceptions, requires its portfolio managers to maintain investments in the policy portfolios they oversee.


  /s/Brian L. Brogan                                        January 10, 2005
  ------------------                                        ----------------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Brian L. Brogan
  ---------------
  Printed Name of person signing)


  Assistant General Counsel, American Century Investments
  -------------------------------------------------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                        PARTNERS LARGECAP GROWTH FUND II
                                 GARY WOODHAMS
                                AMERICAN CENTURY

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          5     $8,038,537,497
     other pooled investment
     vehicles:                                           0                  0
     other accounts:                                     5        152,021,055


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.


  Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.


  For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.


  American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.


  Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

  American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.


  BASE SALARY
  Portfolio managers receive base pay in the form of a fixed annual salary.


  BONUS
  A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.


  With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Partners LargeCap Growth Fund II. The starting point for the custom peer group of its policy portfolio is the Lipper Large-Cap Growth category, and its market benchmark for compensation purposes is the Russell 1000 Growth Index.


  A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.


  A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.


  Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.


  RESTRICTED STOCK PLANS
  Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).


  DEFERRED COMPENSATION PLANS
  Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  Mr. Woodhams did not own any shares of the fund as of October 31, 2004, the fund's most recent fiscal year end. The fund is a tracking portfolio for a similarly managed American Century policy portfolio. American Century has adopted a policy that, with limited exceptions, requires its portfolio managers to maintain investments in the policy portfolios they oversee.


  /s/Brian L. Brogan                                        January 10, 2005
  ------------------                                        ----------------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Brian L. Brogan
  ---------------
  Printed Name of person signing)


  Assistant General Counsel, American Century Investments
  -------------------------------------------------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                         ARK ASSET MANAGEMENT CO., INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                          PARTNERS SMALLCAP VALUE FUND
                                 COLEMAN BRANDT
                         ARK ASSET MANAGEMENT CO., INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/04 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                  0
     other pooled investment
     vehicles:                                           1     $   74,885,371
     other accounts:                                    88      1,776,445,321


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  NoneFor example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Ark's management determines levels of each portfolio manager's compensation. Compensation is comprised of annual salary and annual incentive bonus. There is no particular structure or formula used by Ark to determine its portfolio managers' compensation. Each portfolio manager's compensation is based upon several factors, including the firm's profitability, the portfolio manager's group's profitability and the portfolio manager's: (1) contribution of investment ideas to the investment process, (2) skill as a professional, and
  (3) effective interface with clients and other professionals within the firm.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - -

  $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or
  over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  Mr. Brandt does not own any Securities in the Fund. The Fund is offered to retirement plans and is not an option available to Mr. Brandt in the 401(k) plan offered by his employer.

  /s/Lauri B. London                                        12/23/04
  ------------------                                        --------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Lauri B. London
  ---------------
  Printed Name of person signing)


  General Counsel
  ---------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                          PARTNERS SMALLCAP VALUE FUND
                               WILLIAM CHARCALIS
                         ARK ASSET MANAGEMENT CO., INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 9/30/04 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                  0
     other pooled investment
     vehicles:                                           1     $   74,885,371
     other accounts:                                    88      1,776,445,321



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Ark's management determines levels of each portfolio manager's compensation. Compensation is comprised of annual salary and annual incentive bonus. There is no particular structure or formula used by Ark to determine its portfolio managers' compensation. Each portfolio manager's compensation is based upon several factors, including the firm's profitability, the portfolio manager's group's profitability and the portfolio manager's: (1) contribution of investment ideas to the investment process, (2) skill as a professional, and
  (3) effective interface with clients and other professionals within the firm.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  Mr. Charcalis does not own any Securities in the Fund. The Fund is offered to retirement plans and is not an option available to Mr. Charcalis in the 401(k) plan offered by his employer.

  /s/Lauri B. London                                        12/23/04
  ------------------                                        --------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Lauri B. London
  ---------------
  Printed Name of person signing)


  General Counsel
  ---------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                         DIMENSIONAL FUND ADVISORS INC.

         MANAGEMENT OF THE PARTNERS SMALLCAP VALUE FUND II (THE "FUND")

Dimensional Fund Advisors Inc. ("Dimensional") serves as a sub-advisor to the Fund. As such, Dimensional is responsible for the Fund's assets. The Fund is managed using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and all other trading personnel.


The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. As of the date of this Prospectus the Investment Committee has ten members. Investment decisions for the Fund are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.


In accordance with the team approach used to manage the Fund, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the portfolios including running buy and sell programs based on the parameters established by the Investment Committee. Robert
T. Deere coordinates the efforts of all other portfolio managers and trading personnel with respect to domestic equity portfolios. For this reason, Dimensional has identified Mr. Deere as primarily responsible for the day-to-day management of the Fund.


Mr. Deere is a Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Deere received his MBA from the University of California at Los Angeles in 1991. He also holds a B.S. and a B.A. from the University of California at San Diego. Mr. Deere joined Dimensional in 1991 and has been responsible for the domestic equity portfolios since 1994.

                               PORTFOLIO MANAGER

INVESTMENTS IN THE FUND


Information relating to the portfolio manager's ownership (including the ownership of his or her immediate family) in the Fund in this SAI as of October 31, 2004 is set forth in the chart below.

  NAME OF PORTFOLIO           PORTFOLIO           DOLLAR RANGE OF FUND SHARES
       MANAGER                                               OWNED
                        Partners SmallCap
 Robert T. Deere        Value Fund II           None



DESCRIPTION OF COMPENSATION STRUCTURE


Portfolio managers receive a base salary, an incentive bonus and may receive an equity compensation opportunity. The Compensation Committee of Dimensional reviews the compensation of each portfolio manager annually and may make modifications as it deems necessary to reflect changes in the market. Each portfolio manager's compensation consists of the following:

.. BASE SALARY. Each portfolio manager is paid a base salary. Dimensional considers the portfolio manager's experience and responsibilities to determine each portfolio manager's base salary.
.. SEMI-ANNUAL BONUS. Each portfolio manager receives points in a bonus pool that is shared with other employees of Dimensional. The number of bonus points varies with each portfolio manager depending upon the portfolio manager's experience and responsibilities. Dimensional calculates the value of the bonus points based on the profitability of Dimensional. The bonus is paid two times per year.
.. COMMISSIONS FOR CLIENT SERVICES. Certain portfolio managers may receive a commission based on services the portfolio manager provides to certain clients of Dimensional.

Portfolio managers may be awarded the right to purchase restricted shares of Dimensional's stock as determined from time to time by the Board of Directors of Dimensional or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.


OTHER MANAGED ACCOUNTS


In addition to the Portfolio, each portfolio manager manages (i) other U.S. registered investment companies advised or sub-advised by Dimensional, (ii) other pooled investment vehicles that are not U.S. registered mutual funds and
(iii) other accounts managed for organizations and individuals. The following table sets forth information regarding accounts other than the Portfolio for which each portfolio manager has the day-to-day management responsibilities.

                                                                                  NUMBER OF ACCOUNTS MANAGED AND
                                NUMBER OF ACCOUNTS MANAGED                        TOTAL ASSETS BY CATEGORY AS OF
      NAME OF                  AND TOTAL ASSETS BY CATEGORY                         OCTOBER 31, 2004 FOR WHICH
 PORTFOLIO MANAGER                AS OF OCTOBER 31, 2004                         ADVISORY FEE IS PERFORMANCE-BASED
                      .20 U.S. registered mutual funds with $24,955    . None with respect to registered mutual funds.
                        million in total assets under management.      .1 unregistered pooled investment vehicle with $265
                      .10 unregistered pooled investment vehicles        million in total assets under management.
                        with $9,286 million in total assets under      . None with respect to other accounts.
 Robert T. Deere        management.
                      .27 other accounts with $1,768 million in
                        total assets under management.



Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to the Fund and also simultaneously other account. Other accounts include registered mutual funds and other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals ("other accounts"). Other accounts may have similar investment objectives to theFund, or purchase, sell or hold securities that are eligible to be purchased, sold or held by theFund. Actual or apparent conflicts of interest include:

.. Time Management. The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.
.. Investment Opportunities. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same security may vary and the length of time that any fund or other account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across multiple accounts.
.. Broker Selection. With respect to securities transactions for the Fund, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for a fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.
.. Performance-Based Fees. For some accounts, Dimensional may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to other accounts where Dimensional is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Dimensional might share in investment gains.
.. Client Service Responsibilities. A conflict may arise where a portfolio manager receives a commission for servicing a client in that the portfolio manager may have an incentive to favor the account of that client over other accounts that the portfolio manager manages.

.. Investment in the Fund. Portfolio managers or their relatives may invest in a fund that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                             EMERALD ADVISERS, INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
               PARTNERS SMALL CAP GROWTH FUND II (PIF) FUND, INC.
                            KENNETH G. MERTZ II, CFA
                             EMERALD ADVISERS, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Emerald has two domestic equity portfolio managers: Kenneth G. Mertz and Stacey
L. Sears. Ken Mertz manages the Banking & Finance Fund and the Technology Fund and all tax-exempt, separate account portfolios. Ken and Stacey co-manage Emerald's Growth Fund. Stacey Sears also oversees the implementation of investment ideas into our separate account taxable high-net worth client portfolios.


Ken Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Stacey Sears monitors all portfolios in wrap programs and works with Ken in supervising the trading group staff. Ken and Stacey work as a team developing strategy.


Please provide the following information as of 9/30/04 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                           3         345mm
     other pooled investment
     vehicles:                                            0           0
     other accounts:                                    120       1,182mm



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  No material conflicts of interest should arise in connection with the
  ---------------------------------------------------------------------
  portfolio manager's management of the Principal Funds and other accounts
  ------------------------------------------------------------------------
  managed by the portfolio managers. All the accounts are managed by the same
  ---------------------------------------------------------------------------
  team and have their trades grouped together in accordance with our procedures
  -----------------------------------------------------------------------------
  manual. The only differences which may arise would be due to cash flow
  ----------------------------------------------------------------------
  requirements of a mutual fund.
  ------------------------------

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Emerald has a company-wide compensation/incentive plan. A consulting firm
  -------------------------------------------------------------------------
  aided in the development of this plan. The first stage was implemented in
  -------------------------------------------------------------------------
  1999, and included a salary grid structure for all employees and job titles.
  ----------------------------------------------------------------------------
  The firm's Compensation Committee (which includes members of Emerald's board
  ----------------------------------------------------------------------------
  of directors) can adjust an individual's salary based on actual job
  -------------------------------------------------------------------
  performance. The salary grid points were chosen in concert with the Consultant
  ------------------------------------------------------------------------------
  following an industry review and comparison survey. Emerald's marketing staff
  -----------------------------------------------------------------------------
  is paid commissions based on (1) new dollars flowing into the firm and (2) the
  ------------------------------------------------------------------------------
  retention of assets over the long-term. The second stage is an annual
  ---------------------------------------------------------------------
  (short-term) Bonus Plan that keys job performance to eligibility and amount.
  ----------------------------------------------------------------------------
  The "firm-wide" component, which mandates whether or not the firm as a whole
  ----------------------------------------------------------------------------
  will pay yearly bonuses, is tied to the firm's performance relative to the
  --------------------------------------------------------------------------
  Russell 2000 Growth Index and was adopted beginning in 2000. Bonuses can range
  ------------------------------------------------------------------------------
  from zero to 200% of base salaries. If the firm's performance is sufficient to
  ------------------------------------------------------------------------------
  warrant bonus payments, the Compensation Committee decides on a percentage
  --------------------------------------------------------------------------
  payout of the eligible bonus pool to each operating unit: Portfolio
  -------------------------------------------------------------------
  Management, Research, Marketing and Operations. Finally, each unit's Managing
  -----------------------------------------------------------------------------
  Director assigns specific employee bonus amounts from the eligible pool, based
  ------------------------------------------------------------------------------
  on annual performance reviews, and with a sign-off from the Compensation
  ------------------------------------------------------------------------
  Committee. The final portion of the new plan is a Long-Term Incentive Plan,
  ---------------------------------------------------------------------------
  which is scheduled to be adopted in 2004. The Plan will award phantom stock to
  ------------------------------------------------------------------------------
  key employees, based on their job performance and the importance of their role
  ------------------------------------------------------------------------------
  within the organization. The Plan is completely discretionary and any phantom
  -----------------------------------------------------------------------------
  stock awards will be decided by the company's Compensation Committee. Prior to
  ------------------------------------------------------------------------------
  the implementation of the Plan, Emerald has consistently awarded or offered
  ---------------------------------------------------------------------------
  the purchase of direct equity ownership in the firm to key employees. Twelve
  ----------------------------------------------------------------------------
  owner/employees now either own or are eligible to purchase shares in the
  ------------------------------------------------------------------------
  company. Emerald believes it has a competitive compensation/incentive
  ---------------------------------------------------------------------
  structure relative to its industry based both on the involvement of the
  -----------------------------------------------------------------------
  Consultant and the fact that it has consistently retained its key senior
  ------------------------------------------------------------------------
  management staff over the long-term.
  ------------------------------------

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None. Our portfolio managers are prohibited from purchasing shares of this
  --------------------------------------------------------------------------
  fund.
  -----

  /s/Kenneth G. Mertz II                                    12/20/04
  ----------------------                                    --------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Kenneth G. Mertz II, CFA
  ------------------------
  Printed Name of person signing)


  President
  ---------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
               PARTNERS SMALL CAP GROWTH FUND II (PIF) FUND, INC.
                                STACEY L. SEARS
                             EMERALD ADVISERS, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Emerald has two domestic equity portfolio managers: Kenneth G. Mertz and Stacey
L. Sears. Ken Mertz manages the Banking & Finance Fund and the Technology Fund and all tax-exempt, separate account portfolios. Ken and Stacey co-manage Emerald's Growth Fund. Stacey Sears also oversees the implementation of investment ideas into our separate account taxable high-net worth client portfolios.

Ken Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Stacey Sears monitors all portfolios in wrap programs and works with Ken in supervising the trading group staff. Ken and Stacey work as a team developing strategy.


Please provide the following information as of 9/30/04 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                           3         345mm
     other pooled investment
     vehicles:                                            0           0
     other accounts:                                    120       1,182mm



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  No material conflicts of interest should arise in connection with the
  ---------------------------------------------------------------------
  portfolio manager's management of the Principal Funds and other accounts
  ------------------------------------------------------------------------
  managed by the portfolio managers. All the accounts are managed by the same
  ---------------------------------------------------------------------------
  team and have their trades grouped together in accordance with our procedures
  -----------------------------------------------------------------------------
  manual. The only differences which may arise would be due to cash flow
  ----------------------------------------------------------------------
  requirements of a mutual fund.
  ------------------------------

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Emerald has a company-wide compensation/incentive plan. A consulting firm
  -------------------------------------------------------------------------
  aided in the development of this plan. The first stage was implemented in
  -------------------------------------------------------------------------
  1999, and included a salary grid structure for all employees and job titles.
  ----------------------------------------------------------------------------
  The firm's Compensation Committee (which includes members of Emerald's board
  ----------------------------------------------------------------------------
  of directors) can adjust an individual's salary based on actual job
  -------------------------------------------------------------------
  performance. The salary grid points were chosen in concert with the Consultant
  ------------------------------------------------------------------------------
  following an industry review and comparison survey. Emerald's marketing staff
  -----------------------------------------------------------------------------
  is paid commissions based on (1) new dollars flowing into the firm and (2) the
  ------------------------------------------------------------------------------
  retention of assets over the long-term. The second stage is an annual
  ---------------------------------------------------------------------
  (short-term) Bonus Plan that keys job performance to eligibility and amount.
  ----------------------------------------------------------------------------
  The "firm-wide" component, which mandates whether or not the firm as a whole
  ----------------------------------------------------------------------------
  will pay yearly bonuses, is tied to the firm's performance relative to the
  --------------------------------------------------------------------------
  Russell 2000 Growth Index and was adopted beginning in 2000. Bonuses can range
  ------------------------------------------------------------------------------
  from zero to 200% of base salaries. If the firm's performance is sufficient to
  ------------------------------------------------------------------------------
  warrant bonus payments, the Compensation Committee decides on a percentage
  --------------------------------------------------------------------------
  payout of the eligible bonus pool to each operating unit: Portfolio
  -------------------------------------------------------------------
  Management, Research, Marketing and Operations. Finally, each unit's Managing
  -----------------------------------------------------------------------------
  Director assigns specific employee bonus amounts from the eligible pool, based
  ------------------------------------------------------------------------------
  on annual performance reviews, and with a sign-off from the Compensation
  ------------------------------------------------------------------------
  Committee. The final portion of the new plan is a Long-Term Incentive Plan,
  ---------------------------------------------------------------------------
  which is scheduled to be adopted in 2004. The Plan will award phantom stock to
  ------------------------------------------------------------------------------
  key employees, based on their job performance and the importance of their role
  ------------------------------------------------------------------------------
  within the organization. The Plan is completely discretionary and any phantom
  -----------------------------------------------------------------------------
  stock awards will be decided by the company's Compensation Committee. Prior to
  ------------------------------------------------------------------------------
  the implementation of the Plan, Emerald has consistently awarded or offered
  ---------------------------------------------------------------------------
  the purchase of direct equity ownership in the firm to key employees.
  ---------------------------------------------------------------------

  Twelve owner/employees now either own or are eligible to purchase shares in
  ---------------------------------------------------------------------------
  the company. Emerald believes it has a competitive compensation/incentive
  -------------------------------------------------------------------------
  structure relative to its industry based both on the involvement of the
  -----------------------------------------------------------------------
  Consultant and the fact that it has consistently retained its key senior
  ------------------------------------------------------------------------
  management staff over the long-term.
  ------------------------------------

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None. Our portfolio managers are prohibited from purchasing shares of this
  --------------------------------------------------------------------------
  fund.
  -----

  /s/Stacey L. Sears                                        12/20/04
  ------------------                                        --------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Stacey L. Sears
  ---------------
  Printed Name of person signing)


  Senior Vice President/Portfolio Manager
  ---------------------------------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                     FIDELITY MANAGEMENT & RESEARCH COMPANY

Cesar Hernandez is the portfolio manager of Partners International Fund and receives compensation for his services. As of October 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.


The portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is based on the pre-tax investment performance of the master account for the international investment discipline in which the fund is invested. The performance of the master account is measured against the MSCI EAFE Index (net Luxembourg tax rate adjusted). The portfolio manager's bonus is based on several components calculated separately over his tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's master accounts relative to a benchmark index assigned to each master account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, and employer administrative services.


The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund's code of ethics will adequately address such conflicts.


The following table provides information relating to other accounts managed by Mr. Hernandez as of October 31, 2004:

                              REGISTERED           OTHER POOLED         OTHER
                         INVESTMENT COMPANIES*  INVESTMENT VEHICLES    ACCOUNTS
 Number of Accounts
 Managed                           1                       3               43
 Number of Accounts
 Managed with
 Performance-Based
 Advisory Fees                     0                       0                0
 Assets Managed (in
 millions)                       194                   1,862            9,752
 Assets Managed with
 Performance-Based
 Advisory Fees (in
 millions)                         0                       0                0
*Includes Partners
International Fund.



The dollar range of shares of Partners International Fund beneficially owned by Mr. Hernandez as of October 31, 2004 was $0.

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

Prospectus disclosure

GMO's U.S. Quantitative Equity (Long only) Division

Portfolio management team--PIF-Partners LargeCap Growth Fund

Day-to-day management of the fund is the responsibility of the Quantitative Division comprised of several investment professionals associated with the Manager, and no one person is primarily responsible for day-to-day management of the fund. The Division's team members work collaboratively to manage the fund's portfolio.

Robert Soucy is the senior member of the team who allocates the portfolio among the various team members, oversees the implementation of trades on behalf of the team, reviews the overall composition of the portfolio, and monitors cash flows.

Mr. Soucy has served as the senior member of the fund's portfolio management team since 2004. At GMO, Mr. Soucy is responsible for the portfolio management of all U.S. quantitative equities portfolios. He has served as director of U.S. equity management since 2001. Prior to joining GMO in 1987, he served as a research engineer with Scientific Systems, Inc.

The SAI contains other information about how GMO determines the compensation of the team's senior member, other accounts managed by the team's senior member, and ownership of mutual fund shares by the team's senior member.

SAI disclosure

The following table sets forth additional information about the team's senior member responsible for coordinating the fund's overall portfolio management. The information provided is as of the date of the fund's most recently completed fiscal year.

------------------ ---------------------------------- ------------------------------- --------------------------------
    Portfolio
 management team      Other registered investment
  PIF-Partners       companies managed (including
 LargeCap Growth       other non-GMO mutual fund         Other pooled investment         Separate accounts managed
      Fund            subadvisory relationships)      vehicles managed (world-wide)            (world-wide)
------------------ ---------------------------------- ------------------------------- --------------------------------
------------------ ------------ --------------------- ------------ ------------------ ------------- ------------------
                    Number of       Total assets       Number of     Total assets      Number of      Total assets
                    accounts                           accounts                         accounts
------------------ ------------ --------------------- ------------ ------------------ ------------- ------------------
------------------ ------------ --------------------- ------------ ------------------ ------------- ------------------
  Robert Soucy         26        $12,802,339,713.34        2        $169,720,849.89        16       $1,929,896,660.40
------------------ ------------ --------------------- ------------ ------------------ ------------- ------------------

------------------ ---------------------------------- --------------------------- ------------------------------------
                      Other registered investment      Other pooled investment         Separate accounts managed
                    companies managed for which GMO        vehicles managed
                   receives a performance-based fee     (world-wide) for which
                    (including other non-GMO mutual         GMO receives a            (world-wide) for which GMO
                    fund subadvisory relationships)     performance-based fee      receives a performance-based fee
------------------ ---------------------------------- --------------------------- ------------------------------------
------------------ ------------ --------------------- ------------- ------------- -------------- ---------------------
                    Number of      Total assets*       Number of       Total        Number of       Total assets*
                    accounts*                          accounts*      assets*       accounts*
------------------ ------------ --------------------- ------------- ------------- -------------- ---------------------
------------------ ------------ --------------------- ------------- ------------- -------------- ---------------------
  Robert Soucy          3        $3,393,781,832.74         0             0              4         $1,055,125,144.64
------------------ ------------ --------------------- ------------- ------------- -------------- ---------------------

* Subset of accounts and assets noted above

Description of material conflicts: Whenever a portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and such other accounts. GMO believes several factors limit the presence of conflicts between the fund and other similar stock accounts managed by the portfolio management team or individual members of the team. First, discipline and constraints are imposed because the investment programs of the fund and other similar accounts are determined based on quantitative models. Second, all portfolio management team members are aware of and abide by GMO's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist where similar accounts are traded in a common trading environment. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the portfolio management team and GMO's Investment Analysis team to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows.

Description of the structure of, and the method used to determine, the compensation of each member of the fund's portfolio management team: The senior member of the fund's portfolio management team is a member (partner) of GMO. The compensation for the senior member consists of a base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. The base salary is decided by GMO's Compensation Committee taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The level of partnership interest is agreed upon by GMO's Compensation Committee taking into account the individual's contribution to GMO and its mission statement. A discretionary bonus may be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person's compensation is based on his or her individual performance, GMO does not have a typical percentage split among base, bonus and other compensation. GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.

Dollar range of fund securities owned by each member of the fund's portfolio management team: As of the fund's most recently completed fiscal year, the senior member of the team has no beneficial interest in the fund's shares.

                         GOLDMAN SACHS ASSET MANAGEMENT

     Portfolio Management Compensation Disclosure - Quantitative Equity Team

Base Salary and Performance Bonus. GSAM and the GSAM Quantitative Equity Team's (the "QE Team") compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager's individual performance; his or her contribution to the overall performance of QE strategies and annual revenues in the investment strategy which in part is derived from advisory fees and for certain accounts, performance based fees.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the teams' pre-tax performance exceeded performance benchmarks over a one, three and five year period (2) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition the other factors that are also considered when the amount of performance bonus is determined: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team achieved top tier rankings and ratings; and (3) whether the team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for these Funds is the S&P 500 Index.

GSAM and the QE Team's decision may also be influenced by the following: the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

Conflicts of Interest. GSAM's portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

            Portfolio Management Compensation Disclosure - Value Team


GSAM and the GSAM Value Team's (the "Value Team") compensation package for its portfolio mangers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. Anticipated compensation levels among competitor firms may also be considered, but is not a principal factor.

The performance bonus is significantly influenced by 3 Year period of investment performance. The following criteria are considered:

o        Individual performance (relative, absolute)
o        Team Performance (relative, absolute)
o        Consistent performance that aligns with clients' objectives
o        Achievement of top rankings (relative and competitive)


The investment performance mentioned above is considered only on a pre-tax basis. As it relates to relative performance, the benchmark for this Fund is the Russell Mid Cap Value Index. As mentioned above, performance is measured on a 3 Year basis.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

Conflicts of Interest. GSAM's portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

                    Annex A - Portfolio Managers to be listed


---------------------------------------- --------------------------------------
Fund Name                                PMs primarily responsible for
                                         day-to-day management of Fund
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
Principal Large Cap Blend Fund
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
                                         Melissa Brown
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
                                         Gary Chropuvka
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------

---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
Principal Partners Mid Cap Value Fund    Eileen Rominger
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
                                         Sally P. Davis
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
                                         Dolores Bamford
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
                                         Andy Braun
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
                                         Lisa Parisi
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
                                         Sean Gallagher
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
                                         David Berdon
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
                                         Andy Braun
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
                                         Scott Carroll
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
                                         Edward Perkin
---------------------------------------- --------------------------------------

                   Annex B - List of Accounts as of 10/31/04


 Name of PM or Team Member          Type of Accounts              Total          Total Assets     # of Accounts     Total Assets
                                    ----------------                                  -------
                                                                                                   Managed that
                                                                                                   Advisory Fee     that Advisory
                                                              # of Accounts                         Based on        Fee Based on
                                                                           -                                -                -
                                                                 Managed                           Performance       Performance
Quantitative Equity Team
1.  _Melissa Brown_______         Registered Investment             30               6554
                                  Companies:
                                  Other Pooled Investment           5                2069               1                106
                                  Vehicles:
                                  Other Accounts:                   89              14546               18              3690


2. _Gary Chropuvka______          Registered Investment             31               6648
                                  Companies:
                                  Other Pooled Investment           5                2069               1                106
                                  Vehicles:
                                  Other Accounts:                  232              15821               18              3690

Value Team
Eileen Rominger                   Registered Investment             19             7.9 bil              0                 0
                                  Companies:
                                  Other Pooled Investment           0                 0                 0                 0
                                  Vehicles:
                                  Other Accounts:                  306             4.1 bil              1             104.2 mil


Dolores Bamford                   Registered Investment             19             7.9 bil              0                 0
                                  Companies:
                                  Other Pooled Investment           0                 0                 0                 0
                                  Vehicles:
                                  Other Accounts:                  306             4.1 bil              1             104.2 mil


Lisa Parisi                       Registered Investment             19             7.9 bil              0                 0
                                  Companies:
                                  Other Pooled Investment           0                 0                 0                 0
                                  Vehicles:
                                  Other Accounts:                  306             4.1 bil              1             104.2 mil


Sean Gallagher                    Registered Investment             13             5.2 bil              0                 0
                                  Companies:
                                  Other Pooled Investment           0                 0                 0                 0
                                  Vehicles:
                                  Other Accounts:                  280             3.5 bil              1             104.2 mil


Edward Perkin                     Registered Investment             13             5.2 bil              0                 0
                                  Companies:
                                  Other Pooled Investment           0                 0                 0                 0
                                  Vehicles:
                                  Other Accounts:                  280             3.5 bil              1             104.2 mil


Sally Pope Davis                  Registered Investment             13             5.2 bil              0                 0
                                  Companies:
                                  Other Pooled Investment           0                 0                 0                 0
                                  Vehicles:
                                  Other Accounts:                  280             3.5 bil              1             104.2 mil


Andy Braun                        Registered Investment             13             5.2 bil              0                 0
                                  Companies:
                                  Other Pooled Investment           0                 0                 0                 0
                                  Vehicles:
                                  Other Accounts:                  280             3.5 bil              1             104.2 mil


Scott Carroll                     Registered Investment             19             7.9 bil              0                 0
                                  Companies:
                                  Other Pooled Investment           0                 0                 0                 0
                                  Vehicles:
                                  Other Accounts:                  306             4.1 bil              1             104.2 mil


                                         Type of Accounts
David Berdon                      Registered Investment             19             7.9 bil              0                 0
                                  Companies:
                                  Other Pooled Investment           0                 0                 0                 0
                                  Vehicles:
                                  Other Accounts:                  306             4.1 bil              1             104.2 mil

                        Annex C - Disclosure of Ownership

-------------------------------- --------------------- --------------------
Portfolio Manager                Principal Large Cap    Principal Mid Cap
                                        Blend                 Value
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Melissa Brown                             0
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Gary Chropuvka                            0
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------

-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Value Team
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Eileen Rominger                                                 0
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Sally P. Davis                                                  0
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Dolores Bamford                                                 0
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Andy Braun                                                      0
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Lisa Parisi                                                     0
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Sean Gallagher                                                  0
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
David Berdon                                                    0
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Andy Braun                                                      0
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Scott Carroll                                                   0
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Edward Perkin                                                   0
-------------------------------- --------------------- --------------------


Due to Goldman Sachs Asset Management, L.P.'s ("GSAM") internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.


                     J.P. MORGAN INVESTMENT MANAGEMENT INC.

                         PRINCIPAL INVESTORS FUND, INC.
                       Information as of October 31, 2004

--------------------------------------------------------------------------------
                       Small Cap Value 1 Account ("Fund")
               J.P. Morgan Investment Management Inc. ("Adviser")
--------------------------------------------------------------------------------
--------------------------- ----------------------------------------------------
(a)(1) Identify portfolio (a)(2) For each person identified in column (a)(1), provide (a)(3) For each of the categories in column (a)(2), provide number manager(s) of the Adviser number of other accounts managed by the person within each of accounts and the total assets in the accounts with respect to to be named in the Fund category below and the total assets in the accounts managed which the advisory fee is based on the performance of the account prospectus within each category below

---------------------- ------------------------------------------------------------- -----------------------
---------------------- --------------------- ------------------- ------------------- -----------------------
                       Registered            Other Pooled        Other Accounts      Registered Investment
                       Investment Companies  Investment                              Companies
                                             Vehicles
---------------------- --------------------- ------------------- ------------------- -----------------------
---------------------- ---------- ---------- ---------- -------- ---------- -------- ---------- ------------
                       Number     Total      Number     Total    Number     Total    Number of  Total Assets
                       of         Assets     of         Assets   of         Assets   Accounts
                       Accounts              Accounts            Accounts
---------------------- ---------- ---------- ---------- -------- ---------- -------- ---------- ------------
---------------------- ---------- ---------- ---------- -------- ---------- -------- ---------- ------------
                                  $1.252                $1.390              $287
Chris T. Blum, V.P.    8          billion    9          billion  3          million
---------------------- ---------- ---------- ---------- -------- ---------- -------- ---------- ------------

--------------------------------------------
------------------------ -------------------
Other Pooled             Other Accounts
Investment Vehicles

------------------------ -------------------
----------- ------------ --------- ---------
Number of   Total Assets Number of Total
Accounts                 Accounts  Assets

----------- ------------ --------- ---------
----------- ------------ --------- ---------


----------- ------------ --------- ---------

(a)(4) Description of any Potential Material Conflicts of Interest that may arise in connection with the portfolio manager's management of the Fund and other accounts.

The chart above shows the number, type and market value as of 12/31/04 of the accounts other than the Fund that are managed by the Fund's portfolio manager. The potential material conflicts of interest that may arise in connection with the portfolio manager's management of the Fund and the management of these other accounts include:

1. A conflict between investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager.

2. A conflict in allocation of investment opportunities between the Fund and the other accounts managed by the portfolio manager. However, the Adviser's allocation practices are designed to achieve fair and equitable allocation of investment opportunities among its clients over time. Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. For equity securities, partially completed orders generally will be allocated among accounts with similar investment objectives and strategies on a pro-rata average price basis, subject to certain limited exceptions. One such exception provides that if an allocation results in a de minimis allocation relative to the size of the account or its investment strategy, the allocation may be reallocated to other accounts.

     The similarity of guidelines and objectives for many accounts in combination with thin markets, price volatility or lack of liquidity in the market may require that a block order be filled in multiple executions extending over several days. To promote fair and equitable allocation over time each account is allocated shares on a pro-rata basis to their original order. In certain circumstances the partial fills of the order could result in a client receiving an uneconomic allocation due to fixed transaction costs and custody costs. In these circumstances the traders may exclude small orders until such time as 50% of the total order is complete. At this stage the small orders will be executed. Under this process smaller orders will lag in the early part of the order but will be 100% filled before the completion of the total order.

     Thus, while aggregation of the Fund's order for a security with orders for the Adviser's other clients seeks to achieve an equitable allocation of the order between the Fund and the Adviser's other clients, it may adversely affect the size of the position the Fund may obtain or the price paid or received by the Fund.

3. The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same the extent as the other accounts managed by the portfolio manager.

     (b)  Fund Manager Compensation

          The Adviser's portfolio managers participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable bonus consisting of cash incentives, stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

          Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

          Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

     (c)  Ownership of Securities

------------------------ -------------- ---------------- --------------------- ----------------------
Portfolio Manager        None           $1-$10,000       $10,001-$50,000       $50,001-$100,000

------------------------ -------------- ---------------- --------------------- ----------------------
------------------------ -------------- ---------------- --------------------- ----------------------
Chris T. Blum            X
------------------------ -------------- ---------------- --------------------- ----------------------

- ----------------------- ---------------- -----------------
  $100,001-$500,000       $500,001 -       over
                          $1,000,000       $1,000,000
- ----------------------- ---------------- -----------------
- ----------------------- ---------------- -----------------

- ----------------------- ---------------- -----------------

             LOS ANGELES CAPITAL MANAGEMENT & EQUITY RESEARCH, INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                         PARTNERS SMALL CAP VALUE FUND
                                  DAVE BORGER
             LOS ANGELES CAPITAL MANAGEMENT & EQUITY RESEARCH, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


All accounts are managed on a team basis. Each portfolio manager serves as a member of the investment committee.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          6     $431.7million
     other pooled investment
     vehicles:                                           0          0
     other accounts:                                    25        2.6billion


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0         0
     other pooled investment
     vehicles:                                           0         0
     other accounts:                                     2      $420million



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  All accounts are managed in a consistent fashion based on the firm's Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the

  Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in the portfolio.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Dave Borger                                            12/02/2004
  --------------                                            ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dave Borger
  -----------
  Printed Name of person signing)


  Director of Research
  --------------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                         PARTNERS SMALL CAP VALUE FUND
                                CHRISTINE KUGLER
             LOS ANGELES CAPITAL MANAGEMENT & EQUITY RESEARCH, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


All accounts are managed on a team basis. Each portfolio manager serves as a member of the investment committee.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          6     $431.7million
     other pooled investment
     vehicles:                                           0          0
     other accounts:                                    25        2.6billion

    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0         0
     other pooled investment
     vehicles:                                           0         0
     other accounts:                                     2      $420million



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  All accounts are managed in a consistent fashion based on the firm's Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in the portfolio.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Christine Kugler                                       12/02/2004
  -------------------                                       ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Christine Kugler
  ----------------
  Printed Name of person signing)


  Director of Implementation
  --------------------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                         PARTNERS SMALL CAP VALUE FUND
                                 STUART MATSUDA
             LOS ANGELES CAPITAL MANAGEMENT & EQUITY RESEARCH, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


All accounts are managed on a team basis. Each portfolio manager serves as a member of the investment committee.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          6     $431.7million
     other pooled investment
     vehicles:                                           0          0
     other accounts:                                    25        2.6billion


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0         0
     other pooled investment
     vehicles:                                           0         0
     other accounts:                                     2      $420million



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  All accounts are managed in a consistent fashion based on the firm's Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in the portfolio.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Stuart Matsuda                                         12/02/2004
  -----------------                                         ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Stuart Matsuda
  --------------
  Printed Name of person signing)


  Director of Trading
  -------------------

   INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                         PARTNERS SMALL CAP VALUE FUND
                                  HAL REYNOLDS
             LOS ANGELES CAPITAL MANAGEMENT & EQUITY RESEARCH, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


All accounts are managed on a team basis. Each portfolio manager serves as a member of the investment committee.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          6     $431.7million
     other pooled investment
     vehicles:                                           0          0
     other accounts:                                    25        2.6billion


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0         0
     other pooled investment
     vehicles:                                           0         0
     other accounts:                                     2      $420million

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  All accounts are managed in a consistent fashion based on the firm's Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in the portfolio.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Hal Reynolds                                           12/02/2004
  ---------------                                           ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Hal Reynolds
  ------------
  Printed Name of person signing)


  Chief Investment Officer
  ------------------------

   INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                         PARTNERS SMALL CAP VALUE FUND
                                  TOM STEVENS
             LOS ANGELES CAPITAL MANAGEMENT & EQUITY RESEARCH, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

All accounts are managed on a team basis. Each portfolio manager serves as a member of the investment committee.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          6     $431.7million
     other pooled investment
     vehicles:                                           0          0
     other accounts:                                    25        2.6billion


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0         0
     other pooled investment
     vehicles:                                           0         0
     other accounts:                                     2      $420million






  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  All accounts are managed in a consistent fashion based on the firm's Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in the portfolio.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Tom Stevens                                            12/02/2004
  --------------                                            ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Tom Stevens
  -----------
  Printed Name of person signing)


  President
  ---------

   INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                        MAZAMA CAPITAL MANAGEMENT, INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
   PRINCIPAL INVESTORS FUND, INC - PARTNERS SMALL CAP GROWTH FUND III SERIES
                                STEPHEN C. BRINK
                        MAZAMA CAPITAL MANAGEMENT, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         10       978,875,848
     other pooled investment
     vehicles:                                           2        85,432,731
     other accounts:                                    62     3,380,828,408


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1      104,892,659



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  There are no material conflicts of interest in connection with the Portfolio Manager's management of the Fund's investments.


   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.


  Each Portfolio Manager and Research Analyst ("Investment Team") receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. The performance based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management. The Investment Team manages the portfolios in aggregate terms, focusing on the overall strategy, which is then implemented at the portfolio level. In other words, the Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Instead, they are compensated based on overall fees received by the firm. This incentive compensation structure keeps each member of the team focused on the relative performance of the aggregate portfolio versus its benchmark. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and those of the Russell 2500 Growth Index.


  Equity incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total, including founding equity, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  MCM employees are unable to invest in shares of the Fund unless they do so through a bundled 401(k) plan or other multi-product offering of Principal Financial Group.


  /s/Brian P. Alfrey                                        12/06/2004
  ------------------                                        ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Brian P. Alfrey
  ---------------
  Printed Name of person signing)


  EVP/COO
  -------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
   PRINCIPAL INVESTORS FUND, INC - PARTNERS SMALL CAP GROWTH FUND III SERIES
                                RONALD A. SAUER
                        MAZAMA CAPITAL MANAGEMENT, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         10       978,875,848
     other pooled investment
     vehicles:                                           2        85,432,731
     other accounts:                                    62     3,380,828,408


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1      104,892,659



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  There are no material conflicts of interest in connection with the Portfolio Manager's management of the Fund's investments.


   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.


  Each Portfolio Manager and Research Analyst ("Investment Team") receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. The performance based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management. The Investment Team manages the portfolios in aggregate terms, focusing on the overall strategy, which is then implemented at the portfolio level. In other words, the Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation.

  Instead, they are compensated based on overall fees received by the firm. This incentive compensation structure keeps each member of the team focused on the relative performance of the aggregate portfolio versus its benchmark. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and those of the Russell 2500 Growth Index.


  Equity incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total, including founding equity, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  MCM employees are unable to invest in shares of the Fund unless they do so through a bundled 401(k) plan or other multi-product offering of Principal Financial Group.


  /s/Brian P. Alfrey                                        12/06/2004
  ------------------                                        ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Brian P. Alfrey
  ---------------
  Printed Name of person signing)


  EVP/COO
  -------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                         MELLON EQUITY ASSOCIATES, LLP

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
               PRINCIPAL INVESTORS FUND - PARTNERS SMALLCAP BLEND
                     RONALD P. GALA, CFA, PORTFOLIO MANAGER
                         MELLON EQUITY ASSOCIATES, LLP

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                    10      611,354,185


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     2      112,144,869



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.





  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Mellon Equity provides market-based compensation and incentives that promote individual accountability and commitment to the firm. All investment professionals receive competitive salaries supplemented by a profit-based bonus. Bonus payments may be substantial and are based on the pre-tax net income of Mellon Equity. In calculating bonus payments consideration is given to individual performance (45% of total) and contribution to the firm (40% of total), with the remaining 15% left to the discretion of the President of Mellon Equity as a subjective component. Bonuses are partially deferred with ultimate payment linked to continued employment.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Ronald P. Gala                                         12-13-04
  -----------------                                         --------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Ronald P. Gala
  --------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
               PRINCIPAL INVESTORS FUND - PARTNERS SMALLCAP BLEND
                    WILLIAM C. JURIK, CFA, PORTFOLIO MANAGER
                         MELLON EQUITY ASSOCIATES, LLP

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3      $140,519,518
     other pooled investment
     vehicles:                                           0                 0
     other accounts:                                     0                 0

    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.





  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Mellon Equity provides market-based compensation and incentives that promote individual accountability and commitment to the firm. All investment professionals receive competitive salaries supplemented by a profit-based bonus. Bonus payments may be substantial and are based on the pre-tax net income of Mellon Equity. In calculating bonus payments consideration is given to individual performance (45% of total) and contribution to the firm (40% of total), with the remaining 15% left to the discretion of the President of Mellon Equity as a subjective component. Bonuses are partially deferred with ultimate payment linked to continued employment.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/William C. Jurik                                       12-13-04
  -------------------                                       --------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  William C. Jurik
  ----------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
               PRINCIPAL INVESTORS FUND - PARTNERS SMALLCAP BLEND

                    JOHN R. O'TOOLE, CFA, PORTFOLIO MANAGER
                         MELLON EQUITY ASSOCIATES, LLP

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3     $  649,065,326
     other pooled investment
     vehicles:                                           3         70,065,304
     other accounts:                                    20      1,229,835,904


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     4      $48,647,935



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.





  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Mellon Equity provides market-based compensation and incentives that promote individual accountability and commitment to the firm. All investment professionals receive competitive salaries supplemented by a profit-based bonus. Bonus payments may be substantial and are based on the pre-tax net income of Mellon Equity. In calculating bonus payments consideration is given to individual performance (45% of total) and contribution to the firm (40% of total), with the remaining 15% left to the discretion of the President of Mellon Equity as a subjective component. Bonuses are partially deferred with ultimate payment linked to continued employment.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/John R. O'Toole                                        12/13/04
  ------------------                                        --------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  John R. O'Toole, CFA
  --------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
               PRINCIPAL INVESTORS FUND - PARTNERS SMALLCAP BLEND
                    MARK W. SIKORSKI, CFA, PORTFOLIO MANAGER
                         MELLON EQUITY ASSOCIATES, LLP

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          2      $205,095,004
     other pooled investment
     vehicles:                                           1       102,350,658
     other accounts:                                    11       263,815,187


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.





  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Mellon Equity provides market-based compensation and incentives that promote individual accountability and commitment to the firm. All investment professionals receive competitive salaries supplemented by a profit-based bonus. Bonus payments may be substantial and are based on the pre-tax net income of Mellon Equity. In calculating bonus payments consideration is given to individual performance (45% of total) and contribution to the firm (40% of total), with the remaining 15% left to the discretion of the President of Mellon Equity as a subjective component. Bonuses are partially deferred with ultimate payment linked to continued employment.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Mark W. Sikorski, CFA                                  12/15/04
  ------------------------                                  --------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Mark W. Sikorski, CFA
  ---------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                       NEUBERGER BERMAN MANAGEMENT, INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
          PRINCIPAL INVESTORS FUND, INC. - PARTNERS MIDCAP VALUE FUND
                                DAVID DIDOMINICO
                        NEUBERGER BERMAN MANAGEMENT INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          8     $2,434,000,000
     other pooled investment
     vehicles:                                           0                  0
     other accounts:                                     2         37,000,000


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Portfolio Managers managing institutional funds are compensated on a salaried basis and are eligible for discretionary bonuses, which are in the form of cash and conditional equity awards (restricted stock units and/or stock options). Elements of consideration for the discretionary bonuses are overall fund performance in relation to their peers, ability to attract and retain clients, assets under management, the current market conditions and overall contribution to the firm. Managers are also evaluated on their willingness and effectiveness to work with sales staff, their franchise building activities, teamwork, people development and product development.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None - sub-advised relationship


  /s/David DiDomenico                                       12/20/2004
  -------------------                                       ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  David DiDomenico
  ----------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
          PRINCIPAL INVESTORS FUND, INC. - PARTNERS MIDCAP VALUE FUND
                               ANDREW WELLINGTON
                        NEUBERGER BERMAN MANAGEMENT INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          8     $2,434,000,000
     other pooled investment
     vehicles:                                           0                  0
     other accounts:                                     2         37,000,000

    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


5. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Portfolio Managers managing institutional funds are compensated on a salaried basis and are eligible for discretionary bonuses, which are in the form of cash and conditional equity awards (restricted stock units and/or stock options). Elements of consideration for the discretionary bonuses are overall fund performance in relation to their peers, ability to attract and retain clients, assets under management, the current market conditions and overall contribution to the firm. Managers are also evaluated on their willingness and effectiveness to work with sales staff, their franchise building activities, teamwork, people development and product development.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None - sub-advised relationship


  /s/Andrew Wellington                                      12/20/2004
  --------------------                                      ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Andrew Wellington
  -----------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                           PRINCIPAL GLOBAL INVESTORS

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                           BOND & MORTGAGE SECURITIES
                              WILLIAM C. ARMSTRONG
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4     1,126,974,179
 other pooled investment vehicles:                      3     6,008,367,995
 other accounts:                                       11       563,448,697



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       0                0
 other pooled investment vehicles:                      0                0
 other accounts:                                        1       22,503,525



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $10,001-$50,000


  /s/William C. Armstrong                                   2/22/2005
  -----------------------                                   ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  William C. Armstrong
  --------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                           BOND & MORTGAGE SECURITIES
                                TIMOTHY WARRICK
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4     1,126,974,179
 other pooled investment vehicles:                      3     6,008,367,995
 other accounts:                                       11       563,448,697



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       0                0
 other pooled investment vehicles:                      0                0
 other accounts:                                        1       22,503,525

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $10,001-$50,000


  /s/Timothy Warrick                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Timothy Warrick
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                              CAPITAL PRESERVATION
                               MICHAEL R. JOHNSON
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4       769,646,414
 other pooled investment vehicles:                      1     4,050,965,773
 other accounts:                                        0                 0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Michael R. Johnson                                     2/22/2005
  ---------------------                                     ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Michael R. Johnson
  ------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/                  Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                              CAPITAL PRESERVATION
                                   TRACY REEG
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4       769,646,414
 other pooled investment vehicles:                      1     4,050,965,773
 other accounts:                                        0                 0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Tracy Reeg                                             2/22/2005
  -------------                                             ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Tracy Reeg
  ----------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                              CAPITAL PRESERVATION
                                ALICE ROBERTSON
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4       769,646,414
 other pooled investment vehicles:                      1     4,050,965,773
 other accounts:                                        0                 0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Alice Robertson                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Alice Robertson
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                             GOVERNMENT SECURITIES
                                 MARK KARSTROM
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       3       448,421,170
 other pooled investment vehicles:                      1     1,099,704,054
 other accounts:                                        1        44,477,279



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Mark Karstrom                                          2/22/2005
  ----------------                                          ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Mark Karstrom
  -------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                             GOVERNMENT SECURITIES
                               MARTIN J. SCHAFER
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4     1,045,806,140
 other pooled investment vehicles:                      3     1,428,853,921
 other accounts:                                        3       292,479,793



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Martin J. Schafer                                      2/22/2005
  --------------------                                      ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Martin J. Schafer
  -----------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                           HIGH QUALITY INTERMEDIATE
                              WILLIAM C. ARMSTRONG
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4     1,126,974,179
 other pooled investment vehicles:                      3     6,008,367,995
 other accounts:                                       11       563,448,697



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       0                0
 other pooled investment vehicles:                      0                0
 other accounts:                                        1       22,503,525

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/William C. Armstrong                                   2/22/2005
  -----------------------                                   ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  William C. Armstrong
  --------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                           HIGH QUALITY INTERMEDIATE
                                TIMOTHY WARRICK
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4     1,126,974,179
 other pooled investment vehicles:                      3     6,008,367,995
 other accounts:                                       11       563,448,697



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       0                0
 other pooled investment vehicles:                      0                0
 other accounts:                                        1       22,503,525



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Timothy Warrick                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Timothy Warrick
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                          HIGH QUALITY LONG-TERM BOND
                               MARTIN J. SCHAFER
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4     1,045,806,140
 other pooled investment vehicles:                      3     1,428,853,921
 other accounts:                                        3       292,479,793



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Martin J. Schafer                                      2/22/2005
  --------------------                                      ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Martin J. Schafer
  -----------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                          HIGH QUALITY SHORT-TERM BOND
                               MARTIN J. SCHAFER
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4     1,045,806,140
 other pooled investment vehicles:                      3     1,428,853,921
 other accounts:                                        3       292,479,793



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Martin J. Schafer                                      2/22/2005
  --------------------                                      ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Martin J. Schafer
  -----------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                         INTERNATIONAL EMERGING MARKETS
                              MICHAEL A. MARUSIAK
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       3      115,705,180
 other pooled investment vehicles:                      1      263,806,591
 other accounts:                                        7      267,535,645



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $10,001-$50,000


  /s/Michael A. Marusiak                                    2/22/2005
  ----------------------                                    ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Michael A. Marusiak
  -------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                         INTERNATIONAL EMERGING MARKETS
                               MICHAEL L. REYNAL
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       3      115,705,180
 other pooled investment vehicles:                      1      263,806,591
 other accounts:                                        7      267,535,645



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $10,001-$50,000


  /s/Michael L. Reynal                                      2/22/2005
  --------------------                                      ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Michael L. Reynal
  -----------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                INTERNATIONAL I
                              PAUL H. BLANKENHAGEN
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4       478,299,205
 other pooled investment vehicles:                      1     1,611,134,574
 other accounts:                                        3        62,839,026



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Paul H. Blankenhagen                                   2/22/2005
  -----------------------                                   ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Paul H. Blankenhagen
  --------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                INTERNATIONAL I
                                  JULIET COHN
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       9      529,880,450
 other pooled investment vehicles:                      0                0
 other accounts:                                        0                0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Juliet Cohn                                            2/22/2005
  --------------                                            ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Juliet Cohn
  -----------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                INTERNATIONAL II
                                  STEVE LARSON
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       1      385,182,637
 other pooled investment vehicles:                      0                0
 other accounts:                                        0                0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Steve Larson                                           2/22/2005
  ---------------                                           ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Steve Larson
  ------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                INTERNATIONAL II
                                 MUSTAFA SAGUN
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       2      263,070,045
 other pooled investment vehicles:                      2       44,735,387
 other accounts:                                       12      309,477,226



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Mustafa Sagun                                          2/22/2005
  ----------------                                          ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Mustafa Sagun
  -------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                             LARGE CAP BLEND FUND I
                                 MUSTAFA SAGUN
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       2      263,070,045
 other pooled investment vehicles:                      2       44,735,387
 other accounts:                                       12      309,477,226



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Mustafa Sagun                                          2/22/2005
  ----------------                                          ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Mustafa Sagun
  -------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                             LARGE CAP BLEND FUND I
                                 JEFF SCHWARTE
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).



1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       5      816,682,816
 other pooled investment vehicles:                      4      658,299,938
 other accounts:                                        5      160,880,453



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Jeff Schwarte                                          2/22/2005
  ----------------                                          ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Jeff Schwarte
  -------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                LARGE CAP GROWTH
                                    PAUL DOW
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       3      562,579,970
 other pooled investment vehicles:                      2      633,384,925
 other accounts:                                        0                0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.





  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.





  /s/Paul Dow                                               2/22/2005
  -----------                                               ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Paul Dow
  --------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                LARGE CAP GROWTH
                                 JEFF SCHWARTE
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       5      816,682,816
 other pooled investment vehicles:                      4      658,299,938
 other accounts:                                        5      160,880,453



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Jeff Schwarte                                          2/22/2005
  ----------------                                          ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Jeff Schwarte
  -------------
  Printed Name of person signing)

  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                            LARGE CAP S&P 500 INDEX
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       8     1,144,108,466
 other pooled investment vehicles:                      3     6,534,277,617
 other accounts:                                        4       601,927,817



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                LARGE CAP VALUE
                                 JOHN PIHLBLAD
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       3      709,488,451
 other pooled investment vehicles:                      2      485,779,878
 other accounts:                                        0                0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/John Pihlblad                                          2/22/2005
  ----------------                                          ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  John Pihlblad
  -------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                 MID CAP BLEND
                                K. WILLIAM NOLIN
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       3       979,481,897
 other pooled investment vehicles:                      1     1,269,298,391
 other accounts:                                        0                 0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/K. William Nolin                                       2/22/2005
  -------------------                                       ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  K. William Nolin
  ----------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                 MID CAP GROWTH
                                  MARK MCGREW
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       1       21,623,327
 other pooled investment vehicles:                      1      178,746,761
 other accounts:                                        0                0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Mark McGrew                                            2/22/2005
  --------------                                            ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Mark McGrew
  -----------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                             MID CAP S&P 400 INDEX
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       8     1,144,109,466
 other pooled investment vehicles:                      3     6,534,277,617
 other accounts:                                        4       601,927,817



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.





  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                 MID CAP VALUE
                              CATHERINE A. ZAHARIS
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       1       80,206,045
 other pooled investment vehicles:                      1      863,477,351
 other accounts:                                        0                0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Catherine A. Zaharis                                   2/22/2005
  -----------------------                                   ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Catherine A. Zaharis
  --------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                  MONEY MARKET
                               MICHAEL R. JOHNSON
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4       769,646,414
 other pooled investment vehicles:                      1     4,050,965,773
 other accounts:                                        0                 0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Michael R. Johnson                                     2/22/2005
  ---------------------                                     ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Michael R. Johnson
  ------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                  MONEY MARKET
                                   TRACY REEG
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4       769,646,414
 other pooled investment vehicles:                      1     4,050,965,773
 other accounts:                                        0                 0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Tracy Reeg                                             2/22/2005
  -------------                                             ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Tracy Reeg
  ----------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                  MONEY MARKET
                                ALICE ROBERTSON
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4       769,646,414
 other pooled investment vehicles:                      1     4,050,965,773
 other accounts:                                        0                 0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Alice Robertson                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Alice Robertson
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                            PRINCIPAL LIFETIME 2010
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       8     1,144,109,466
 other pooled investment vehicles:                      3     6,534,277,617
 other accounts:                                        4       601,927,817



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                            PRINCIPAL LIFETIME 2020
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       8     1,144,109,466
 other pooled investment vehicles:                      3     6,534,277,617
 other accounts:                                        4       601,927,817



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                            PRINCIPAL LIFETIME 2030
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       8     1,144,109,466
 other pooled investment vehicles:                      3     6,534,277,617
 other accounts:                                        4       601,927,817



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $1-$10,000


  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                            PRINCIPAL LIFETIME 2040
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       8     1,144,109,466
 other pooled investment vehicles:                      3     6,534,277,617
 other accounts:                                        4       601,927,817



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $1-$10,000


  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                            PRINCIPAL LIFETIME 2050
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       8     1,144,109,466
 other pooled investment vehicles:                      3     6,534,277,617
 other accounts:                                        4       601,927,817



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                      PRINCIPAL LIFETIME STRATEGIC INCOME
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       8     1,144,109,466
 other pooled investment vehicles:                      3     6,534,277,617
 other accounts:                                        4       601,927,817



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $1-$10,000


  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                SMALL CAP BLEND
                                 MUSTAFA SAGUN
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       2      263,070,045
 other pooled investment vehicles:                      2       44,735,387
 other accounts:                                       12      309,477,226



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Mustafa Sagun                                          2/22/2005
  ----------------                                          ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Mustafa Sagun
  -------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                SMALL CAP BLEND
                                  TODD SANDERS
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       3       283,182,270
 other pooled investment vehicles:                      2     1,758,240,951
 other accounts:                                        0                 0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Todd Sanders                                           2/22/2005
  ---------------                                           ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Todd Sanders
  ------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                SMALLCAP GROWTH
                               CHRIS D. GUINTHER
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       1       26,315,103
 other pooled investment vehicles:                      1      391,480,763
 other accounts:                                        0                0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Chris D. Guinther                                      2/22/2005
  --------------------                                      ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Chris D. Guinther
  -----------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                            SMALL CAP S&P 600 INDEX
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       8     1,144,109,466
 other pooled investment vehicles:                      3     6,534,277,617
 other accounts:                                        4       601,927,817



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $10,001-$50,000


  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                SMALL CAP VALUE
                                THOMAS MORABITO
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       1       59,781,710
 other pooled investment vehicles:                      1      232,518,706
 other accounts:                                        0                0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Thomas Morabito                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Thomas Morabito
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                        PRINCIPAL REAL ESTATE INVESTORS
                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                             REAL ESTATE SECURITIES
                                   KELLY RUSH

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3      626,253,384
     other pooled investment
     vehicles:                                           3        3,506,660
     other accounts:                                    13       62,178,948



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1       17,611,582



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/
  ---
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  /s/
  ---
  Printed Name of person signing)


  /s/
  ---
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/
  ----------------------------------------

                           SPECTRUM ASSET MANAGEMENT

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                              PREFERRED SECURITIES
                               L. PHILLIP JACOBY
                           SPECTRUM ASSET MANAGEMENT

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         13     8,357,579,254
     other pooled investment
     vehicles:                                           7     1,259,284,518
     other accounts:                                    39     1,716,950,676



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/L. Phillip Jacoby
  --------------------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  L. Phillip Jacoby
  -----------------
  Printed Name of person signing)



  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                              PREFERRED SECURITIES
                               BERNARD M. SUSSMAN
                           SPECTRUM ASSET MANAGEMENT

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         13     8,357,579,254
     other pooled investment
     vehicles:                                           7     1,259,284,518
     other accounts:                                    39     1,716,950,676



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Bernard M. Sussman
  ---------------------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Bernard M. Sussman
  ------------------
  Printed Name of person signing)



  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                         T. ROWE PRICE ASSOCIATES, INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
          PRINCIPAL INVESTORS FUND, INC.-PARTNERS LARGECAP BLEND FUND
                              WILLIAM J. STROMBERG
                         T. ROWE PRICE ASSOCIATES, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          1    $   85.3million
     other pooled investment
     vehicles:                                           1        99.9million
     other accounts:                                    10     2,849.9million



    Please note the information above does not include any of the funds for which T. Rowe Price serves as subadviser for Principal Management Corporation. The assets above have not yet been reconciled, and therefore, are subject to change.


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question. Please see the attached Equity Trade Allocation Guidelines for more information.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

  Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

  Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

  Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

  All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits.

  This compensation structure is used for all portfolios managed by the portfolio manager.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Darrell N. Braman                                      12/21/2004
  --------------------                                      ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Darrell N. Braman
  -----------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
          PRINCIPAL INVESTORS FUND, INC.-PARTNERS LARGECAP BLEND FUND
                               RICHARD T. WHITNEY
                         T. ROWE PRICE ASSOCIATES, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          1    $   85.3million
     other pooled investment
     vehicles:                                           1        99.9million
     other accounts:                                    10     2,849.9million



    Please note the information above does not include any of the funds for which T. Rowe Price serves as subadviser for Principal Management Corporation. The assets above have not yet been reconciled, and therefore, are subject to change.


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question. Please see the attached Equity Trade Allocation Guidelines for more information.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

  Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

  Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

  Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

  All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits.

  This compensation structure is used for all portfolios managed by the portfolio manager.

6. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Darrell N. Braman                                      12/21/2004
  --------------------                                      ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Darrell N. Braman
  -----------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
          PRINCIPAL INVESTORS FUND, INC.-PARTNERS LARGECAP BLEND FUND
                           M. CHRISTINE WOJCIECHOWSKI
                         T. ROWE PRICE ASSOCIATES, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          1    $   85.3million
     other pooled investment
     vehicles:                                           1    $   99.9million
     other accounts:                                    10    $2,849.9million



    Please note the information above does not include any of the funds for which T. Rowe Price serves as subadviser for Principal Management Corporation. The assets above have not yet been reconciled, and therefore, are subject to change.


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question. Please see the attached Equity Trade Allocation Guidelines for more information.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

  Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

  Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

  Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

  All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits.

  This compensation structure is used for all portfolios managed by the portfolio manager.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Darrell N. Braman                                      12/21/2004
  --------------------                                      ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Darrell N. Braman
  -----------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
        PRINCIPAL INVESTORS FUND, INC. - PARTNERS LARGECAP GROWTH FUND I
                                ROBERT W. SHARPS
                         T. ROWE PRICE ASSOCIATES, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          1     $ 39.9million
     other pooled investment
     vehicles:                                           1       67.3million
     other accounts:                                     3      666.5million



  Please note the information above does not include any of the funds for which
  T. Rowe Price serves as subadviser for Principal Management Corporation. The assets above have not yet been reconciled, and therefore, are subject to change.

  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question. Please see the attached Equity Trade Allocation Guidelines for more information.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

  Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

  Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

  Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

  Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

  All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits.

  This compensation structure is used for all portfolios managed by the portfolio manager.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Darrell N. Braman                                      1/11/2005
  --------------------                                      ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Darrell N. Braman
  -----------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                        TURNER INVESTMENT PARTNERS, INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                     PRINCIPAL PARTNERS MIDCAP GROWTH FUND
                           TURNER MID CAP GROWTH TEAM

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Turner uses a team approach to manage each Fund. The Turner Mid Cap Growth Team is comprised of Christopher McHugh (lead manager), William C. McVail and Robert
E. Turner (co-managers). Each portfolio manager has decision-making authority with respect to the daily buy and sell decisions of the Fund's portfolio, with the lead portfolio manager as the final authority.


Please provide the following information as of October 31, 2004* (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

* The account information below represents assets as of September 30, 2004.


Christopher McHugh (lead manager)
---------------------------------

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         19     2,067,467,486
     other pooled investment
     vehicles:                                           3         2,086,707
     other accounts:                                    59     3,372,558,591



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1       34,898,250



William C. McVail (co-manager)
------------------------------

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         17     2,407,066,101
     other pooled investment
     vehicles:                                           2           466,246
     other accounts:                                    75     3,455,401,608



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1       34,898,250

Robert E. Turner (co-manager)

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          27    3,999,785,655
     other pooled investment
     vehicles:                                            3        2,086,707
     other accounts:                                    106    4,423,017,046



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          1      768,178,128
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1        7,482,650



A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers for The Funds, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.


The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


NONE

  /s/Calvin Fisher                                          January 7, 2005
  ----------------                                          ---------------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Calvin Fisher
  -------------
  Printed Name of person signing)


  Manager, Mutual Funds Administration
  ------------------------------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                  UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
            PRINCIPAL INVESTORS FUND, PARTNERS LARGECAP VALUE FUND I
                                  JOHN LEONARD
                                  THOMAS COLE
                                 THOMAS DIGENAN
                  UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
                                OCTOBER 31, 2004

Please note that John Leonard, Thomas Cole and Thomas Digenan, the portfolio managers for the Fund, have access to additional equity analysts.


Question #1


The portfolio managers manage 112 North American Equity accounts utilizing a model portfolio approach for each strategy included in the 112. The number of strategies under management may change from time to time, and there are currently less than 10.


The breakout of these accounts by account type is as follows:

.. 21 registered mutual funds, 6 of which are subadvised and in 1 of those 6 we are a manager of among other managers. The approximate total assets are $
  10.293 billion
.. 10 unregistered commingled funds. The approximate assets are $ 2.1 billion .. 59 separate accounts. The total approximate assets are $ 8.559 billion
.. The portfolio managers' Large Cap Value model is also available on wrap platforms.

The portfolio management team manages accounts to their respective models, including where possible, those accounts that have specific investment restrictions. There are no perceived conflicts between accounts. Dispersion between accounts within a model portfolio are small due to the use of models and the intention to aggregate transactions where possible. The models developed by the portfolio managers may, from time to time, also be used by other managed asset allocation or balanced accounts and funds to gain exposure to the asset class.


Question #2


The portfolio managers receive a base salary and incentive compensation based on their personal performance.


Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

.. Competitive salary, benchmarked to maintain competitive compensation opportunities.
.. Annual bonus, tied to individual contributions and investment performance. .. UBS equity awards, promoting company-wide success and employee retention. .. Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.


Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.


Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors, which are used by the portfolio management teams to construct client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts' incentives with our clients.


UBS AG equity. Many of our senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.


Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.


Partnership Incentive Program (PIP). Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for our senior staff.


Question #3


The portfolio managers own shares of UBS registered mutual funds. As those funds are not the registrant at issue here, they are not required to disclose the amount invested.


  /s/Rachel M. Wood                                         1/7/05
  -----------------                                         ------
  Rachel M. Wood                                            Date


  Associate Director
  ------------------

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
           PRINCIPAL INVESTORS FUND, PARTNERS SMALLCAP GROWTH FUND II
                        PRINCIPAL SMALL CAP GROWTH FUND
                                  PAUL GRAHAM
                                DAVID N. WABNIK
                  UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
                                OCTOBER 31, 2004

Please note that both Paul Graham and David Wabnik have access to additional equity analysts. An organizational chart is available upon request.


Question #1


They manage 14 Small Cap Growth accounts and 1 SMID Cap Growth account.


The breakout of the Growth Accounts by account type is as follows:

.. 7 registered mutual funds, 6 of which are sub-advised and in all but 1 of the 6 we are a manager among other managers. The approximate total assets are $755 million.
.. 2 unregistered commingled funds. The approximate assets are $ 480 million.
.. 6 separate accounts. The total approximate assets are $ 319 million.
.. The portfolio managers' Small Cap Growth model is also available on 6 wrap platforms.

Of the 14 Small Cap Growth accounts, 13 are managed to the same model. The portfolio management team manages the model. The account that does not follow the model excludes one asset class. There are no perceived conflicts between accounts and dispersion between accounts is small due to the use of the model. The model may, from time to time, also be used by other managed asset allocation or balanced accounts and funds to gain exposure to the asset class.

Question #2


The portfolio managers receive a base salary and incentive compensation based on their personal performance.


Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the Interests of our clients. Overall compensation can be grouped into four categories:

.. Competitive salary, benchmarked to maintain competitive compensation opportunities.
.. Annual bonus, tied to individual contributions and investment performance. .. UBS equity awards, promoting company-wide success and employee retention. .. Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.


Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.


Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors, which are used by the portfolio management teams to construct client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts' incentives with our clients.


UBS AG equity. Many of our senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.


Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.


Partnership Incentive Program (PIP). Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for our senior staff.


Question #3


The portfolio managers own shares of the UBS registered mutual fund. As that fund is not the registrant at issue here, they are not required to disclose the amount invested.


  /s/Rachel M. Wood                                         1/7/05
  -----------------                                         ------
  Rachel M. Wood                                            Date


  Associate Director
  ------------------

                       WELILNGTON MANAGEMENT COMPANY, LLP

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                       PIF PARTNERS LARGE CAP BLEND FUND
                                 MAYA K. BITTAR
                       WELLINGTON MANAGEMENT COMPANY, LLP

QUESTION: For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


RESPONSE: Please see attached Appendix A.


QUESTION: Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         17        $5,109.7
     other pooled investment
     vehicles:                                          14           988.2
     other accounts:                                    34         2,736.7


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0              0
     other pooled investment
     vehicles:                                           0              0
     other accounts:                                     4         $333.3



  QUESTION: A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

  RESPONSE: Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

  Wellington Management's goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's overall book of business.

2. QUESTION: Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  RESPONSE: Each Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in a Management Agreement dated July 2, 2003 between Wellington Management and Principal Management Corporation with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds.

  Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its investment professionals primarily responsible for the day-to-day management of each Fund ("Investment Professionals") includes a base salary and incentive components. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to a Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures to other portfolios managed by these Investment Professionals, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to receive certain pension benefits as a partner of the firm.

  Wellington Management's inventive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group:

  FUND                                     INCENTIVE BENCHMARK(S) / PEER GROUPS*
  ----                                     -------------------------------------

  PIF Principal Large Cap Blend Fund       S&P 500
  Principal Partners Blue Chip Fund        S&P 500

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Sean P. Kelly                                           1/17/05
  ----------------                                           -------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Sean P. Kelly
  -------------

  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                                   APPENDIX A
                      DISCLOSURE REGARDING FUND MANAGEMENT

The following people are primarily responsible for the management of the Fund:


  MATTHEW E. MEGARGEL, CFA. Mr. Megargel serves as the portfolio manager of the Fund. He is a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

  MAYA K. BITTAR, CFA. Ms. Bittar, a Vice President, joined Wellington Management in 1998 as an equity portfolio manager. Prior to joining the firm, Ms Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management (1993-1998). Ms. Bittar received her MBA and MS (1991) along with her BBA (1985) from the University of Wisconsin-Madison.

  JEFFREY L. KRIPKE. Mr. Kripke, a Vice President, joined Wellington Management in 2001 as a portfolio manager. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001), Chase Asset Management (1998-1999) and Morgan Stanley Asset Management (1997-1998). Mr. Kripke received his MBA in Finance from Columbia University Graduate School of Business (1995) and his BA in Economics from Tufts University (1989).

  MICHAEL D. RODIER. Mr. Rodier, a Vice President, joined Wellington Management in 1982 while pursuing a BS degree in journalism at Suffolk University. Upon graduation in 1984, Mr. Rodier joined the firm as a fixed income analyst focusing on convertible securities. Mr. Rodier joined the US Core Equity team as an analyst and portfolio manager in 1994. As noted, Mr. Rodier received a BS in Journalism from Suffolk University (1984).

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                       PIF PARTNERS LARGE CAP BLEND FUND
                               JEFFREY L. KRIPKE
                       WELLINGTON MANAGEMENT COMPANY, LLP

QUESTION: For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


RESPONSE: Please see attached Appendix A.


QUESTION: Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         17        $5,109.7
     other pooled investment
     vehicles:                                          14           988.2
     other accounts:                                    41         2,734.9


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0              0
     other pooled investment
     vehicles:                                           0              0
     other accounts:                                     4         $333.3



  QUESTION: A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

  RESPONSE: Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

  Wellington Management's goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's overall book of business.

2. QUESTION: Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  RESPONSE: Each Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in a Management Agreement dated July 2, 2003 between Wellington Management and Principal Management Corporation with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds.

  Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its investment professionals primarily responsible for the day-to-day management of each Fund ("Investment Professionals") includes a base salary and incentive components. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to a Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures to other portfolios managed by these Investment Professionals, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to receive certain pension benefits as a partner of the firm.

  Wellington Management's inventive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group:

  FUND                                     INCENTIVE BENCHMARK(S) / PEER GROUPS*
  ----                                     -------------------------------------

  PIF Principal Large Cap Blend Fund       S&P 500
  Principal Partners Blue Chip Fund        S&P 500

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Sean P. Kelly                                          1/17/05
  ----------------                                          -------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Sean P. Kelly
  -------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                                   APPENDIX A
                      DISCLOSURE REGARDING FUND MANAGEMENT

  The following people are primarily responsible for the management of the Fund:

  MATTHEW E. MEGARGEL, CFA. Mr. Megargel serves as the portfolio manager of the Fund. He is a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

  MAYA K. BITTAR, CFA. Ms. Bittar, a Vice President, joined Wellington Management in 1998 as an equity portfolio manager. Prior to joining the firm, Ms Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management (1993-1998). Ms. Bittar received her MBA and MS (1991) along with her BBA (1985) from the University of Wisconsin-Madison.

  JEFFREY L. KRIPKE. Mr. Kripke, a Vice President, joined Wellington Management in 2001 as a portfolio manager. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001), Chase Asset Management (1998-1999) and Morgan Stanley Asset Management (1997-1998). Mr. Kripke received his MBA in Finance from Columbia University Graduate School of Business (1995) and his BA in Economics from Tufts University (1989).

  MICHAEL D. RODIER. Mr. Rodier, a Vice President, joined Wellington Management in 1982 while pursuing a BS degree in journalism at Suffolk University. Upon graduation in 1984, Mr. Rodier joined the firm as a fixed income analyst focusing on convertible securities. Mr. Rodier joined the US Core Equity team as an analyst and portfolio manager in 1994. As noted, Mr. Rodier received a BS in Journalism from Suffolk University (1984).

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                       PIF PARTNERS LARGE CAP BLEND FUND
                              MATTHEW E. MEGARGEL

                       WELLINGTON MANAGEMENT COMPANY, LLP

QUESTION: For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


RESPONSE: Please see attached Appendix A.


QUESTION: Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         19        $5,179.8
     other pooled investment
     vehicles:                                          14           988.2
     other accounts:                                    33         2,736.4


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0              0
     other pooled investment
     vehicles:                                           0              0
     other accounts:                                     4         $333.3



  QUESTION: A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other Accounts managed by the Portfolio Manager.

  RESPONSE: Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

  Wellington Management's goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's overall book of business.

2. QUESTION: Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  RESPONSE: Each Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in a Management Agreement dated July 2, 2003 between Wellington Management and Principal Management Corporation with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds.

  Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its investment professionals primarily responsible for the day-to-day management of each Fund ("Investment Professionals") includes a base salary and incentive components. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to a Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures to other portfolios managed by these Investment Professionals, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to receive certain pension benefits as a partner of the firm.

  Wellington Management's inventive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group:

  FUND                                     INCENTIVE BENCHMARK(S) / PEER GROUPS*
  ----                                     -------------------------------------

  PIF Principal Large Cap Blend Fund       S&P 500
  Principal Partners Blue Chip Fund        S&P 500

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Sean P. Kelly                                          1/17/05
  ----------------                                          -------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Sean P. Kelly
  -------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                                   APPENDIX A
                      DISCLOSURE REGARDING FUND MANAGEMENT

  The following people are primarily responsible for the management of the Fund:

  MATTHEW E. MEGARGEL, CFA. Mr. Megargel serves as the portfolio manager of the Fund. He is a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

  MAYA K. BITTAR, CFA. Ms. Bittar, a Vice President, joined Wellington Management in 1998 as an equity portfolio manager. Prior to joining the firm, Ms Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management (1993-1998). Ms. Bittar received her MBA and MS (1991) along with her BBA (1985) from the University of Wisconsin-Madison.

  JEFFREY L. KRIPKE. Mr. Kripke, a Vice President, joined Wellington Management in 2001 as a portfolio manager. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001), Chase Asset Management (1998-1999) and Morgan Stanley Asset Management (1997-1998). Mr. Kripke received his MBA in Finance from Columbia University Graduate School of Business (1995) and his BA in Economics from Tufts University (1989).

  MICHAEL D. RODIER. Mr. Rodier, a Vice President, joined Wellington Management in 1982 while pursuing a BS degree in journalism at Suffolk University. Upon graduation in 1984, Mr. Rodier joined the firm as a fixed income analyst focusing on convertible securities. Mr. Rodier joined the US Core Equity team as an analyst and portfolio manager in 1994. As noted, Mr. Rodier received a BS in Journalism from Suffolk University (1984).

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                       PIF PARTNERS LARGE CAP BLEND FUND
                               MICHAEL D. RODIER
                       WELLINGTON MANAGEMENT COMPANY, LLP

QUESTION: For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


RESPONSE: Please see attached Appendix A.


QUESTION: Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          7        $2,076.6
     other pooled investment
     vehicles:                                          11           903.8
     other accounts:                                    84         3,762.7


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0              0
     other pooled investment
     vehicles:                                           0              0
     other accounts:                                     4         $333.3

  QUESTION: A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  FOR EXAMPLE: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

  RESPONSE: Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

  Wellington Management's goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's overall book of business.

2. QUESTION: Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  RESPONSE: Each Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in a Management Agreement dated July 2, 2003 between Wellington Management and Principal Management Corporation with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds.

  Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its investment professionals primarily responsible for the day-to-day management of each Fund ("Investment Professionals") includes a base salary and incentive components. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to a Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures to other portfolios managed by these Investment Professionals, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to receive certain pension benefits as a partner of the firm.

  Wellington Management's inventive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group:

  FUND                                     INCENTIVE BENCHMARK(S) / PEER GROUPS*
  ----                                     -------------------------------------

  PIF Principal Large Cap Blend Fund       S&P 500
  Principal Partners Blue Chip Fund        S&P 500

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Sean P. Kelly                                          1/17/05
  ----------------                                          -------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Sean P. Kelly
  -------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                                   APPENDIX A
                      DISCLOSURE REGARDING FUND MANAGEMENT

The following people are primarily responsible for the management of the Fund:


  MATTHEW E. MEGARGEL, CFA. Mr. Megargel serves as the portfolio manager of the Fund. He is a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

  MAYA K. BITTAR, CFA. Ms. Bittar, a Vice President, joined Wellington Management in 1998 as an equity portfolio manager. Prior to joining the firm, Ms Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management (1993-1998). Ms. Bittar received her MBA and MS (1991) along with her BBA (1985) from the University of Wisconsin-Madison.

  JEFFREY L. KRIPKE. Mr. Kripke, a Vice President, joined Wellington Management in 2001 as a portfolio manager. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001), Chase Asset Management (1998-1999) and Morgan Stanley Asset Management (1997-1998). Mr. Kripke received his MBA in Finance from Columbia University Graduate School of Business (1995) and his BA in Economics from Tufts University (1989).

  MICHAEL D. RODIER. Mr. Rodier, a Vice President, joined Wellington Management in 1982 while pursuing a BS degree in journalism at Suffolk University. Upon graduation in 1984, Mr. Rodier joined the firm as a fixed income analyst focusing on convertible securities. Mr. Rodier joined the US Core Equity team as an analyst and portfolio manager in 1994. As noted, Mr. Rodier received a BS in Journalism from Suffolk University (1984).